First Investors Logo

The words "TAX EXEMPT FUNDS" in a rectangular blue box across the top of the page.

TAX-EXEMPT MONEY MARKET

INSURED INTERMEDIATE TAX EXEMPT

INSURED TAX EXEMPT

INSURED TAX EXEMPT II

MULTI-STATE INSURED TAX FREE

     ARIZONA         MARYLAND          NEW YORK
     CALIFORNIA      MASSACHUSETTS     NORTH CAROLINA
     COLORADO        MICHIGAN          OHIO
     CONNECTICUT     MINNESOTA         OREGON
     FLORIDA         MISSOURI          PENNSYLVANIA
     GEORGIA         NEW JERSEY        VIRGINIA

ANNUAL REPORT
December 31, 2001



Bond Market Overview
FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
FIRST INVESTORS INSURED TAX EXEMPT FUND II
FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
Arizona, California, Colorado, Connecticut, Florida, Georgia, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New Jersey, North
Carolina,  Ohio, Oregon, Pennsylvania and Virginia Funds

Dear Investor:

We are pleased to present this Bond Market Overview for the annual report of the First Investors Tax Exempt Funds (collectively, "the Funds") for the year ended December 31, 2001.

For all Americans, 2001 will be most remembered for the tragic events of September 11th. For the U.S. economy and financial markets, those events accelerated existing trends -- slowing economic growth, falling interest rates, and a declining stock market. Nonetheless, as the year ended, both interest rates and the stock market were rising and the economy was showing tentative signs of recovery. Despite the volatility, the bond market generally provided investors with good returns.

The Economy

Throughout much of the year, investors were inundated with bad economic news. According to the National Bureau of Economic Research, the U.S. economy entered a recession in March of 2001. The manufacturing sector was in a severe recession due to overcapacity, especially in the technology and telecommunications sectors. Only consumer spending supported the economy. Beginning in the second half of 2001, consumer confidence began to weaken due to rising unemployment (as corporations responded to falling earnings with layoffs) and the falling stock market.

The events of September 11th shook consumer confidence further and undermined the last pillar of the economy. In the months that followed, consumers temporarily retrenched. For the third quarter, the growth rate of the gross domestic product (GDP) declined 1.3%, and fourth quarter growth was just 0.2%. In December, the unemployment rate rose to 5.8%, its highest point since 1995, and factory capacity utilization fell to 74.4%, its lowest level since 1983.

On a positive note, the weak economy caused the rate of inflation to fall, as the consumer price index increased only 1.6%, as compared to 3.4% in the previous year. Also, in response to the slowing economy, the Federal Reserve (the "Fed") initiated a very aggressive monetary easing campaign in early January. The Fed implemented a total of 11 interest rate cuts during the year, lowering the benchmark federal funds rate from 6.5% to 1.75%, a 40-year low.

The Bond Market

As mentioned, 2001 was generally a good year for the bond market, as the Lehman Aggregate Bond Market Index was up 8.44%. Short-term yields fell substantially due to the Fed's easing. The three-month U.S. Treasury bill yield declined from 5.90% on January 1st to 1.73% at year-end. However, long-term yields ended the year only slightly lower, as the 10-year U.S. Treasury note yield moved from 5.11% to 5.05% at year-end.



Bond Market Overview (continued)
FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
FIRST INVESTORS INSURED TAX EXEMPT FUND II
FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
Arizona, California, Colorado, Connecticut, Florida, Georgia, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New Jersey, North
Carolina,  Ohio, Oregon, Pennsylvania and Virginia Funds

In the first half of the year, long-term yields moved higher, as the market expected a quick economic recovery in response to the Fed's actions and fiscal stimulus in the form of President Bush's $1.35 trillion 10-year tax cut. From July to early November, yields fell substantially due to a number of factors: the realization that a quick economic recovery was unlikely; the U.S. Treasury Department's decision to stop issuing 30-year Treasury bonds; and the attacks on September 11th, which caused a "flight to safety" into the Treasury market as the stock market collapsed. The 10-year Treasury yield fell to 4.15%, its lowest level since October 1998. In early November, success in the war against terrorism and a reassessment of the prospects for economic recovery resulted in an abrupt and substantial rise in interest rates, leaving long-term rates nearly unchanged after a volatile year.

For the year, performance in the bond market varied by sector. The best performing sector was investment grade corporate bonds, despite a record supply of almost $600 billion as well as a recession. Corporate bonds benefited from their high yields relative to Treasuries, particularly at the beginning of the year, and expectations that the economy would recover. Mortgage-backed bonds also had a very good year, despite the lowest mortgage rates in over a decade and record mortgage refinancings by homeowners. Mortgage-backed bonds benefited from their high yields versus Treasury securities and high credit quality. Treasury securities had a good year in the aggregate, with strong returns on intermediate maturities (reflecting lower short-term rates), but relatively weak returns on long-term bonds (reflecting expectations at year-end for an economic recovery). High yield bonds posted moderate returns due to a very strong January, as well as a good fourth quarter as investors began to believe that the economy's prospects were improving. Most significantly for this report, municipal bonds also had moderate returns (although on a taxable-equivalent basis, their returns were comparable to those of the corporate and mortgage-backed sectors). Record issuance in the fourth quarter, in combination with rising rates, substantially reduced the annual return for municipal bonds during the last two months of the year.

Looking Ahead

The U.S. economy is currently in transition. A number of factors, such as the Fed's easy monetary policy and the low level of inventories, indicate the strong likelihood of a moderate economic recovery in 2002. Long-term interest rates should remain within a limited range, with the potentially negative impact of economic recovery offset by low inflation. We anticipate the best performance from the less interest rate-sensitive sectors of the bond market (i.e., high yield and investment grade corporate bonds), as well as mortgage-backed bonds, since prepayment risk should be greatly reduced.

Because it is impossible to predict the future direction of the markets, particularly over the short term, there are certain basic investment principles that we encourage our clients to follow to reduce exposure to risk.* First, we encourage clients to take a long-term view, and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our clients to diversify their portfolios among stock funds, bond funds and money market funds. Third, we encourage our clients to follow a regular investment plan, investing a specific amount of money at defined intervals. This strategy is known as "dollar cost averaging." It may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.

Of course, no financial plan or program, no matter how well-designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which an investor may be affected by a decline in any one security or segment of the market. It's important to note that systematic investment programs like dollar cost averaging do not assure a profit or protect against loss in declining markets. These types of plans involve regular investment in securities, regardless of fluctuating price levels. Investors should consider their financial ability to continue purchases through periods of low price levels.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ CLARK D. WAGNER

Clark D. Wagner
Director of Fixed Income
First Investors Management Company, Inc.

January 31, 2002

* There are a variety of risks associated with investing in mutual funds. For bond funds, the risks include interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, longer-term bonds fluctuate more than shorter-term bonds in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole. You should consult your prospectus for a precise explanation of the risks associated with your fund.



Portfolio Manager's Letter
FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.

Dear Investor:

For the year ended December 31, 2001, the Fund's return on a net asset value basis was 2.2% for Class A shares and 1.4% for Class B shares (100% of which was free from federal income taxes). The Fund maintained a $1.00 net asset value per share for each class of shares throughout the year.*

The Fund's performance was primarily attributable to the substantial decline in short-term interest rates. Short-term tax-exempt interest rates fell steadily last year as the Federal Reserve (the "Fed") repeatedly lowered its target federal funds rate. In an effort to support the slowing economy, the Fed reduced short-term interest rates by 4.75 percentage points (475 basis points) to 1.75%, the lowest level in 40 years. As a result, short-term tax-exempt rates also declined considerably.

The Tax-Exempt Money Market Fund continued to invest conservatively during 2001, allocating a large portion of its assets to short-term variable rate securities in an effort to provide liquidity to its shareholders. While these securities reset interest rates at specific intervals and are subject to increased yield volatility, they are among the most liquid instruments in the marketplace and an integral part of any municipal money market portfolio. The Fund also effectively used fixed rate securities to realize additional return, as well as to temper the yield volatility of variable rate securities.

There was a surge in the popularity of money market funds in 2001. Assets in money market mutual funds rose during the year by a stunning $433 billion, an increase of 24%. Although the potential returns of money market funds may be lower than returns offered by other types of mutual funds, their liquidity and relatively stable net asset value per share remain key attractions to investors.

The Fund will continue to purchase only those securities considered at the time of purchase to present minimal market and credit risk to its shareholders. In addition, given the outlook for continued low short-term interest rates, it is likely that the Fund will maintain a weighted average maturity that may be longer than that of its peers.



Thank you for making the Tax-Exempt Money Market Fund part of your investment strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ MICHAEL J. O'KEEFE

Michael J. O'Keefe
Vice President
and Portfolio Manager

January 31, 2002

* Although the Fund attempts to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Fund will be able do so. Moreover, money market mutual funds are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.



Portfolio of Investments
FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              MUNICIPAL NOTES AND VARIABLE RATE SECURITIES--98.9%
              California--1.3%
      $250M   San Diego County Reg. Transportation Commission
                Rev. Bonds, Series "A", 6 1/4%, 4/1/2002
                (FGIC Insured)                                                                    $252,041        $125
----------------------------------------------------------------------------------------------------------------------
              District of Columbia--4.9%
              District of Columbia Rev. Bonds:
       375M     5 5/8%, 6/1/2002 (Escrowed to maturity)                                            379,255         188
       600M   Howard Univ., 5 1/4%, 10/1/2002 (MBIA Insured)                                       611,453         302
----------------------------------------------------------------------------------------------------------------------
                                                                                                   990,708         490
----------------------------------------------------------------------------------------------------------------------
              Florida--6.2%
       750M   Florida Housing Finance Rev. Bonds, VR, 1.35%
                (LOC; Freddie Mac)                                                                 750,000         372
       400M   Florida State Board of Education Capital Outlay
                GO Bonds, Series "B", 6%, 6/1/2015
                (Prerefunded 6/1/2002)                                                             409,022         202
       100M   Hillsborough County Indl. Dev. Auth.
                Pollution Cntrl. Rev. Bonds, VR, 1.9%
                (LOC; Bank of New York)                                                            100,000          49
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,259,022         623
----------------------------------------------------------------------------------------------------------------------
              Georgia--6.9%
     1,000M   Fulton County Housing Auth. Multi-Family
                Housing Rev., VR, 1.65% (LOC; Fannie Mae)                                        1,000,000         495
       400M   Whitfield County Residential Care Facilities Auth. Rev.
                Bonds, VR, 1.6% (LOC; First Union National Bank)                                   400,000         198
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,400,000         693
----------------------------------------------------------------------------------------------------------------------
              Illinois--8.9%
     1,000M   Illinois Educational Facilities Auth. Rev. Bonds,
                VR, 1.65% (LOC; Northern Trust Company)                                          1,000,000         495
       500M   Macon County University Rev. Bonds,
                VR, 1 3/4% (LOC; Northern Trust Company)                                           500,000         247
       300M   Metropolitan Pier & Exposition Auth. Dedicated
                State Tax Rev. Bonds, 5.4%, 6/15/2002,
                (MBIA Insured)                                                                     303,351         150
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,803,351         892
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Iowa--1.7%
      $350M   Polk County Hospital Equip. & Impt. Rev. Bonds, VR,
                1.85% (MBIA Insured, SPA; Bank of New York)                                       $350,000        $173
----------------------------------------------------------------------------------------------------------------------
              Maryland--1.5%
       300M   Baltimore County Sheppard & Enoch Pratt Hospital
                Rev. Bonds, VR, 1.6% (LOC; Bank of America)                                        300,000         148
----------------------------------------------------------------------------------------------------------------------
              Massachusetts--2.0%
       400M   Holden Municipal Purpose, 7 1/2%, 3/1/2002
                (FGIC Insured)                                                                     403,476         200
----------------------------------------------------------------------------------------------------------------------
              Missouri--2.2%
       450M   Missouri State Environmental Impt. & Energy Res.
                Auth. Pollution Control Rev. Bonds, VR, 2.1%
                (National Rural Utilities Cooperative Finance Corp.)                               450,000         223
----------------------------------------------------------------------------------------------------------------------
              Nevada--2.9%
       580M   Washoe County Improvement & Refunding,
                Series "B", 3%, 11/1/2002 (FSA Insured)                                            584,746         289
----------------------------------------------------------------------------------------------------------------------
              New York--6.8%
       325M   New York State Dorm. Auth. Rev. Bonds, 4.8%,
                2/1/2002 (AMBAC Insured)                                                           325,269         160
       400M   New York State Power Auth. Rev. Bonds, 5.9%,
                1/1/2002 (Escrowed to maturity)                                                    400,000         198
       652M   Voorheesville Central School District, 4%, 6/15/2002
                (FSA State Aid Withholding)                                                        655,717         324
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,380,986         682
----------------------------------------------------------------------------------------------------------------------
              North Carolina--5.3%
              North Carolina Educational Facilities
                Finance Agy. Rev. Bonds:
       700M     VR, 1.62%, (LOC; Wachovia Bank of NA)                                              700,000         346
       375M     VR, 1.7% (SPA; Branch Banking & Trust Co.,
                Winston-Salem)                                                                     375,000         186
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,075,000         532
----------------------------------------------------------------------------------------------------------------------
              Ohio--3.3%
       668M   Warren County Health Care Facilities Rev. Bonds,
                VR, 1.9% (LOC; Fifth Third Bank)                                                   668,000         330
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Pennsylvania--6.0%
      $700M   Pennsylvania Intergovernmental Coop Auth. Spl.
                Tax Rev. City of Philadelphia Funding Prog.,
                6%, 6/15/2002, (FGIC Insured)                                                     $713,044        $353
       500M   Wilson Pennsylvania Area School District, 4 1/2%,
                2/15/2002 (FGIC State Aid Withholding)                                             501,397         248
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,214,441         601
----------------------------------------------------------------------------------------------------------------------
              South Carolina--2.6%
       500M   South Carolina State Pub. Svc. Auth. Rev. Bonds,
                Series "D", 6 1/2%, 7/1/2024 (Prerefunded 7/1/2002)                                518,983         257
----------------------------------------------------------------------------------------------------------------------
              Tennessee--11.4%
       400M   Clarksville Public Building Auth. Rev. Bonds, VR,
                1.6% (LOC; Bank of America)                                                        400,000         198
       280M   Jackson Hospital Rev. Bonds, 4%, 4/1/2002,
                (AMBAC Insured)                                                                    280,682         139
       895M   Lincoln County, 4%, 4/1/2002, (MBIA Insured)                                         897,837         444
       730M   Metropolitan Govt. Nashville & Davidson County
                Indl. Dev. Rev. Bonds, VR, 1.6%, (LOC; Bank of
                America, NA)                                                                       730,000         361
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,308,519       1,142
----------------------------------------------------------------------------------------------------------------------
              Texas--8.2%
       375M   Harris County Toll Rev. Bonds, Series "A",
                6 1/2%, 8/15/2017 (Prerefunded 8/15/02)                                            392,767         194
       570M   Johnson County Tax Antic. Nts., 4.3%,
                2/15/2002 (FSA Insured)                                                            571,071         283
       685M   Tarrant County Housing Rev. Bonds,
                VR, 1.65% (Fannie Mae Coll. Agreement)                                             685,000         339
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,648,838         816
----------------------------------------------------------------------------------------------------------------------
              Virginia--5.3%
       180M   Alexandria Indl. Dev. Auth. Rev. Bonds, VR, 1.6%
                (LOC; Bank of America)                                                             180,000          89
       900M   Norfolk Industrial Auth. Rev. Bonds, VR, 1.6%,
                (LOC; Wachovia Bank of NA)                                                         900,000         445
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,080,000         534
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Washington--4.0%
      $500M   Lake Tapps Parkway Properties Special Rev. Bonds,
                VR, 1.9% (LOC; US Bank, NA)                                                       $500,000        $247
       300M   Port Kalama Public Corp. Rev. Bonds, VR, 1.8%
                (LOC; JP Morgan Chase Co.)                                                         300,000         148
----------------------------------------------------------------------------------------------------------------------
                                                                                                   800,000         395
----------------------------------------------------------------------------------------------------------------------
              West Virginia--1.0%
       200M   West Virginia Hosp. Finance Auth. Hosp. Rev. Bonds,
                VR, 1.68% (LOC; Bank One)                                                          200,000          99
----------------------------------------------------------------------------------------------------------------------
              Wisconsin--4.0%
       800M   Wisconsin State Health & Educational Facilities Auth.
                Rev. Bonds, VR, 1.67% (LOC; Bank One)                                              800,000         396
----------------------------------------------------------------------------------------------------------------------
              Wyoming--2.5%
       500M   Lincoln County Pollution Control Rev. Bonds
                (Exxon Mobil Corp.), VR, 1.8%                                                      500,000         248
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Investments
  (cost $19,988,111)+                                                                 98.9%     19,988,111       9,888
Other Assets, Less Liabilities                                                         1.1         226,936         112
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $20,215,047     $10,000
======================================================================================================================

  The interest rates shown for municipal notes and bonds are the effective rates at the time of purchase by the Fund. Interest rates on variable rate securities are adjusted periodically; the rates shown are the rates that were in effect at December 31, 2001. The variable rate securities are subject to optional tenders (which are exercised through put options) or mandatory redemptions. The put options are exercisable on a daily, weekly, monthly or semi-annual basis at a price equal to the principal amount plus accrued interest.

+ Aggregate cost for federal income tax purposes is the same.

  Summary of Abbreviations:
    CP Municipal Commercial Paper
    LOC Letter of Credit
    SPA Security Purchase Agreement
    VR Variable Rate Securities


See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
FIRST INVESTORS INSURED TAX EXEMPT FUND II
FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
Arizona, California, Colorado, Connecticut, Florida, Georgia, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New Jersey, North
Carolina,  Ohio, Oregon, Pennsylvania and Virginia Funds

Dear Investor:

For the year ended December 31, 2001, the returns of the majority of the First Investors Tax Exempt Funds (collectively, "the Funds") were comparable to or better than those of their respective Lipper Inc. peer groups. Our national insured tax exempt funds had the following returns on a net asset value basis for Class A shares and Class B shares, respectively: Insured Intermediate Tax Exempt Fund 4.8% and 4.0%, Insured Tax Exempt Fund 3.5% and 2.7%, and Insured Tax Exempt Fund II 5.4% and 4.6%. Our single state insured tax free funds had the following returns on a net asset value basis for Class A shares and Class B shares, respectively: Arizona 4.6% and 3.8%, California 3.8% and 3.0%, Colorado 5.2% and 4.6%, Connecticut 4.3% and 3.4%, Florida 4.3% and 3.4%, Georgia 4.5% and 3.7%, Maryland 4.0% and 3.2%, Massachusetts 4.2% and 3.3%, Michigan 3.9% and 3.1%, Minnesota 4.5% and 3.7%, Missouri 4.2% and 3.4%, New Jersey 4.1% and 3.3%, New York 3.1% and 2.4%, North Carolina 3.9% and 3.2%, Ohio 4.1% and 3.3%, Oregon 4.1% and 3.4%, Pennsylvania 4.5% and 3.6%, and Virginia 4.0% and 3.3%.

During 2001, the key factors that affected the Funds' performance were the steep municipal bond yield curve, the volatility in long-term interest rates, and the 43% increase in new issue supply of municipal bonds.

While short-term municipal bond yields fell substantially during 2001 (over two percentage points in response to the Federal Reserve's easing of monetary policy), long-term municipal bond yields ended the year slightly higher (5.59% versus 5.48% in January). The decline in short-term rates caused the municipal bond yield curve to steepen significantly. Long-term yields were very volatile, particularly during the second half of the year when they reached year-to-date lows of 5.20% in early November, only to give up the entire year's gains in the last seven weeks of 2001.

The municipal bond sector had the second largest year of new issuance in its history, at $286 billion. This reflected the low interest rates available to borrowers and the substantial capital needs of municipalities. In the fourth quarter alone, new issues totaled a record $90 billion. Demand for municipal bonds from individuals was strong throughout the year, reflecting falling money market yields and two years of negative stock market returns. The Investment Company Institute reported $51 billion of new sales in municipal bond mutual funds year-to-date through November. While demand from individuals was exceptional, tax-exempt yields had to rise in order to attract "non-traditional" municipal bond buyers, such as hedge funds, to absorb the massive new issue supply. This magnified interest rate volatility.

Overall, the Funds were positioned during the year for low interest rates (by emphasizing call protection) and the steep yield curve (by investing in the 15-year area of the yield curve). This strategy was very successful through October. However, the sudden and substantial increase in long-term rates in November and December hurt the Funds' performance, in large part due to the Funds' exposure to the 10 to 15 year maturity sector of the yield curve.

As mentioned earlier, most of the Funds performed in line with or better than their peers. One particular standout was the Insured Tax Exempt Fund II (FITE II), which was the top-performing fund in its peer group. FITE II and, to a lesser extent, the Insured Intermediate Tax Exempt Fund, benefited from trading opportunities created by the combination of large new issue supply and substantial demand for bonds.

Several single state funds -- Connecticut, Maryland and Michigan -- underperformed their peer groups. The Maryland Fund was adversely affected by its relatively high percentage of assets invested in tax-exempt bonds issued by Puerto Rico and its authorities. While these bonds are exempt from federal and state taxes for Maryland residents, the Puerto Rico sector had weak returns relative to the tax-exempt bond market in general. The Connecticut and Michigan Funds were negatively impacted, relative to their respective peer groups, by their heavy concentration of bonds with maturities of 10 to 15 years.



Portfolio Manager's Letter (continued)
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
FIRST INVESTORS INSURED TAX EXEMPT FUND II
FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
Arizona, California, Colorado, Connecticut, Florida, Georgia, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New Jersey, North
Carolina,  Ohio, Oregon, Pennsylvania and Virginia Funds

Thank you for making the Insured Tax Exempt Funds part of your investment strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ CLARK D. WAGNER

Clark D. Wagner
Director of Fixed Income
and Portfolio Manager

January 31, 2002



Cumulative Performance Information
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND

Comparison of change in value of $10,000 investment in the First
Investors Insured Intermediate Tax Exempt Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

As of December 31, 2001

               INSURED
          INTERMEDIATE
            TAX EXEMPT            LEHMAN BROTHERS
                  FUND       MUNICIPAL BOND INDEX
Nov-93         $ 9,375                    $10,000
Dec-93           9,369                     10,211
Dec-94           9,177                      9,683
Dec-95          10,416                     11,386
Dec-96          10,840                     11,870
Dec-97          11,672                     12,961
Dec-98          12,426                     13,801
Dec-99          12,490                     13,517
Dec-00          13,753                     15,095
Dec-01          14,416                     15,870

(INSET BOX IN CHART READS:)

                         Average Annual Total Return*
Class A Shares        N.A.V. Only   S.E.C. Standardized
  One Year              4.82%           (1.78%)
  Five Years            5.87%            4.50%
  Since Inception
  (11/22/93)            5.46%            4.61%
  S.E.C. 30-Day Yield            3.29%
Class B Shares
  One Year              4.02%            0.02%
  Five Years            4.88%            4.55%
  Since Inception
  (1/12/95)             5.69%            5.69%
  S.E.C. 30-Day Yield            2.77%

The graph compares a $10,000 investment in the First Investors Insured Intermediate Tax Exempt Fund (Class A shares) beginning 11/22/93 (inception date) with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the investment grade tax exempt bond market. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 12/31/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 1/12/95 the maximum sales charge was 3.5%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (2.14%), 3.88% and 3.85%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 2.63%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (0.36%), 4.15% and 5.21%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 2.38%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures are from Lehman Brothers, Inc. and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--99.1%
              Alabama--5.7%
      $355M   Alabama Drinking Water Financing Auth. Series "A"
                5.45% 8/15/2010                                                                   $379,850        $272
       400M   Jefferson County School Warrants 5.1% 2/15/2010                                      417,000         298
----------------------------------------------------------------------------------------------------------------------
                                                                                                   796,850         570
----------------------------------------------------------------------------------------------------------------------
              Colorado--1.9%
       250M   Colorado Dept. Trans. Rev. Antic. Nts.
                5 1/2% 6/15/2009                                                                   269,375         193
----------------------------------------------------------------------------------------------------------------------
              Florida--2.0%
       265M   Osceola County School Board Ctfs. of Partn.
                (Four Corners Charter Sch.) Series "A"
                5 1/4% 8/1/2009                                                                    280,569         201
----------------------------------------------------------------------------------------------------------------------
              Georgia--4.2%
       575M   Newnan Water Sewer & Light Comm. Pub. Utils. Rev.
                5% 1/1/2012                                                                        592,969         424
----------------------------------------------------------------------------------------------------------------------
              Illinois--4.0%
       250M   Chicago Board of Education 6% 12/1/2007                                              275,312         198
       250M   Northwest Subn. Muni. Jt. Action Water Agy.
                6.35% 5/1/2006                                                                     275,625         197
----------------------------------------------------------------------------------------------------------------------
                                                                                                   550,937         395
----------------------------------------------------------------------------------------------------------------------
              Indiana--5.2%
       200M   Boone County Hosp. Assoc. 5% 1/15/2011                                               203,000         145
       400M   Indiana Bd. Bk. Rev. Spec. Proj. Series "A"
                5 1/2% 2/1/2009                                                                    426,500         304
       100M   Indiana Health Facilities Financing Auth. Hosp. Rev.
                (Clarion Hlth. Partners) 5% 2/15/2009                                              102,750          74
----------------------------------------------------------------------------------------------------------------------
                                                                                                   732,250         523
----------------------------------------------------------------------------------------------------------------------
              Kansas--3.3%
       300M   Kansas State Dev. Financing Auth. Rev.
                (Kansas St. Projects) 4 1/8% 3/1/2009                                              296,625         213
       155M   Pratt Electric System Rev. 4 1/2% 5/1/2010                                           155,969         112
----------------------------------------------------------------------------------------------------------------------
                                                                                                   452,594         325
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Kentucky--7.8%
      $405M   Kentucky State Property & Buildings Proj. #69
                Series "A" 5 1/4% 8/1/2009                                                        $429,806        $307
       400M   Kentucky State Turnpike Auth. Econ. Dev. Rev. Proj.
                Series "A" 5 1/2% 7/1/2011                                                         429,000         307
       200M   Louisville & Jefferson Metropolitan Sewer Dist.
                10% 5/15/2004                                                                      231,500         166
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,090,306         780
----------------------------------------------------------------------------------------------------------------------
              Massachusetts--7.6%
       500M   Holyoke Gas & Electric 5 3/8% 12/1/2012                                              532,500         380
       500M   Massachusetts State Dev. Fin. Agy. 5 5/8% 1/1/2012                                   531,875         381
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,064,375         761
----------------------------------------------------------------------------------------------------------------------
              Michigan--8.3%
       300M   Allegan Public School District Gen. Oblig.
                6 1/2% 5/1/2007                                                                    334,875         240
     1,000M   Brighton Area School District Gen. Oblig. Zero Coupon
                5/1/2005 (prerefunded at $49.325)*                                                 437,500         313
       350M   Greater Detroit Resources Recovery Auth. Rev.
                6 1/4% 12/13/2007                                                                  387,625         277
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,160,000         830
----------------------------------------------------------------------------------------------------------------------
              Missouri--5.3%
       190M   Springfield Public Bldg. Corp. Leasehold Rev.
                (Springfield Rec. Proj.) Series "B" 5.65% 6/1/2010                                 205,913         147
       500M   St. Louis Airport Rev. (Airport Dev. Prog.) Series "A"
                5 1/2% 7/1/2008                                                                    530,625         380
----------------------------------------------------------------------------------------------------------------------
                                                                                                   736,538         527
----------------------------------------------------------------------------------------------------------------------
              North Carolina--6.5%
       300M   East Carolina University 4 1/2% 11/1/2008                                            306,375         219
       185M   Greenville Combined Enterprise System Rev.
                4 1/4% 9/1/2007                                                                    187,775         134
       400M   University of North Carolina System Pool Rev.
                5% 10/1/2010                                                                       418,500         300
----------------------------------------------------------------------------------------------------------------------
                                                                                                   912,650         653
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Ohio--11.9%
      $255M   Bethel & Tate Local School District Classroom Facs.
                Sch. Impt. 6.65% 12/1/2014                                                        $300,262        $215
       255M   Jackson City School District Spl. Oblig. Tax Antic.
                Notes 4.55% 12/1/2008                                                              259,781         186
       500M   Ohio State Bldg. Auth. St. Facs. 5 1/2% 10/1/2009                                    539,375         386
       245M   Van Buren Local School District 5% 12/1/2010                                         254,494         182
       300M   West Geauga Local School District 5.05% 11/1/2011                                    312,375         224
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,666,287       1,193
----------------------------------------------------------------------------------------------------------------------
              Oklahoma--1.9%
       250M   Grady County Indl. Dev. Auth. 5 3/8% 11/1/2009                                       266,250         191
----------------------------------------------------------------------------------------------------------------------
              Oregon--1.9%
       250M   Portland Airport Way Urban Renewal & Redev.
                Tax Increment Series "A" 5.3% 6/15/2010                                            264,063         189
----------------------------------------------------------------------------------------------------------------------
              Pennsylvania--12.6%
       405M   Erie Sewer Auth. Sewer Rev. 4.45% 6/1/2011                                           400,950         287
       250M   Pennsylvania State Turnpike 5 1/4% 7/15/2011                                         262,500         188
       500M   Philadelphia Auth. Indl. Dev. Lease Rev.
                5 1/4% 10/1/2009                                                                   527,500         378
       570M   Pittston School District 4.35% 7/15/2011                                             560,737         402
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,751,687       1,255
----------------------------------------------------------------------------------------------------------------------
              Virginia--3.6%
       500M   Virginia St. Hsg. Dev. Auth. Comwlth. Mtg.
                4.65% 1/1/2011                                                                     494,375         355
----------------------------------------------------------------------------------------------------------------------
              Washington--1.6%
       200M   Snohomish & Island Counties School District
                Gen. Oblig. #401 (Stanwood) 7% 12/15/2005                                          226,000         161
----------------------------------------------------------------------------------------------------------------------
              West Virginia--3.8%
       500M   West Virginia General Obligation 5 1/2% 6/1/2012                                     533,750         381
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $13,499,765)                                     99.1%     13,841,825       9,907
Other Assets, Less Liabilities                                                          .9         130,485          93
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $13,972,310     $10,000
======================================================================================================================

* Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.


See notes to financial statements



Cumulative Performance Information
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.

Comparison of change in value of $10,000 investment in the First
Investors Insured Tax Exempt Fund, Inc. (Class A shares) and the Lehman Brothers Municipal Bond Index.

As of December 31, 2001

           INSURED TAX            LEHMAN BROTHERS
           EXEMPT FUND       MUNICIPAL BOND INDEX
Dec-91         $ 9,375                    $10,000
Dec-92          10,131                     10,881
Dec-93          11,132                     12,217
Dec-94          10,508                     11,586
Dec-95          12,190                     13,623
Dec-96          12,534                     14,202
Dec-97          13,570                     15,508
Dec-98          14,332                     16,513
Dec-99          13,812                     16,172
Dec-00          15,460                     18,061
Dec-01          16,002                     18,988

(INSET BOX IN CHART READS:)

                      Average Annual Total Return*
Class A Shares      N.A.V. Only  S.E.C. Standardized
One Year               3.51%          (2.97%)
  Five Years           5.01%           3.65%
  Ten Years            5.49%           4.81%
  S.E.C. 30-Day Yield         3.62%
Class B Shares
  One Year             2.70%          (1.30%)
  Five Years           4.26%           3.92%
  Since Inception
  (1/12/95)            5.33%           5.33%
  S.E.C. 30-Day Yield         3.13%

The graph compares a $10,000 investment in the First Investors Insured Tax Exempt Fund, Inc. (Class A shares) beginning 12/31/91 with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the investment grade tax exempt bond market. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 12/31/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One year, Five Years and Ten Years would have been (3.02%), 3.63% and 4.80%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 3.57%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (1.35%), 3.90% and 5.32%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 3.08%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures are from Lehman Brothers, Inc. and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--98.5%
              Alabama--1.3%
              Alabama Water Pollution Control Authority:
    $5,205M     5 3/4% 8/15/2012                                                                $5,562,844         $60
     5,835M     6% 8/15/2014                                                                     6,330,975          70
----------------------------------------------------------------------------------------------------------------------
                                                                                                11,893,819         130
----------------------------------------------------------------------------------------------------------------------
              Alaska--.8%
     8,000M   North Slope Boro General Obligation Zero Coupon
                6/30/2005                                                                        7,030,000          78
----------------------------------------------------------------------------------------------------------------------
              Arizona--1.1%
     8,550M   Arizona State Municipal Financing Program
                Ctfs. of Partn. 7.7% 8/1/2010                                                   10,388,250         114
----------------------------------------------------------------------------------------------------------------------
              California--.6%
     5,000M   Los Angeles Community College Inverse Floater
                9.506% 2/1/2009 (Note 6)**                                                       5,356,250          59
----------------------------------------------------------------------------------------------------------------------
              Colorado--.3%
     8,000M   E-470 Pub. Hwy. Auth. Rev. Cap. Apprec. Series "B"
                Zero Coupon 9/1/2019                                                             3,060,000          34
----------------------------------------------------------------------------------------------------------------------
              Connecticut--2.8%
              Connecticut State Special Tax Obligation Rev.
              Transportation Infrastructure:
    13,500M     6 1/2% 10/1/2011                                                                15,660,000         172
     9,000M     6 1/8% 9/1/2012                                                                 10,181,250         112
----------------------------------------------------------------------------------------------------------------------
                                                                                                25,841,250         284
----------------------------------------------------------------------------------------------------------------------
              District of Columbia--2.8%
              Washington, D.C. General Obligations:
     2,605M     Series "A" 6 1/2% 6/1/2009*                                                      2,959,931          33
     2,890M     Series "A" 6 1/2% 6/1/2009                                                       3,265,700          36
     5,000M     Series "B" 6% 6/1/2021*                                                          5,556,250          61
       895M     Series "E" 6% 6/1/2003*                                                            958,276          11
     2,255M     Series "E" 6% 6/1/2012                                                           2,384,661          26
     9,615M     Series "E" 6% 6/1/2012*                                                         10,288,050         113
----------------------------------------------------------------------------------------------------------------------
                                                                                                25,412,868         280
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Florida--2.8%
              Escambia County Utilities Authority System Revenue:
    $5,485M     6 1/4% 1/1/2012                                                                 $6,204,907         $68
     5,360M     6 1/4% 1/1/2013                                                                  6,063,500          66
    10,000M   Lakeland Electric & Water Revenue 6.05% 10/1/2012                                 11,212,500         124
     1,395M   West Coast Regional Water Supply 10.4% 10/1/2010*                                  1,865,812          21
----------------------------------------------------------------------------------------------------------------------
                                                                                                25,346,719         279
----------------------------------------------------------------------------------------------------------------------
              Georgia--11.2%
    15,000M   Atlanta Airport Rev. Series "A" 5 1/2% 1/1/2026                                   15,318,750         169
     9,040M   Atlanta Water & Wastewater Rev. Series "A"
                5 1/2% 11/1/2019                                                                 9,582,400         106
     6,160M   Fulton County Water & Sewer Rev. 6 3/8% 1/1/2014                                   7,060,900          78
     5,000M   Georgia Municipal Electric Auth. Power Rev.
                6 1/4% 1/1/2012                                                                  5,675,000          63
              Metropolitan Atlanta Rapid Transit Authority:
     7,500M     6 3/4% 7/1/2004*                                                                 8,325,000          92
    20,450M     6 1/4% 7/1/2011                                                                 23,389,688         258
    28,605M     6% 7/1/2013                                                                     31,823,062         351
----------------------------------------------------------------------------------------------------------------------
                                                                                               101,174,800       1,117
----------------------------------------------------------------------------------------------------------------------
              Hawaii--2.0%
              Hawaii State General Obligations:
     5,500M     6% 10/1/2009                                                                     6,050,000          67
     6,000M     6% 10/1/2010                                                                     6,645,000          73
     4,770M   Honolulu General Obligation 5 3/4% 4/1/2012                                        5,187,375          57
----------------------------------------------------------------------------------------------------------------------
                                                                                                17,882,375         197
----------------------------------------------------------------------------------------------------------------------
              Illinois--19.6%
              Chicago Board of Education Lease Certificates:
     5,000M     6% 1/1/2016                                                                      5,493,750          61
    36,200M     6% 1/1/2020                                                                     39,774,750         438
              Chicago General Obligations:
     7,000M     6% 7/1/2005*                                                                     7,743,750          85
    16,660M     6 1/8% 7/1/2005*                                                                18,492,600         204
              Chicago O'Hare International Airport Revenue:
    14,570M     6 3/8% 1/1/2012                                                                 15,772,025         174
    10,000M     6 3/8% 1/1/2015                                                                 10,762,500         119
    16,750M   Illinois Development Finance Auth. Pollution
                Control Rev. 6 3/4% 3/1/2015                                                    18,445,938         203
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Illinois (continued)
              Illinois Development Finance Auth. Revenue
              (Rockford School #205):
    $3,400M     6.55% 2/1/2009                                                                  $3,842,000         $42
     5,000M     6.6% 2/1/2010                                                                    5,681,250          63
     3,000M     6.65% 2/1/2011                                                                   3,435,000          38
     4,990M   Illinois Health Facility Authority 5 1/2% 8/1/2020                                 5,089,800          56
     5,000M   Illinois State 5 5/8% 4/1/2015                                                     5,237,500          58
     8,250M   Illinois State First Series 6 1/8% 1/1/2010*                                       9,209,062         102
              Illinois State Inverse Floaters (Note 6):
     4,000M     Series "A" 9.206% 5/1/2009**                                                     4,265,000          47
     6,000M     Series "B" 9.206% 5/1/2009**                                                     6,367,500          70
              Regional Transportation Authority:
     4,000M     7 3/4% 6/1/2019                                                                  5,155,000          57
    15,000M     Zero Coupon 12/1/2021                                                            5,025,000          55
              Will County School District General Obligations:
     3,600M     7% 12/1/2007                                                                     4,131,000          46
     2,080M     7.05% 12/1/2008                                                                  2,412,800          27
     1,175M     7.1% 12/1/2009                                                                   1,379,157          15
----------------------------------------------------------------------------------------------------------------------
                                                                                               177,715,382       1,960
----------------------------------------------------------------------------------------------------------------------
              Iowa--.6%
              Iowa State Vision Special Fund:
     2,500M     5 1/2% 2/15/2020                                                                 2,618,750          29
     2,505M     5 1/2% 8/15/2020                                                                 2,627,119          29
----------------------------------------------------------------------------------------------------------------------
                                                                                                 5,245,869          58
----------------------------------------------------------------------------------------------------------------------
              Louisiana--1.6%
    13,500M   Louisiana State General Obligation 6% 5/1/2004*                                   14,715,000         162
----------------------------------------------------------------------------------------------------------------------
              Massachusetts--8.7%
    10,025M   Boston Water & Sewer 5 3/4% 11/1/2013                                             10,952,313         121
                Massachusetts Bay Transportation Auth. Gen. Sys.
                Series "A":
     9,080M     5.8% 3/1/2012                                                                    9,931,250         110
    10,775M     5.8% 3/1/2013                                                                   11,785,156         130
    10,000M     5 7/8% 3/1/2015                                                                 10,975,000         121
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Massachusetts (continued)
    $5,555M   Massachusetts Housing Finance Agency
                6% 12/1/2012                                                                    $5,818,863         $64
    20,550M   Massachusetts State General Obligation 6% 8/1/2009                                22,784,812         251
     6,000M   Massachusetts State Water Resources Auth.
                6 1/2% 7/15/2019                                                                 7,005,000          77
----------------------------------------------------------------------------------------------------------------------
                                                                                                79,252,394         874
----------------------------------------------------------------------------------------------------------------------
              Michigan--1.9%
    10,000M   Michigan State Environment Protection Prog.
                6 1/4% 11/1/2012                                                                11,450,000         127
     4,500M   Monroe County Economic Dev. Corp.
                (Detroit Edison Co.) 6.95% 9/1/2022                                              5,484,375          60
----------------------------------------------------------------------------------------------------------------------
                                                                                                16,934,375         187
----------------------------------------------------------------------------------------------------------------------
              Minnesota--.9%
              Minneapolis & St. Paul Inverse Floaters (Note 6):
     1,690M     6.974% 1/1/2017**                                                                1,763,937          19
     1,655M     6.985% 1/1/2018**                                                                1,710,856          20
     2,885M     6.974% 1/1/2019**                                                                2,975,157          33
     1,240M   St. Paul Housing & Redev. Auth. Multi-Family Hsg.
                Rev. (Como Lake Proj.) 7 1/2% 3/1/2026
                (Defaulted) (Note 1A)                                                            1,240,000          14
----------------------------------------------------------------------------------------------------------------------
                                                                                                 7,689,950          86
----------------------------------------------------------------------------------------------------------------------
              Missouri--3.9%
              Missouri State Health & Educational Facilities Authority:
                BJC Health System Series "A":
     6,840M       6 3/4% 5/15/2010                                                               7,968,600          87
    10,175M       6 3/4% 5/15/2011                                                              11,930,187         131
    10,000M     Lester E. Cox Med. Ctr. Zero Coupon 9/1/2016                                     4,612,500          51
     5,245M     SSM Health Care 6 1/4% 6/1/2007                                                  5,429,572          60
              St. Louis Airport Inverse Floaters (Note 6):
     2,070M     Series "A" 7.12% 1/1/2009**                                                      2,240,775          25
     1,810M     Series "B" 7.129% 1/1/2009**                                                     1,954,800          22
     1,515M     Series "C" 7.129% 1/1/2009**                                                     1,624,838          18
----------------------------------------------------------------------------------------------------------------------
                                                                                                35,761,272         394
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Nevada--2.3%
              Clark County Inverse Floaters (Note 6):
    $4,100M     9.2% 6/9/2009**                                                                 $4,340,875         $48
     4,320M     9.211% 6/9/2009**                                                                4,541,400          50
              Las Vegas New Convention & Visitors Auth. Rev:
     3,500M     5 3/4% 7/1/2015                                                                  3,692,500          41
     2,500M     5 3/4% 7/1/2017                                                                  2,609,375          29
              Truckee Meadows Water Authority
              Inverse Floaters (Note 6):
     1,250M     6.973% 1/1/2009**                                                                1,298,437          14
     3,055M     6.979% 1/1/2009**                                                                3,207,750          35
     1,300M     6.987% 1/1/2009**                                                                1,360,125          15
----------------------------------------------------------------------------------------------------------------------
                                                                                                21,050,462         232
----------------------------------------------------------------------------------------------------------------------
              New Jersey--2.4%
     5,000M   New Jersey State Trans. Authority Series "A"
                5 3/4% 6/15/2018                                                                 5,431,250          60
    10,000M   New Jersey State Trans. Corp. Ctfs. Fed. Trans.
                Admin. Grants Series "A" 5 3/4% 9/15/2011                                       10,837,500         119
     5,000M   New Jersey State Turnpike Authority Rev.
                6 1/2% 1/1/2016                                                                  5,825,000          65
----------------------------------------------------------------------------------------------------------------------
                                                                                                22,093,750         244
----------------------------------------------------------------------------------------------------------------------
              New Mexico--.2%
     1,560M   New Mexico Mortgage Finance Auth. Single-Family
                Mortgage 8% 1/1/2017                                                             1,564,399          17
----------------------------------------------------------------------------------------------------------------------
              New York--6.6%
    22,250M   New York City Municipal Water Finance Auth. Rev.
                6% 6/15/2021                                                                    24,614,063         272
              New York State Dorm. Auth. Rev.
              New York University:
     5,000M     5 7/8% 5/15/2017                                                                 5,462,500          60
    10,000M     Series "A" 5 3/4% 7/1/2027                                                      10,812,500         119
     6,385M   New York State Housing Finance Agy. Rev.
                5 7/8% 11/1/2010                                                                 6,792,044          75
     5,840M   Suffolk County Indl. Dev. Agy. Southwest
                Swr. Sys. 6% 2/1/2008                                                            6,416,700          71
     5,000M   Suffolk County Judicial Facs. Agy.
                (John P. Cohalan Complex) 5 3/4% 10/15/2013                                      5,412,500          60
----------------------------------------------------------------------------------------------------------------------
                                                                                                59,510,307         657
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              North Carolina--2.2%
              North Carolina Municipal Power Agency
                (Catawba Electric):
    $8,950M     6% 1/1/2010                                                                     $9,878,562        $108
     8,945M     6% 1/1/2011                                                                      9,828,319         108
----------------------------------------------------------------------------------------------------------------------
                                                                                                19,706,881         216
----------------------------------------------------------------------------------------------------------------------
              North Dakota--1.4%
    10,500M   Mercer County Pollution Control Rev. (Basin Elec.
                Pwr. Coop.) 7.2% 6/30/2013                                                      12,481,875         138
----------------------------------------------------------------------------------------------------------------------
              Ohio--.7%
     6,000M   Jefferson County Jail Construction 5 3/4% 12/1/2019                                6,502,500          72
----------------------------------------------------------------------------------------------------------------------
              Oklahoma--1.7%
     9,000M   Grand River Dam Auth. Rev. 5 3/4% 6/1/2008                                         9,776,250         108
     5,540M   Oklahoma State Ind. Dev. Auth. (Intregris Hlth. Sys.)
                6% 8/15/2017                                                                     5,851,625          65
----------------------------------------------------------------------------------------------------------------------
                                                                                                15,627,875         173
----------------------------------------------------------------------------------------------------------------------
              Oregon--.9%
              Portland Urban Renewal & Redev. South Park
                Blocks Series "A":
     2,695M     5 3/4% 6/15/2015                                                                 2,887,019          32
     2,630M     5 3/4% 6/15/2016                                                                 2,800,950          31
     2,065M     5 3/4% 6/15/2017                                                                 2,183,737          24
----------------------------------------------------------------------------------------------------------------------
                                                                                                 7,871,706          87
----------------------------------------------------------------------------------------------------------------------
              Pennsylvania--2.1%
     5,000M   Pennsylvania State General Obligation
                6 3/4% 11/15/2013                                                                5,525,000          61
    12,050M   Pittsburgh Water & Sewer Authority
                6 1/2% 9/1/2013                                                                 13,962,937         153
----------------------------------------------------------------------------------------------------------------------
                                                                                                19,487,937         214
----------------------------------------------------------------------------------------------------------------------
              South Dakota--.5%
     3,855M   South Dakota Hlth. & Edl. Facs. Auth.
                (McKennan Hosp.) 7 5/8% 7/1/2006*                                                4,568,175          50
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Texas--10.4%
              Austin, Texas Utilities System Revenue:
   $16,000M     6% 11/15/2013                                                                  $17,680,000        $194
    30,465M     Zero Coupon 5/15/2018                                                           12,414,488         137
    29,410M     Zero Coupon 5/15/2019                                                           11,249,325         124
     5,000M   Bexar County Hlth. Facilities (Baptist Mem.)
                6 3/4% 8/15/2004*                                                                5,575,000          61
              Harris County Toll Road Senior Liens:
    11,065M     Series "A" 6 1/2% 8/15/2012                                                     12,766,244         141
     7,305M     Series "A" 6 1/2% 8/15/2013                                                      8,473,800          93
              Houston Water Conveyance System Ctfs. of Partn.:
     2,250M     6 1/4% 12/15/2012                                                                2,531,250          28
     4,705M     6 1/4% 12/15/2013                                                                5,310,769          59
     4,950M     6 1/4% 12/15/2014                                                                5,605,875          62
     6,035M     6 1/4% 12/15/2015                                                                6,789,375          75
     5,300M   Rio Grande Valley Hlth. Facility Dev. Corp.
                (Valley Baptist Med. Ctr.) 6.4% 8/1/2012                                         5,501,983          61
----------------------------------------------------------------------------------------------------------------------
                                                                                                93,898,109       1,035
----------------------------------------------------------------------------------------------------------------------
              Utah--1.0%
     1,890M   Provo, Utah Electric System Revenue
                10 3/8% 9/15/2015                                                                2,620,012          29
              Salt Lake County Water Conservancy District Revenue:
     3,800M     Zero Coupon 10/1/2011                                                            2,360,750          26
     3,800M     Zero Coupon 10/1/2012                                                            2,218,250          24
     3,760M     Zero Coupon 10/1/2013                                                            2,077,400          23
----------------------------------------------------------------------------------------------------------------------
                                                                                                 9,276,412         102
----------------------------------------------------------------------------------------------------------------------
              Washington--1.6%
              Snohomish County Inverse Floaters (Note 6):
     3,975M     9.232% 6/1/2009 **                                                               4,188,656          46
     4,205M     9.203% 6/1/2009 **                                                               4,425,762          49
    15,665M   Washington State Zero Coupon 1/1/2021                                              5,541,494          61
----------------------------------------------------------------------------------------------------------------------
                                                                                                14,155,912         156
----------------------------------------------------------------------------------------------------------------------
              Wisconsin--1.6%
    12,000M   Superior, Wisconsin Limited Obligation Rev.
                (Midwest Energy) 6.9% 8/1/2021                                                  14,520,000         161
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $813,112,053)                                             893,016,873       9,847
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM TAX EXEMPT INVESTMENTS--.0%
                Adjustable Rate Notes***
      $100M   Appling County Georgia Dev. Auth. Poll.
                Cntl. Rev. 1.95%                                                                  $100,000          $1
        20M   North Central Texas Health Facility
                Dev. Corp. 1.85%                                                                    20,000          --
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Tax Exempt Investments
  (cost $120,000)                                                                                  120,000           1
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Investments (cost $813,232,053)                              98.5%    893,136,873       9,848
Other Assets, Less Liabilities                                                         1.5      13,822,992         152
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $906,959,865     $10,000
======================================================================================================================

  * Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

 ** The interest rates on these securities (commonly referred to as inverse floaters) vary inversely with interest rates on other municipal obligations or an index and are reset weekly by the issuer. The interest rate shown on these securities is the rate in effect at December 31, 2001.

*** Interest rates on Adjustable Rate Notes are determined and reset daily by the issuer. The interest rate shown is the rate in effect at December 31, 2001.


See notes to financial statements



Cumulative Performance Information
FIRST INVESTORS INSURED TAX EXEMPT FUND II

Comparison of change in value of $10,000 investment in the First
Investors Insured Tax Exempt Fund II (Class A shares) and the Lehman Brothers Municipal Bond Index.

As of December 31, 2001

            INSURED TAX           LEHMAN BROTHERS
         EXEMPT FUND II      MUNICIPAL BOND INDEX
Dec-91         $ 9,375                    $10,000
Dec-92          10,409                     10,881
Dec-93          12,047                     12,217
Dec-94          11,572                     11,586
Dec-95          13,947                     13,623
Dec-96          14,521                     14,202
Dec-97          16,016                     15,508
Dec-98          17,200                     16,513
Dec-99          16,870                     16,172
Dec-00          19,148                     18,061
Dec-01          20,186                     18,988

(INSET BOX IN CHART READS:)

                      Average Annual Total Return*
Class A Shares      N.A.V. Only  S.E.C. Standardized
  One Year             5.43%          (1.14%)
  Five Years           6.81%           5.44%
  Ten Years            7.97%           7.28%
  S.E.C. 30-Day Yield         3.34%
Class B Shares
  One Year             4.63%           0.63%
  Since Inception
  (12/18/00)           5.36%           1.50%
  S.E.C. 30-Day Yield         2.91%

The graph compares a $10,000 investment in the First Investors Insured Tax Exempt Fund II (Class A shares) beginning 12/31/91 with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the investment grade tax exempt bond market. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 12/31/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 12/18/00 the maximum sales charge was 4.75%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (1.66%), 4.55% and 6.17%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 2.75%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been 0.09% and 0.94%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 2.28%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures are from Lehman Brothers, Inc. and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS INSURED TAX EXEMPT FUND II
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--99.0%
              Alabama--.8%
      $250M   Coffee County Public Bldg. Auth. 6.1% 9/1/2016                                      $272,188         $83
----------------------------------------------------------------------------------------------------------------------
              Arizona--.9%
       250M   Maricopa County Ind. Dev. Hosp. Facs. Rev.
                (Samaritan Hlth. Svcs.) 7% 12/1/2016                                               301,250          92
----------------------------------------------------------------------------------------------------------------------
              California--5.2%
       690M   Jefferson High School District (San Mateo Cnty.)
                6 1/4% 2/1/2017                                                                    795,225         242
       370M   Jefferson LA Sales Tax District 5% 12/1/2022                                         357,050         109
       500M   San Francisco City & County Redev. Agy.
                (Moscone Ctr.) 6 3/4% 7/1/2015                                                     552,500         168
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,704,775         519
----------------------------------------------------------------------------------------------------------------------
              Colorado--3.0%
     1,000M   Denver City & County Excise Tax Rev.
                (Convention Center Proj.) Series "A" 5% 9/1/2020                                   981,250         299
----------------------------------------------------------------------------------------------------------------------
              Florida--10.9%
       335M   Cocoa Water & Sewer Rev. 5 3/4% 10/1/2007*                                           370,175         113
     1,340M   First Florida Governmental Financing Commission Rev.
                5 1/2% 7/1/2016                                                                  1,423,750         433
       750M   Tallahasse Consolidated Utililty System Rev.
                5 1/2% 10/1/2018                                                                   792,187         241
     1,000M   Tampa Bay Water Utility System Rev. 5% 10/1/2015                                   1,006,250         306
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,592,362       1,093
----------------------------------------------------------------------------------------------------------------------
              Georgia--5.7%
       400M   Atlanta Dev. Auth. Rev. (Yamacraw Design Ctr. Proj.)
                Series "A" 5 1/8% 1/1/2027                                                         390,500         119
       500M   Elberton Combined Utility System Rev. 5% 1/1/2022                                    486,875         148
     1,000M   Georgia Municipal Association, Inc. (City Court
                Atlanta Proj.) 5 1/8% 12/1/2021                                                    990,000         301
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,867,375         568
----------------------------------------------------------------------------------------------------------------------
              Illinois--7.5%
       500M   Chicago Board of Education 6 1/4% 12/1/2012                                          566,250         172
       500M   Chicago General Obligation 6% 7/1/2005*                                              553,125         168
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS INSURED TAX EXEMPT FUND II
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Illinois (continued)
      $500M   Illinois Development Finance Auth. Rev.
                (Rockford School #205) 6.55% 2/1/2009                                             $565,000        $172
       500M   Regional Transportation Auth. 5 1/2% 6/1/2019                                        521,250         159
       250M   Rockford School District #205, 5% 2/1/2016                                           248,438          76
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,454,063         747
----------------------------------------------------------------------------------------------------------------------
              Indiana--3.5%
     1,105M   Merriville Multi-School Building Corp.
                5 1/2% 7/15/2017                                                                 1,142,294         348
----------------------------------------------------------------------------------------------------------------------
              Iowa--4.7%
       500M   Iowa State School Infrastructure Special Fund
                5% 3/15/2015                                                                       501,250         152
     1,000M   Iowa State Vision Special Fund 5 1/2% 8/15/2020                                    1,048,750         319
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,550,000         471
----------------------------------------------------------------------------------------------------------------------
              Kansas--1.6%
       100M   Kansas St. Dev. Fin. Auth. Health Facs. (Stormont
                Vail Healthcare) 5 1/4% 11/15/2017                                                 100,500          31
              Pratt Kansas Electric System Revenue:
       325M      5% 5/1/2014                                                                       326,625          99
       100M      5.1% 5/1/2015                                                                     101,000          31
----------------------------------------------------------------------------------------------------------------------
                                                                                                   528,125         161
----------------------------------------------------------------------------------------------------------------------
              Louisiana--5.9%
     1,845M   Louisiana Local Govt. Env. Facs. & Comm.
                5 1/4% 10/1/2021                                                                 1,838,081         559
       100M   Louisiana Public Facs. Auth. Rev. 5% 8/1/2021                                         96,625          29
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,934,706         588
----------------------------------------------------------------------------------------------------------------------
              Maine--.8%
       250M   Maine Municipal Bond Bank 6 1/2% 11/1/2014                                           275,312          84
----------------------------------------------------------------------------------------------------------------------
              Massachusetts--1.7%
       500M   Massachusetts Bay Transportation Auth. Gen. Sys.
                Series "A" 5.8% 3/1/2013                                                           546,875         166
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Michigan--3.6%
    $1,000M   Howell Public Schools Gen. Oblig. Zero Coupon
                5/1/2006*                                                                         $387,500        $118
       750M   Milan Area School District 5 5/8% 5/1/2017                                           778,125         237
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,165,625         355
----------------------------------------------------------------------------------------------------------------------
              Mississippi--1.5%
       500M   Gautier Utility District Sys. Rev. 5 1/8% 3/1/2019                                   491,875         150
----------------------------------------------------------------------------------------------------------------------
              Missouri--7.8%
       800M   Kansas City Metropolitan Cmnty. Colleges Bldg. Corp.
                Rev. 5% 7/1/2021                                                                   778,000         236
       200M   Liberty Sewer System Rev. 6.15% 2/1/2015                                             216,500          66
       500M   Missouri State Hlth. & Edl. Facs. Auth. (BJC Hlth. Sys.)
                Series "A" 6 3/4% 5/15/2010                                                        582,500         177
       310M   Springfield Pub. Bldg. Corp. Leasehold Rev.
                (Springfield Rec. Proj.) Series "B" 5.85% 6/1/2014                                 332,863         101
       250M   St. Joseph's School District 5 3/4% 3/1/2019                                         262,187          80
       375M   St. Louis County Pattonville School District #3,
                5 3/4% 3/1/2017                                                                    395,156         120
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,567,206         780
----------------------------------------------------------------------------------------------------------------------
              New Jersey--4.9%
     1,000M   Delaware River Port Auth. PA & NJ Rev.
                5 1/8% 1/1/2022                                                                    992,500         302
       615M   Wanaque Boro Sewer Authority 5% 12/1/2014                                            624,225         190
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,616,725         492
----------------------------------------------------------------------------------------------------------------------
              New York--6.5%
              New York City Municipal Water Finance Auth. Rev.:
       290M     5 7/8% 6/15/2012                                                                   320,088          97
     1,500M     Inverse Floater 9.426% 6/15/2033** (Note 6)                                      1,560,000         475
       265M   New York State Dorm Auth. (Siena College)
                5% 7/1/2021                                                                        255,725          78
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,135,813         650
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS INSURED TAX EXEMPT FUND II
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              North Carolina--4.2%
      $600M   Buncombe County Metropolitan Swr. District
                5% 7/1/2021                                                                       $583,500        $177
       255M   Gastonia Ctfs. of Partn. Pub. Facs. & Equip.
                5% 10/1/2019                                                                       250,537          76
       500M   Greenville Combined Enterprise System Rev.
                6% 9/1/2016                                                                        561,250         171
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,395,287         424
----------------------------------------------------------------------------------------------------------------------
              Ohio--2.9%
       500M   Garfield Heights Ohio School District 5% 12/15/2026                                  480,625         146
       450M   Youngstown Ohio General Obligation 6% 12/1/2031                                      484,875         148
----------------------------------------------------------------------------------------------------------------------
                                                                                                   965,500         294
----------------------------------------------------------------------------------------------------------------------
              Oregon--1.7%
       500M   Oregon State Dept. of Administrative Services Ctfs.
                of Partn. 5.65% 5/1/2007*                                                          545,625         166
----------------------------------------------------------------------------------------------------------------------
              Pennsylvania--4.6%
       525M   Erie General Obligation 5 3/4% 5/15/2007*                                            571,594         174
       500M   Erie Sewer Authority Revenue 5 7/8% 6/1/2010*                                        531,875         162
       350M   Philadelphia Water & Wastewater Rev. 6 1/4% 8/1/2012                                 395,063         120
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,498,532         456
----------------------------------------------------------------------------------------------------------------------
              Puerto Rico--3.2%
       400M   Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev.
                6 1/4% 7/1/2014                                                                    463,500         141
       545M   Puerto Rico Indl. Tourist Edl. Med. & Env. Cntl. Facs.
                6 1/4% 7/1/2016                                                                    591,325         180
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,054,825         321
----------------------------------------------------------------------------------------------------------------------
              Texas--5.9%
       505M   Austin Texas Utility Systems Rev. 6% 11/15/2013                                      558,025         170
       500M   Harris County Toll Road Series "A" 6 1/2% 8/15/2013                                  580,000         176
       250M   Houston Water Conveyance System Ctfs. of Partn.
                6 1/4% 12/15/2012                                                                  281,250          86
       500M   Midlothian Water District 5 3/8% 9/1/2016                                            510,624         155
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,929,899         587
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $31,407,948)                                               32,517,487       9,894
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS INSURED TAX EXEMPT FUND II
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM TAX EXEMPT INVESTMENTS--2.1%
              Adjustable Rate Notes***
      $300M   Lehigh Cnty. Gen. Purpose Auth. Rev. 1.85%                                          $300,000         $91
       300M   Moffat Cnty. Poll. Cntrl. Rev. Pacificorp Proj. 1.9%                                 300,000          91
       100M   Monroe Cnty. Dev. Auth. Poll. Cntrl. Rev. 1 3/4%                                     100,000          30
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Tax Exempt Investments
  (cost $700,000)                                                                                  700,000         212
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Investments (cost $32,107,948)                              101.1%     33,217,487      10,106
Excess of Liabilities Over Other Assets                                               (1.1)       (347,121)       (106)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $32,870,366     $10,000
======================================================================================================================

  * Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

** The interest rates on these securities (commonly referred to as inverse floaters) vary inversely with interest rates on other municipal obligations or an index and are reset weekly by the issuer. The interest rate shown on these securities is the rate in effect at December 31, 2001.

*** Interest rates on Adjustable Rate Notes are determined and reset daily by the issuer. The interest rate shown is the rate in effect at December 31, 2001.


See notes to financial statements



Cumulative Performance Information
FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.

Comparison of change in value of $10,000 investment in the First
Investors New York Insured Tax Free Fund, Inc. (Class A shares) and the Lehman Brothers Municipal Bond Index.

As of December 31, 2001

      NEW YORK INSURED            LEHMAN BROTHERS
         TAX FREE FUND       MUNICIPAL BOND INDEX
Dec-91         $ 9,375                    $10,000
Dec-92          10,195                     10,881
Dec-93          11,196                     12,217
Dec-94          10,633                     11,586
Dec-95          12,276                     13,623
Dec-96          12,638                     14,202
Dec-97          13,626                     15,508
Dec-98          14,388                     16,513
Dec-99          13,860                     16,172
Dec-00          15,580                     18,061
Dec-01          16,070                     18,988

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only  S.E.C. Standardized
  One Year              3.14%          (3.28%)
  Five Years            4.92%           3.57%
  Ten Years             5.54%           4.86%
  S.E.C. 30-Day Yield          3.55%
Class B Shares
  One Year              2.40%          (1.60%)
  Five Years            4.20%           3.86%
  Since Inception
  (1/12/95)             5.23%           5.23%
  S.E.C. 30-Day Yield          3.05%

The graph compares a $10,000 investment in the First Investors New York Insured Tax Free Fund, Inc. (Class A shares) beginning 12/31/91 with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the investment grade tax exempt bond market. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 12/31/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (3.42%), 3.47% and 4.81%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 3.40%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (1.75%), 3.76% and 5.16%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 2.90%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures are from Lehman Brothers, Inc. and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--99.5%
              Education--18.8%
              New York State Dormitory Authority Revenues:
                City University:
    $2,000M     5 3/4% 7/1/2012                                                                 $2,155,000        $120
     5,955M     5 3/4% 7/1/2013                                                                  6,520,725         364
     3,000M     6% 7/1/2020                                                                      3,318,750         185
     2,350M   Colgate University 6% 7/1/2021                                                     2,599,687         145
              New York University:
     1,610M     6% 7/1/2018                                                                      1,783,075         100
     6,000M     5 3/4% 7/1/2027                                                                  6,487,500         363
              Special Act School Districts Programs:
     1,375M     6% 7/1/2012                                                                      1,517,655          85
     1,460M     6% 7/1/2013                                                                      1,613,300          90
              State University Educational Facilities:
     1,000M     5 7/8% 5/15/2011                                                                 1,100,000          61
     3,500M     5 1/2% 5/15/2013                                                                 3,753,750         211
     2,000M     5 1/4% 5/15/2015                                                                 2,082,500         116
       700M   Puerto Rico Indl. Tourist Edl. Med. & Env. Ctl. Facs.
                (University Plaza Proj.) Series "A" 5 5/8% 7/1/2013                                756,000          42
----------------------------------------------------------------------------------------------------------------------
                                                                                                33,687,942       1,882
----------------------------------------------------------------------------------------------------------------------
              General Obligations--28.0%
       710M   Brockport Central School District 5 3/4% 6/15/2016                                   774,788          43
              Buffalo:
     1,065M     6% 12/1/2009*                                                                    1,215,431          68
     1,040M     6% 12/1/2013                                                                     1,136,200          63
     1,000M     5 1/2% 12/15/2015                                                                1,042,500          58
     1,250M   Monroe County 6% 3/1/2015                                                          1,382,813          77
              Nassau County:
     3,845M     6 1/2% 11/1/2004*                                                                4,349,656         243
     4,355M     5.7% 8/1/2012                                                                    4,616,300         258
              New York City:
     3,355M     6.95% 8/15/2004*                                                                 3,745,019         209
     1,000M     6.2% 8/1/2008                                                                    1,115,000          62
     2,500M     5 1/4% 8/1/2014                                                                  2,562,500         143
     1,000M     7 1/4% 3/15/2018                                                                 1,006,090          56
     4,570M     5 3/4% 5/15/2024                                                                 4,787,075         268
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              General Obligations (continued)
              Niagara Falls Public Improvement:
    $1,340M     7 1/2% 3/1/2012                                                                 $1,649,875         $92
     1,680M     7 1/2% 3/1/2015                                                                  2,104,200         118
     1,600M     7 1/2% 3/1/2018                                                                  2,036,000         114
     1,750M   North Hempstead 6.4% 4/1/2012                                                      2,003,750         112
              Puerto Rico Commonwealth:
     1,100M     6 1/4% 7/1/2013                                                                  1,276,000          71
     4,000M     5 1/2% 7/1/2017                                                                  4,245,000         237
     4,000M   Puerto Rico Municipal Finance Agy. 6% 8/1/2015                                     4,440,000         249
     1,000M   Rome New York School District 5 1/2% 6/15/2016                                     1,045,000          58
              Syracuse New York Public Interest Series "D":
       630M     5% 11/15/2016                                                                      623,700          35
       665M     5% 11/15/2017                                                                      655,856          37
       250M     5% 11/15/2018                                                                      244,688          14
     1,900M   Yonkers Series "A" 5 3/4% 10/1/2016                                                2,018,750         113
----------------------------------------------------------------------------------------------------------------------
                                                                                                50,076,191       2,798
----------------------------------------------------------------------------------------------------------------------
              Health Care--4.5%
       500M   New York State Dormitory Auth. Rev. NYSARC Inc.
                Series "A" 5% 7/1/2013                                                             508,125          28
              New York State Medical Care Facs. Agy.:
     1,850M     Long Term Health Care 7 3/8% 11/1/2011                                           1,858,621         104
              Mental Health Services Facilities:
     4,915M     6 1/2% 8/15/2004*                                                                5,480,225         306
       135M     7 3/8% 2/15/2014                                                                   135,446           8
----------------------------------------------------------------------------------------------------------------------
                                                                                                 7,982,417         446
----------------------------------------------------------------------------------------------------------------------
              Housing--2.2%
     3,655M   New York State Housing Finance Agy.
                6.05% 5/1/2011                                                                   3,897,144         218
----------------------------------------------------------------------------------------------------------------------
              Transportation--15.3%
              Metropolitan Transit Authority of New York:
     3,200M     Commuter Facilities Series 6 1/8% 7/1/2004*                                      3,508,000         195
     3,200M     Transit Facilities Series 5 1/2% 7/1/2017                                        3,376,000         189
              New York State Thruway Auth. Hwy. & Bridge:
     2,350M     Series "A" 5 1/8% 4/1/2014                                                       2,394,063         134
     1,500M     Series "A" 6% 4/1/2015                                                           1,650,000          92
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Transportation (continued)
              Puerto Rico Commonwealth Hwy. & Trans. Auth Rev:
    $2,810M     6 1/4% 7/1/2014                                                                 $3,256,087        $182
     5,000M     6% 7/1/2018                                                                      5,612,500         314
     6,900M   Triborough Bridge & Tunnel Auth. Series "Y"
                6% 1/1/2012                                                                      7,641,750         427
----------------------------------------------------------------------------------------------------------------------
                                                                                                27,438,400       1,533
----------------------------------------------------------------------------------------------------------------------
              Utilities--17.1%
              New York City Municipal Water Finance
                Authority Revenue:
     4,975M     5 7/8% 6/15/2012                                                                 5,491,156         307
     2,000M     5 7/8% 6/15/2013                                                                 2,212,500         124
     2,750M     6% 6/15/2021                                                                     3,042,188         170
     4,500M     Inverse Floater 9.426% 6/15/2033** (Note 6)                                      4,680,000         262
     8,000M   Puerto Rico Electric Power Authority Rev.
                5 3/8% 7/1/2017                                                                  8,270,000         462
     6,165M   Suffolk County Water Authority Rev. 6% 6/1/2017                                    6,843,150         383
----------------------------------------------------------------------------------------------------------------------
                                                                                                30,538,994       1,708
----------------------------------------------------------------------------------------------------------------------
              Other Revenue--13.6%
              Nassau County Interim Finance Authority:
     2,115M     5 3/8% 11/15/2014                                                                2,202,244         123
     2,500M     5 3/8% 11/15/2015                                                                2,584,375         144
     2,500M     5 3/4% 11/15/2016                                                                2,650,000         148
       955M   New York State Dorm. Auth. Rev. (Jud. Facs. Lease)
                7 3/8% 7/1/2016                                                                  1,140,031          64
     3,190M   New York State Urban Dev. Corp. Rev. (State Facs.)
                5.6% 4/1/2015                                                                    3,429,250         192
              Puerto Rico Public Buildings Authority:
     1,250M     6 1/4% 7/1/2013                                                                  1,450,000          81
     2,035M     6 1/4% 7/1/2015                                                                  2,352,968         131
     7,000M     5 1/2% 7/1/2021                                                                  7,420,000         415
     1,165M   Puerto Rico Public Finance Corp. 5 1/8% 6/1/2024                                   1,176,650          66
----------------------------------------------------------------------------------------------------------------------
                                                                                                24,405,518       1,364
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $166,568,698)                                             178,026,606       9,949
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM TAX EXEMPT INVESTMENTS--4.3%
              Adjustable Rate Notes***
              New York State Energy Res. & Dev. Auth.
                Poll. Ctl. Rev.:
    $4,700M     Niagara Mohawk Pwr. Series "A" 1.9%                                             $4,700,000        $262
     3,000M     New York State Elec. & Gas Co. Series "C" 1 3/4%                                 3,000,000         168
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Tax Exempt Investments
  (cost $7,700,000)                                                                              7,700,000         430
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Investments (cost $174,268,698)                             103.8%    185,726,606      10,379
Excess of Liabilities Over Other Assets                                               (3.8)     (6,784,237)       (379)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $178,942,369     $10,000
======================================================================================================================

  * Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

 ** The interest rates on these securities (commonly referred to as inverse floaters) vary inversely with interest rates on other municipal obligations or an index and are reset weekly by the issuer.The interest rate shown on these securities is the rate in effect at December 31, 2001.

*** Interest rates on Adjustable Rate Notes are determined and reset daily by the issuer. The interest rate shown on these securities is the rate in effect at December 31, 2001.


See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--ARIZONA FUND

Comparison of change in value of $10,000 investment in the First
Investors Multi-State Insured Tax Free Fund -- Arizona Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

As of December 31, 2001

               ARIZONA            LEHMAN BROTHERS
                  FUND       MUNICIPAL BOND INDEX
Dec-91         $ 9,375                    $10,000
Dec-92          10,403                     10,881
Dec-93          11,950                     12,217
Dec-94          11,276                     11,586
Dec-95          13,353                     13,623
Dec-96          13,846                     14,202
Dec-97          15,132                     15,508
Dec-98          16,066                     16,513
Dec-99          15,765                     16,172
Dec-00          17,480                     18,061
Dec-01          18,278                     18,988

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only  S.E.C. Standardized
  One Year              4.56%          (1.97%)
  Five Years            5.71%           4.36%
  Ten Years             6.90%           6.22%
  S.E.C. 30-Day Yield           3.63%
Class B Shares
  One Year              3.80%          (0.20%)
  Five Years            4.88%           4.54%
  Since Inception
  (1/12/95)             6.16%           6.16%
  S.E.C. 30-Day Yield           3.14%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund -- Arizona Fund (Class A shares) beginning 12/31/91 with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the investment grade tax exempt bond market. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 12/31/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (2.52%), 3.65% and 5.40%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 3.19%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (0.78%), 3.81% and 5.39%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 2.66%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures are from Lehman Brothers, Inc. and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--ARIZONA FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--97.5%
              Certificates of Participation--3.4%
              Arizona State:
      $100M     6.1% 5/1/2002*                                                                    $103,503         $57
       375M     6 1/4% 9/1/2010                                                                    391,920         216
       100M   Arizona State Municipal Financing Prog.
                7.7% 8/1/2010                                                                      121,500          67
----------------------------------------------------------------------------------------------------------------------
                                                                                                   616,923         340
----------------------------------------------------------------------------------------------------------------------
              Education--2.9%
       500M   Arizona State University Rev. Sys. 5.65% 7/1/2014                                    533,750         294
----------------------------------------------------------------------------------------------------------------------
              General Obligations--36.2%
              Maricopa County School District:
       235M     #3 (Tempe) 7.3% 7/1/2009                                                           279,650         154
       215M     #11 (Peoria) 6.1% 7/1/2004*                                                        233,544         129
       185M     #11 (Peoria) 6.1% 7/1/2010                                                         195,175         108
       250M     #11 (Peoria) 5 1/4% 7/1/2013                                                       260,937         144
       250M     #11 (Peoria) 5 1/2% 7/1/2015                                                       260,625         144
       500M     #28 (Kyrene) 5% 7/1/2013                                                           514,375         284
     1,000M     #41 (Gilbert) Zero Coupon 1/1/2008                                                 770,000         426
       175M     #65 (Littleton) 5% 7/1/2014                                                        178,719          99
       200M     #68 (Alhambra) 6 3/4% 7/1/2004*                                                    222,250         122
        75M     #68 (Alhambra) 6 3/4% 7/1/2014                                                      81,375          45
       525M     #80 (Chandler) 6 1/4% 7/1/2011                                                     596,531         329
       275M     #80 (Chandler) 6 1/4% 7/1/2011                                                     312,812         172
       500M   Mohave County School District #1, 4 3/4% 7/1/2015                                    491,250         270
       600M   Navajo County School District #32, 5% 7/1/2014                                       612,000         337
              Pima County Unified School District:
       500M     #6 (Marana) 5 1/4% 7/1/2015                                                        512,500         282
       100M     #13 (Tanque Verde) 6.7% 7/1/2010                                                   109,625          60
       200M   Santa Cruz County School District #35, 6% 7/1/2008                                   214,000         118
       200M   Tempe Union High School District #213, 7% 7/1/2008                                   232,000         128
              Yavapai County Elementary School District:
       230M     #6 (Cottonwood-Oak Creek) 6.7% 7/1/2009                                            250,125         138
       215M     #28 (Camp Verde) 6% 7/1/2008                                                       231,931         128
----------------------------------------------------------------------------------------------------------------------
                                                                                                 6,559,424       3,617
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Health Care--10.1%
      $650M   Maricopa County Ind. Dev. Auth. (Samaritan
                Hlth. Svcs.) 7% 12/1/2016                                                         $783,250        $432
       600M   Mesa Ind. Dev. Auth. (Discovery Hlth. Sys.)
                5 7/8% 1/1/2016                                                                    645,000         356
       100M   Mohave County Hospital District #1 (Kingman Reg.
                Med. Ctr.) 6.45% 6/1/2008                                                          102,610          56
       300M   Pima County Ind. Dev. Auth. (Tucson Med. Ctr.)
                6 3/8% 4/1/2012                                                                    308,817         170
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,839,677       1,014
----------------------------------------------------------------------------------------------------------------------
              Housing--.9%
       150M   Phoenix Ind. Dev. Auth. (Ventana Palms Apts.)
                6.1% 10/1/2019                                                                     157,313          87
----------------------------------------------------------------------------------------------------------------------
              Transportation--10.4%
       385M   Phoenix Airport Revenue 6 1/4% 7/1/2012                                              414,356         228
       500M   Puerto Rico Commonwealth Hwy. & Trans. Auth.
                Rev. 6% 7/1/2018                                                                   561,250         309
              Tucson Street & Highway User Rev.:
       400M     5 3/8% 7/1/2014                                                                    418,000         231
       500M     5% 7/1/2018                                                                        496,875         274
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,890,481       1,042
----------------------------------------------------------------------------------------------------------------------
              Utilities--22.7%
       200M   Chandler Water & Sewer Revenue 7 1/4% 7/1/2013                                       245,500         135
       225M   Gilbert Water & Sewer Revenue 6 1/2% 7/1/2012                                        243,563         134
       350M   Mesa Utility Systems Revenue 6 1/8% 7/1/2007*                                        391,125         216
       250M   Phoenix Arizona Civic Impt. Corp. Water System
                Revenue 5 1/4% 7/1/2016                                                            258,437         143
              Phoenix Arizona Civic Wastewater Revenue:
       260M     6 1/4% 7/1/2010*                                                                   296,400         163
       500M     5 3/8% 7/1/2015                                                                    515,625         284
       750M   Pima County Sewer Revenue 5 3/8% 7/1/2014                                            783,750         433
              Tucson Water Revenue:
       250M     8% 7/1/2013                                                                        321,562         177
       250M     5% 7/1/2014                                                                        254,063         140
       300M     5% 7/1/2016                                                                        302,250         167
       500M     5.3% 7/1/2016                                                                      511,875         282
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,124,150       2,274
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
First Investors Multi-State Insured Tax Free Fund--ARIZONA FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Other Revenue--10.9%
      $305M   Casa Grande Excise Tax Rev. 6.1% 4/1/2009                                           $326,350        $180
       250M   Greater Arizona Dev. Auth. Series "A" 6% 8/1/2015                                    272,813         150
       500M   Maricopa County Public Finance Rev. 5 1/2% 7/1/2015                                  523,125         289
       400M   Sierra Vista Municipal Property Corp. Muni. Facs. Rev.
                6% 1/1/2011                                                                        428,000         236
       400M   Surprise Municipal Property Corp. Excise Tax Rev.
                5 3/8% 7/1/2014                                                                    419,000         231
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,969,288       1,086
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $16,777,457)                                     97.5%     17,691,006       9,754
Other Assets, Less Liabilities                                                         2.5         445,836         246
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $18,136,842     $10,000
======================================================================================================================

* Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.


See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--CALIFORNIA FUND

Comparison of change in value of $10,000 investment in the First
Investors Multi-State Insured Tax Free Fund -- California Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

As of December 31, 2001

            CALIFORNIA            LEHMAN BROTHERS
                  FUND       MUNICIPAL BOND INDEX
Dec-91         $ 9,375                    $10,000
Dec-92          10,298                     10,881
Dec-93          11,658                     12,217
Dec-94          10,947                     11,586
Dec-95          12,935                     13,623
Dec-96          13,442                     14,202
Dec-97          14,740                     15,508
Dec-98          15,671                     16,513
Dec-99          15,219                     16,172
Dec-00          17,282                     18,061
Dec-01          17,935                     18,988

(INSET BOX IN CHART READS:)

                      Average Annual Total Return*
Class A Shares      N.A.V. Only  S.E.C. Standardized
  One Year              3.78%          (2.70%)
  Five Years            5.94%           4.59%
  Ten Years             6.70%           6.02%
  S.E.C. 30-Day Yield           3.57%
Class B Shares
  One Year              3.01%          (0.99%)
  Five Years            5.11%           4.78%
  Since Inception
  (1/12/95)             6.33%           6.33%
  S.E.C. 30-Day Yield           3.06%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund -- California Fund (Class A shares) beginning 12/31/91 with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the investment grade tax exempt bond market. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 12/31/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (3.16%), 4.18% and 5.62%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 3.13%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (1.46%), 4.38% and 5.94%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 2.59%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures are from Lehman Brothers, Inc. and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--CALIFORNIA FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--98.0%
              Certificates of Participation--3.3%
      $500M   Castaic Lake Water Agency Water System Impt.
                Proj. 7% 8/1/2012                                                                 $605,625        $327
----------------------------------------------------------------------------------------------------------------------
              General Obligations--33.8%
       750M   El Segundo Unified School District 5% 9/1/2023                                       737,813         400
       500M   Fontana School District 5 3/4% 5/1/2022                                              531,250         287
       650M   Jefferson High School District (San Mateo Cnty.)
                6 1/4% 2/1/2016                                                                    749,125         405
     1,115M   Moreland School District Cap. Apprec. Zero Coupon
                8/1/2024                                                                           298,262         161
              Oxnard Unified High School District Series "A":
       500M     6% 2/1/2020                                                                        552,500         299
       750M     5 3/4% 8/1/2022                                                                    815,625         441
     1,000M   Placer High School District Cap. Apprec. Zero Coupon
                8/1/2024                                                                           282,500         153
       500M   Pomona Unified School District Series "A"
                6.15% 8/1/2030                                                                     566,250         306
       265M   San Juan Unified School District 5.1% 8/1/2021                                       265,331         143
              Walnut Valley School District:
       750M     6% 8/1/2012                                                                        850,313         460
       500M     7.2% 2/1/2016                                                                      607,500         328
----------------------------------------------------------------------------------------------------------------------
                                                                                                 6,256,469       3,383
----------------------------------------------------------------------------------------------------------------------
              Utilities--7.5%
       250M   Fresno Sewer Rev. 6 1/4% 9/1/2014                                                    289,375         156
       350M   Metropolitan Water District So. Calif. Waterworks
                5 3/4% 7/1/2021                                                                    383,250         207
       700M   Puerto Rico Electric Power Authority Rev.
                5 3/8% 7/1/2017                                                                    723,625         391
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,396,250         754
----------------------------------------------------------------------------------------------------------------------
              Transportation--4.1%
       700M   Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev.
                5 3/4% 7/1/2018                                                                    759,500         412
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Other Revenue--49.3%
      $500M   Barstow Redevelopment Agency 7% 9/1/2014                                            $611,875        $331
     1,000M   California State Public Works Board 6 1/2% 12/1/2008                               1,147,500         620
       500M   Carson Redev. Agency PJ Area #1, 5 1/2% 10/1/2016                                    539,375         292
     1,000M   Long Beach Financing Auth. Rev. 6% 11/1/2017                                       1,130,000         611
       500M   San Francisco City & Cnty. Pkg. Auth. Rev.
                7% 6/1/2005*                                                                       575,625         311
       500M   San Francisco City & Cnty. Redev. Agy. (Moscone Ctr.)
                6 3/4% 7/1/2015                                                                    552,501         299
       500M   San Jose Redevelopment Agy. 6% 8/1/2015                                              566,250         306
       700M   San Mateo Joint Powers Auth. Lease Rev.
                6 1/2% 7/1/2015                                                                    826,875         447
       500M   San Rafael Redevelopment Agy. 6.45% 12/1/2017                                        526,550         285
       500M   Santa Ana Financing Auth. Lease Rev. 6 1/4% 7/1/2015                                 578,125         313
       500M   Santa Margarita/Dana Point Impt. Dist. 7 1/4% 8/1/2010                               605,000         327
       750M   South Gate Public Financing Auth. 6% 10/1/2012                                       850,312         460
       500M   South Orange County Public Finance Auth.
                7% 9/1/2011                                                                        605,625         327
----------------------------------------------------------------------------------------------------------------------
                                                                                                 9,115,613       4,929
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $16,645,801)                                               18,133,457       9,805
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM TAX EXEMPT INVESTMENTS--3.8%
              Adjustable Rate Notes**
       100M   California Statewide Communities Dev.
                Auth. Rev. 1.65%                                                                   100,000          54
       600M   Irvine Ranch Water District 1.65%                                                    600,000         324
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Tax Exempt Investments (cost $700,000)                                   700,000         378
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Investments (cost $17,345,801)                              101.8%     18,833,457      10,183
Excess of Liabilities Over Other Assets                                               (1.8)       (338,590)       (183)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $18,494,867     $10,000
======================================================================================================================

 * Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

** Interest rates on Adjustable Rate Notes are determined and reset daily by the issuer. The interest rate shown on these securities is the rate in effect at December 31, 2001.


See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--COLORADO FUND

Comparison of change in value of $10,000 investment in the First
Investors Multi-State Insured Tax Free Fund -- Colorado Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

As of December 31, 2001

              COLORADO            LEHMAN BROTHERS
                  FUND       MUNICIPAL BOND INDEX
May-92         $ 9,375                    $10,000
Dec-92          10,015                     10,753
Dec-93          11,432                     12,073
Dec-94          10,773                     11,449
Dec-95          12,739                     13,463
Dec-96          13,321                     14,035
Dec-97          14,570                     15,325
Dec-98          15,483                     16,318
Dec-99          15,151                     15,982
Dec-00          16,925                     17,849
Dec-01          17,813                     18,765

(INSET BOX IN CHART READS:)

                   Average Annual Total Return*
Class A Shares    N.A.V. Only  S.E.C. Standardized
  One Year           5.24%          (1.37%)
  Five Years         5.98%           4.63%
  Since Inception
  (5/4/92)           6.86%           6.15%
  S.E.C. 30-Day Yield       3.76%
Class B Shares
  One Year           4.56%           0.56%
  Five years         5.18%           4.85%
  Since Inception
  (1/12/95)          6.49%           6.49%
  S.E.C. 30-Day Yield       3.26%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund -- Colorado Fund (Class A shares) beginning 5/4/92 (inception date) with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the investment grade tax exempt bond market. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 12/31/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (2.08%), 3.69% and 5.09%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 3.05%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (0.26%), 3.88% and 5.38%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 2.44%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures are from Lehman Brothers, Inc. and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--COLORADO FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--97.4%
              Education--9.3%
      $225M   Colorado Postsecondary Educational Facilities Auth. Rev.
                (Auraria Foundation Proj.) 6% 9/1/2005*                                           $245,813        $320
              University of Northern Colorado Rev.:
       100M     6% 6/1/2004*                                                                       108,125         141
       350M     5 1/2% 6/1/2018                                                                    360,063         468
----------------------------------------------------------------------------------------------------------------------
                                                                                                   714,001         929
----------------------------------------------------------------------------------------------------------------------
              General Obligations--36.5%
       150M   Bayfield School District #10, 6 1/2% 6/1/2005*                                       165,375         215
       200M   Clear Creek School District #RE 1, 6 1/4% 12/1/2016                                  221,500         288
       250M   Douglas County School District #RE 1, 8% 12/15/2009                                  312,188         406
       150M   Eagle Garfield & Routt Cntys. School District #RE 50J
                6.3% 12/1/2004*                                                                    166,875         217
              El Paso County School District:
       350M     #2, 5 1/2% 12/1/2018                                                               360,500         469
       150M     #020, 6.2% 12/15/2007                                                              168,000         219
       200M     #49, (Falcon) 5 1/2% 12/1/2013                                                     216,500         282
       350M     #49, (Falcon) 5 3/4% 12/1/2015                                                     375,813         489
       150M   Garfield Pitkin & Eagle Cntys. School District #RE 1
                6.6% 6/15/2004*                                                                    164,439         214
       350M   Pueblo County School District #70, 5% 12/1/2015                                      352,625         459
       165M   Puerto Rico Commonwealth 6 1/4% 7/1/2012                                             190,575         248
       100M   Yuma Hospital District 6.4% 11/1/2004*                                               110,250         143
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,804,640       3,649
----------------------------------------------------------------------------------------------------------------------
              Health Care--7.7%
              Colorado Health Facilities Authority:
       200M     Poudre Valley Health Care 5 5/8% 12/1/2019                                         206,250         268
       100M     Sisters of Charity 6 1/4% 5/15/2012                                                112,375         146
       250M   Colorado Springs Hospital Rev. 6% 12/15/2015                                         270,313         352
----------------------------------------------------------------------------------------------------------------------
                                                                                                   588,938         766
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
First Investors Multi-State Insured Tax Free Fund--COLORADO FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Transportation--9.2%
      $100M   Arapahoe County Capital Impt. Hwy. Rev. (E-470)
                6.05% 8/31/2005*                                                                  $112,000        $146
       200M   Colorado Dept. Trans. Rev. Antic. Notes 6% 6/15/2015                                 218,000         284
       255M   Denver Colorado City & County Airport
                5 1/2% 11/15/2016                                                                  262,332         341
       100M   Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev.
                6 1/4% 7/1/2014                                                                    115,875         151
----------------------------------------------------------------------------------------------------------------------
                                                                                                   708,207         922
----------------------------------------------------------------------------------------------------------------------
              Utilities--14.5%
       200M   Boulder Colorado Water & Sewer Rev. 5.6% 12/1/2016                                   210,250         274
       200M   Broomfield Water Activity Enterprise Water Rev.
                5 1/2% 12/1/2019                                                                   205,500         267
       200M   Colorado Water Resources & Power Dev. Auth.
                5 3/4% 11/1/2017                                                                   210,250         274
       200M   Pueblo Brd. Waterworks Rev. 6% 11/1/2014                                             220,000         285
       150M   Westminster Water & Wastewater Util. Enterprise Rev.
                6% 12/1/2009                                                                       160,500         209
       100M   Woodland Park Wastewater Util. Rev. 6.05% 12/1/2013                                  108,125         141
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,114,625       1,450
----------------------------------------------------------------------------------------------------------------------
              Other Revenue--20.2%
       250M   Broomfield Colorado Ctfs. of Partn. Open Space
                5 1/2% 12/1/2020                                                                   255,625         333
       350M   Denver Colorado City & County Mental Hlth. Corp.
                Series "A" 5 1/2% 7/15/2015                                                        361,813         471
       250M   Golden Colorado Sales & Use Tax Rev.
                5 1/4% 12/1/2016                                                                   254,689         331
       200M   Greeley Colorado Building Auth. 5.6% 11/1/2019                                       206,500         268
       100M   Pueblo Urban Renewal Auth. Tax Increment Rev.
                6.05% 12/1/2012                                                                    106,750         139
       100M   Puerto Rico Public Buildings Auth. 6 1/4% 7/1/2012                                   115,500         150
       250M   Thorton County Sales & Use Tax Rev. 5 1/4% 9/1/2015                                  255,000         332
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,555,877       2,024
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $7,143,199)                                                 7,486,288       9,740
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM TAX EXEMPT INVESTMENTS--2.6%
      $200M   Moffat County Colorado Poll. Cntl. Rev. Adjustable
                Rate Note 1.9%** (cost $200,000)                                                  $200,000        $260
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Investments (cost $7,343,199)                               100.0%      7,686,288      10,000
Other Assets, Less Liabilities                                                          --              90          --
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%     $7,686,378     $10,000
======================================================================================================================

  * Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

 ** Interest rates on Adjustable Rate Notes are determined and reset daily by the issuer. The interest rate shown is the rate in effect at December 31, 2001.


See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--CONNECTICUT FUND

Comparison of change in value of $10,000 investment in the First
Investors Multi-State Insured Tax Free Fund -- Connecticut Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

As of December 31, 2001

           CONNECTICUT            LEHMAN BROTHERS
                  FUND       MUNICIPAL BOND INDEX
Dec-91         $ 9,375                    $10,000
Dec-92          10,263                     10,881
Dec-93          11,710                     12,217
Dec-94          10,921                     11,586
Dec-95          12,797                     13,623
Dec-96          13,229                     14,202
Dec-97          14,389                     15,508
Dec-98          15,274                     16,513
Dec-99          14,979                     16,172
Dec-00          16,545                     18,061
Dec-01          17,250                     18,988

(INSET BOX IN CHART READS:)

                           Average Annual Total Return*
Class A Shares         N.A.V. Only     S.E.C. Standardized
  One Year               4.26%               (2.23%)
  Five Years             5.45%                4.09%
  Ten Years              6.29%                5.60%
  S.E.C. 30-Day Yield              3.31%
Class B Shares
  One Year               3.43%               (0.57%)
  Five Years             4.61%                4.28%
  Since Inception
  (1/12/95)              5.80%                5.80%
  S.E.C. 30-Day Yield              2.77%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund -- Connecticut Fund (Class A shares) beginning 12/31/91 with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the investment grade tax exempt bond market. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 12/31/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (2.60%), 3.72% and 5.15%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 2.95%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (0.97%), 3.90% and 5.38%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 2.39%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures are from Lehman Brothers, Inc. and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--CONNECTICUT FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--98.0%
              Education--14.9%
              Connecticut State Health & Educational Facilities
                Authority Revenue:
      $725M     Choate Rosemary Hall 6.8% 7/1/2004*                                               $800,218        $305
     1,000M     Fairfield University 5 5/8% 7/1/2016                                             1,062,500         405
       500M     Loomis Chafee Sch. Proj. Series "B" 6% 7/1/2004*                                   544,375         207
     1,000M     Trinity College 6 1/8% 7/1/2004*                                                 1,096,250         418
       400M   University of Connecticut 5.4% 3/1/2016                                              415,000         158
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,918,343       1,493
----------------------------------------------------------------------------------------------------------------------
              General Obligations--40.5%
       500M   Branford 5% 5/15/2014                                                                509,375         194
              Bridgeport:
       750M     Series "A" 6 1/8% 7/15/2015                                                        832,500         317
       450M     Series "C" 5 3/8% 8/15/2019                                                        456,750         174
              Connecticut State:
       690M     Series "E" 6% 3/15/2012                                                            771,075         294
       500M     Series "A" 5 1/4% 6/15/2013                                                        523,750         200
       500M     Series "B" 5 3/4% 11/1/2013                                                        543,125         207
       400M   East Lyme 5.1% 7/15/2019                                                             398,000         152
       800M   New Britain 6% 3/1/2012                                                              895,000         341
              New Haven:
       500M     5 1/4% 11/1/2013                                                                   523,125         199
       250M     6% 11/1/2017                                                                       274,689         105
       735M     6% 11/1/2018                                                                       806,662         307
       350M   North Branford 5% 10/1/2018                                                          347,375         132
       250M   Plainfield 6 3/8% 8/1/2011                                                           260,670          99
     1,000M   Puerto Rico Commonwealth 6 1/4% 7/1/2012                                           1,155,000         440
       650M   Puerto Rico Municipal Finance Agy. 5 1/2% 8/1/2017                                   680,875         260
       330M   Southington 6.55% 4/1/2012                                                           339,877         130
     1,000M   Suffield 5 1/8% 6/15/2015                                                          1,018,750         388
       250M   Westbrook 6.4% 3/15/2010                                                             284,063         108
----------------------------------------------------------------------------------------------------------------------
                                                                                                10,620,661       4,047
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
First Investors Multi-State Insured Tax Free Fund--CONNECTICUT FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Health Care--8.3%
              Connecticut State Health & Educational Facilities
                Authority Revenue:
      $450M     Bridgeport Hospital 6 1/2% 7/1/2012                                               $467,788        $178
       400M     Child Care Facilities Program 5 1/2% 7/1/2019                                      409,500         156
       700M     New Britain General Hospital 6 1/8% 7/1/2014                                       755,125         288
       500M   Puerto Rico Indl. Tourist Edl. Med. & Env. Ctl. Facs.
                6 1/4% 7/1/2016                                                                    542,500         207
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,174,913         829
----------------------------------------------------------------------------------------------------------------------
              Housing--5.0%
              Connecticut State Housing Finance Authority:
       750M     6% 11/15/2010                                                                      798,750         304
       500M     5.85% 6/15/2030                                                                    514,375         196
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,313,125         500
----------------------------------------------------------------------------------------------------------------------
              Transportation--12.9%
              Connecticut State Special Tax Obligation Rev.
                Transportation Infrastructure:
       500M     6 1/2% 10/1/2011                                                                   580,000         221
       250M     6 1/8% 9/1/2012                                                                    281,875         107
       250M     5 3/8% 10/1/2014                                                                   260,937          99
              Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev.:
       250M     6 1/4% 7/1/2014                                                                    289,688         110
     1,750M     6% 7/1/2018                                                                      1,964,375         750
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,376,875       1,287
----------------------------------------------------------------------------------------------------------------------
              Utilities--5.0%
       750M   Puerto Rico Electric Power Auth. Rev. 5 3/8% 7/1/2017                                775,312         296
       500M   South Central Connecticut Regional Water Auth.
                Water Sys. Rev. 6 1/8% 8/1/2014                                                    537,500         205
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,312,812         501
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Other Revenue--11.4%
      $545M   Connecticut State Dev. Auth. Govtl. Lease Rev.
                6 1/2% 6/15/2008                                                                  $594,731        $227
       250M   Connecticut State Special Assessment 5 1/4% 1/1/2015                                 257,188          98
              Puerto Rico Public Buildings Authority:
       375M     6 1/4% 7/1/2013                                                                    435,000         166
       575M     6 1/4% 7/1/2015                                                                    664,844         253
     1,000M   Puerto Rico Public Finance Corp. Commonwealth
                Approp. Series "A" 5 1/2% 8/1/2018                                               1,042,500         397
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,994,263       1,141
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $24,265,565)                                               25,710,992       9,798
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM TAX EXEMPT INVESTMENTS--2.7%
       700M   Connecticut State Health & Edu. Facs. Adjustable Rate
                Note 1.85%** (cost $700,000)                                                       700,000         267
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Investments (cost $24,965,565)                              100.7%     26,410,992      10,065
Excess of Liabilities Over Other Assets                                                (.7)       (170,203)        (65)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $26,240,789     $10,000
======================================================================================================================

 * Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

** Interest rates on Adjustable Rate Notes are determined and reset daily by the issuer. The interest rate shown on these securities is the rate in effect at December 31, 2001.


See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--FLORIDA FUND

Comparison of change in value of $10,000 investment in the First
Investors Multi-State Insured Tax Free Fund -- Florida Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

As of December 31, 2001

               FLORIDA            LEHMAN BROTHERS
                  FUND       MUNICIPAL BOND INDEX
Dec-91         $ 9,375                    $10,000
Dec-92          10,376                     10,881
Dec-93          11,848                     12,217
Dec-94          11,209                     11,586
Dec-95          13,312                     13,623
Dec-96          13,757                     14,202
Dec-97          15,020                     15,508
Dec-98          15,936                     16,513
Dec-99          15,468                     16,172
Dec-00          17,264                     18,061
Dec-01          17,998                     18,988

(INSET BOX IN CHART READS:)

                        Average Annual Total Return*
Class A Shares      N.A.V. Only     S.E.C. Standardized
  One Year            4.25%               (2.25%)
  Five Years          5.52%                4.17%
  Ten Years           6.74%                6.05%
  S.E.C. 30-Day Yield          3.66%
Class B Shares
  One Year            3.42%               (0.58%)
  Five Years          4.69%                4.35%
  Since Inception
  (1/12/95)           6.08%                6.08%
  S.E.C. 30-Day Yield          3.17%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund -- Florida Fund (Class A shares) beginning 12/31/91 with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the investment grade tax exempt bond market. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 12/31/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (2.60%), 3.83% and 5.54%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 3.32%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (0.95%), 4.00% and 5.68%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 2.80%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures are from Lehman Brothers, Inc. and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--FLORIDA FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--98.6%
              General Obligations--6.5%
    $1,325M   Miami-Dade County School District 5 3/8% 8/1/2015                                 $1,396,219        $460
       500M   North Springs Improvement District 7% 10/1/2009                                      585,625         193
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,981,844         653
----------------------------------------------------------------------------------------------------------------------
              Health Care--6.3%
     1,000M   Escambia County Health Facilities Auth. Rev.
                5.95% 7/1/2020                                                                   1,082,500         357
       750M   Puerto Rico Indl. Tourist Edl. Med. & Env. Ctl. Facs.
                6 1/4% 7/1/2016                                                                    813,750         268
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,896,250         625
----------------------------------------------------------------------------------------------------------------------
              Transportation--13.1%
       500M   Dade County Aviation Rev. Series "A" 6% 10/1/2010                                    539,375         178
     1,000M   Miami-Dade County Aviation Rev. (Miami Int'l. Airport)
                5.35% 10/1/2013                                                                  1,048,750         346
     1,000M   Miami-Dade County Expressway Auth. Toll Sys. Rev.
                6% 7/1/2014                                                                      1,110,000         366
       455M   Port Palm Beach District Rev. 6 1/4% 9/1/2008                                        475,529         157
       700M   Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev.
                6% 7/1/2018                                                                        785,750         259
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,959,404       1,306
----------------------------------------------------------------------------------------------------------------------
              Utilities--37.3%
     1,000M   Cocoa Water & Sewer Rev. 5 3/4% 10/1/2007*                                         1,105,000         364
              Escambia County Utilities Authority System Revenue:
       500M     6 1/4% 1/1/2013                                                                    565,625         186
     1,000M     6 1/4% 1/1/2015                                                                  1,137,500         375
     1,495M   Lakeland Electric & Water Rev. 6.05% 10/1/2014                                     1,676,269         552
     1,000M   Miami Beach Stormwater Rev. 5 3/8% 9/1/2030                                        1,005,000         331
     1,000M   Orlando Utilities Community Water & Electric Rev.
                6 3/4% 10/1/2017                                                                 1,178,750         388
     1,000M   Plant City Utility System Rev. 6% 10/1/2015                                        1,118,750         369
       345M   Seminole County Water & Sewer Rev. 6% 10/1/2019                                      383,381         126
     1,250M   Tallahassee Consolidated Utility System Rev.
                5 1/2% 10/1/2018                                                                 1,320,312         435
     1,000M   Tampa Bay Water Utility System Rev. 5% 10/1/2015                                   1,006,250         333
       750M   West Melbourne Water & Sewer Rev. 6 3/4% 10/1/2014                                   822,188         271
----------------------------------------------------------------------------------------------------------------------
                                                                                                11,319,025       3,730
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
First Investors Multi-State Insured Tax Free Fund--FLORIDA FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Other Revenue--35.4%
    $1,340M   First Florida Governmental Finance Commission
                5 1/2% 7/1/2016                                                                 $1,423,750        $469
       250M   Florida Intergovernmental Finance Commission
                5% 2/1/2022                                                                        243,125          80
              Florida Municipal Loan Council Revenue:
     1,160M     6% 4/1/2015                                                                      1,290,500         425
     1,000M     5 3/8% 11/1/2025                                                                 1,007,500         332
     1,000M   Indian Trace Community Dev. Dist. 5 3/4% 5/1/2011                                  1,071,250         353
     1,000M   Jacksonville Capital Improvement (Gator Bowl Proj.)
                5 7/8% 10/1/2015                                                                 1,060,000         349
       350M   Jacksonville Excise Taxes Rev. 6 1/2% 10/1/2013                                      367,535         121
     1,000M   Jacksonville Sales Taxes Rev. 5 1/2% 10/1/2018                                     1,056,250         348
     1,000M   Palm Beach County Criminal Justice Facs. Rev.
                5 3/8% 6/1/2011                                                                  1,066,250         351
     1,100M   Pembroke Pines Pub. Impt. Rev. 5% 10/1/2017                                        1,091,750         360
     1,000M   Tampa Sports Auth. Sales Tax Rev. (Tampa Bay Arena)
                5 3/4% 10/1/2020                                                                 1,082,500         357
----------------------------------------------------------------------------------------------------------------------
                                                                                                10,760,410       3,545
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $28,218,649)                                     98.6%     29,916,933       9,859
Other Assets, Less Liabilities                                                         1.4         429,085         141
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $30,346,018     $10,000
======================================================================================================================

* Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.


See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--GEORGIA FUND

Comparison of change in value of $10,000 investment in the First
Investors Multi-State Insured Tax Free Fund -- Georgia Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

As of December 31, 2001

               GEORGIA            LEHMAN BROTHERS
                  FUND       MUNICIPAL BOND INDEX
May-92         $ 9,375                    $10,000
Dec-92           9,803                     10,753
Dec-93          11,289                     12,073
Dec-94          10,760                     11,449
Dec-95          12,740                     13,463
Dec-96          13,242                     14,035
Dec-97          14,565                     15,325
Dec-98          15,451                     16,318
Dec-99          14,981                     15,982
Dec-00          17,020                     17,849
Dec-01          17,790                     18,765

(INSET BOX IN CHART READS:)

                        Average Annual Total Return*
Class A Shares      N.A.V. Only     S.E.C. Standardized
  One Year            4.52%               (2.00%)
  Five Years          6.08%                4.72%
  Since Inception
  (5/1/92)            6.84%                6.14%
  S.E.C. 30-Day Yield           3.78%
Class B Shares
  One Year            3.70%               (0.30%)
  Five Years          5.25%                4.92%
  Since Inception
  (1/12/95)           6.48%                6.48%
  S.E.C. 30-Day Yield           3.28%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund -- Georgia Fund (Class A shares) beginning 5/1/92 (inception date) with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the investment grade tax exempt bond market. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 12/31/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (2.60%), 3.71% and 4.86%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 3.19%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (0.93%), 3.91% and 5.34%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 2.66%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures are from Lehman Brothers, Inc. and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--GEORGIA FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--102.1%
              Education--8.9%
              Fulton County Development Authority Revenue:
      $350M     Georgia Tech Athletic Assoc. 5 1/2% 10/1/2017                                     $364,438        $446
       250M     Morehouse College 6 1/4% 12/1/2021                                                 274,375         336
        80M   Private Colleges & Universities Facilities Auth.
                Spelman Univ. Proj. 6% 6/1/2009                                                     86,200         106
----------------------------------------------------------------------------------------------------------------------
                                                                                                   725,013         888
----------------------------------------------------------------------------------------------------------------------
              General Obligations--13.1%
       255M   Atlanta 5 3/8% 12/1/2018                                                             260,738         320
       100M   Hall County School District 6.7% 12/1/2004*                                          112,375         138
       100M   Mitchell County School District 6 1/2% 3/1/2009                                      109,750         135
       125M   Paulding County School District 6% 2/1/2013                                          139,219         170
       100M   Peach County School District 6.4% 2/1/2005*                                          111,000         136
       150M   Pike County School District 5.7% 2/1/2016                                            162,937         200
       150M   Puerto Rico Commonwealth 6 1/4% 7/1/2016                                             173,250         212
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,069,269       1,311
----------------------------------------------------------------------------------------------------------------------
              Health Care--1.7%
       125M   Puerto Rico Indl. Tourist Edl. Med. & Env. Ctl. Facs.
                6 1/4% 7/1/2016                                                                    135,625         165
----------------------------------------------------------------------------------------------------------------------
              Housing--1.9%
       150M   Georgia State Housing & Finance Auth. Rev.
                5.7% 12/1/2011                                                                     158,062         194
----------------------------------------------------------------------------------------------------------------------
              Transportation--7.7%
       300M   Metropolitan Atlanta Rapid Transit Auth.
                6 1/4% 7/1/2011                                                                    343,125         421
       250M   Puerto Rico Commonwealth Hwy. & Trans. Auth.
                Hwy. Rev. 6% 7/1/2018                                                              280,625         344
----------------------------------------------------------------------------------------------------------------------
                                                                                                   623,750         765
----------------------------------------------------------------------------------------------------------------------
              Utilities--42.3%
       235M   Atlanta Water & Wastewater Rev. 5 1/2% 11/1/2017                                     250,275         307
       255M   Brunswick Water & Sewer Rev. 6.1% 10/1/2019                                          286,556         351
       250M   Cherokee Water & Sewer Rev. 5% 8/1/2015                                              251,875         309
       250M   Columbia County Water & Sewer Rev. 6 1/4% 6/1/2010*                                  282,500         346
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Utilities (continued)
      $250M   Forsyth County Water & Sewer Auth. Rev.
                6 1/4% 4/1/2010*                                                                  $283,750        $348
       250M   Fulton County Water & Sewer Rev. 6 3/8% 1/1/2014                                     286,563         351
       235M   Gainesville Water & Sewer Rev. 5 1/4% 11/15/2015                                     241,169         296
              Georgia Municipal Gas Authority Revenue:
        80M     Buford Project 6.8% 11/1/2009                                                       88,700         109
       250M     Buford Project 5 1/2% 11/1/2012                                                    269,375         330
       100M     Warner Robins Series "B" 5.8% 1/1/2015                                             104,375         128
       250M   Milledgeville Water & Sewer Rev. 6% 12/1/2021                                        276,562         339
       300M   Newnan Water Sewer & Light Comm. Pub. Utils. Rev.
                5% 1/1/2015                                                                        302,250         370
       400M   Puerto Rico Electric Power Auth. Rev. 5 3/8% 7/1/2017                                413,500         507
       100M   St. Mary's Water & Sewer Rev. 6 1/8% 7/1/2018                                        112,000         137
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,449,450       4,228
----------------------------------------------------------------------------------------------------------------------
              Other Revenue--26.5%
        80M   Appling County Dev. Auth. Poll. Cntl. Rev.
                7.1% 1/1/2014                                                                       86,400         106
       250M   Atlanta & Fulton Counties Rec. Auth. Rev.
                5 1/4% 12/1/2016                                                                   255,937         314
       300M   Atlanta Dev. Auth. Rev. (Yamacraw Design Ctr. Proj.)
                Series "A" 5 3/8% 1/1/2019                                                         304,125         373
       500M   Cobb-Marietta Coliseum & Exhibit Hall Auth. Rev.
                5 1/2% 10/1/2018                                                                   528,750         647
       250M   College Park Dev. Auth. (Civic Ctr. Proj.) Rev.
                5 3/4% 9/1/2026                                                                    265,000         325
       200M   Fayette County Public Facilities Auth. Rev.
                (Criminal Jus. Ctr.) 6 1/4% 6/1/2010*                                              227,500         279
              Puerto Rico Public Buildings Authority:
       100M     6 1/4% 7/1/2012                                                                    115,500         142
       100M     6 1/4% 7/1/2013                                                                    116,000         142
       250M   Puerto Rico Public Finance Corp. Comwlth. Approp.
                Series "A" 5 3/8% 6/1/2015                                                         267,500         328
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,166,712       2,656
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $7,854,752)                                                 8,327,881      10,207
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
First Investors Multi-State Insured Tax Free Fund--GEORGIA FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM TAX EXEMPT INVESTMENTS--8.6%
              Adjustable Rate Notes**
      $400M   Appling County Dev. Auth. Poll. Cntl. Rev. 1.95%                                    $400,000        $490
       300M   Clayton County Housing Auth. Multi-Family
                Hsg. Rev. 1 3/4%                                                                   300,000         368
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Tax Exempt Investments
  (cost $700,000)                                                                                  700,000         858
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Investments (cost $8,554,752)                               110.7%      9,027,881      11,065
Excess of Liabilities Over Other Assets                                              (10.7)       (869,158)     (1,065)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%     $8,158,723     $10,000
======================================================================================================================

 * Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

** Interest rates on Adjustable Rate Notes are determined and reset periodically by the issuer. The interest rate shown on these securities is the rate in effect at December 31, 2001.


See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--MARYLAND FUND

Comparison of change in value of $10,000 investment in the First
Investors Multi-State Insured Tax Free Fund -- Maryland Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

As of December 31, 2001

              MARYLAND            LEHMAN BROTHERS
                  FUND       MUNICIPAL BOND INDEX
Dec-91         $ 9,375                    $10,000
Dec-92          10,279                     10,881
Dec-93          11,782                     12,217
Dec-94          11,123                     11,586
Dec-95          13,069                     13,623
Dec-96          13,503                     14,202
Dec-97          14,799                     15,508
Dec-98          15,743                     16,513
Dec-99          15,343                     16,172
Dec-00          17,192                     18,061
Dec-01          17,870                     18,988

(INSET BOX IN CHART READS:)

                      Average Annual Total Return*
Class A Shares     N.A.V. Only      S.E.C. Standardized
  One Year            3.95%               (2.56%)
  Five Years          5.76%                4.41%
  Ten Years           6.67%                5.98%
  S.E.C. 30-Day Yield           3.54%
Class B Shares
  One Year            3.16%               (0.84%)
  Five Years          4.95%                4.62%
  Since Inception
  (1/12/95)           6.10%                6.10%
  S.E.C. 30-Day Yield           3.04%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund -- Maryland Fund (Class A shares) beginning 12/31/91 with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the investment grade tax exempt bond market. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 12/31/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (3.17%), 3.65% and 5.12%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 3.10%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (1.49%), 3.85% and 5.11%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 2.56%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures are from Lehman Brothers, Inc. and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--MARYLAND FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--95.6%
              Certificates of Participation--3.7%
      $750M   Baltimore Board of Education Admin. Proj.
                5.8% 4/1/2011                                                                     $824,062        $371
----------------------------------------------------------------------------------------------------------------------
              Education--12.6%
       750M   Maryland St. Econ. Dev. Corp. Util. Infrastructure Rev.
                (Univ. MD-College Park) 5 3/8% 7/1/2016                                            772,500         347
              Morgan State University Academic & Auxiliary
              Facilities Fees Revenue:
       500M     6.05% 7/1/2015                                                                     561,875         253
       200M     6.1% 7/1/2020                                                                      225,250         101
       750M   Puerto Rico Indl. Tourist Edl. Med. & Env. Cntl. Facs.
                (University Plaza Proj.) Series "A" 5 5/8% 7/1/2013                                810,000         364
       430M   St. Mary's College Rev. 5.45% 9/1/2020                                               440,213         198
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,809,838       1,263
----------------------------------------------------------------------------------------------------------------------
              General Obligations--30.9%
       350M   Anne Arundel County Water & Sewer 6.3% 8/1/2005*                                     388,062         175
       500M   Baltimore County 5% 6/1/2020                                                         496,875         223
              Baltimore, Maryland:
       250M     5 5/8% 10/15/2012                                                                  267,500         120
       700M     5 1/2% 10/15/2015                                                                  747,250         336
       100M   Chesapeake Beach 6 1/2% 5/1/2012                                                     101,337          46
              Frederick, Maryland:
       100M     6 1/8% 12/1/2002*                                                                  106,053          48
       200M     6 1/8% 10/1/2004*                                                                  220,500          99
     1,000M   Montgomery County 5 1/4% 10/1/2014                                                 1,048,750         472
     1,000M   Prince Georges County 5 1/4% 12/1/2014                                             1,045,000         470
              Puerto Rico Commonwealth:
       425M     6 1/4% 7/1/2012                                                                    490,875         221
       250M     5.65% 7/1/2015                                                                     274,375         123
       425M   Queen Annes County Public Facility 5 1/4% 1/15/2014                                  442,000         199
       325M   Washington County Pub. Impt. 5.8% 1/1/2013                                           346,125         156
       350M   Wicomico County 5 1/2% 12/1/2016                                                     366,188         165
       500M   Worcester County 5 5/8% 3/1/2014                                                     535,000         241
----------------------------------------------------------------------------------------------------------------------
                                                                                                 6,875,890       3,094
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Health Care--7.1%
      $500M   Maryland State Health & Higher Edl. Facs.
                (Maryland General Hosp.) 6 1/8% 7/1/2014                                          $540,000        $243
       250M   Maryland State Indl. Dev. Fin. Auth.
                (Holy Cross Hlth. Sys.) 5.7% 12/1/2010                                             273,437         123
       325M   Puerto Rico Indl. Tourist Edl. Med. & Env. Ctl. Facs
                6 1/4% 7/1/2016                                                                    352,625         159
       350M   Takoma Park Hospital Facilities (Adventist Hosp.)
                6 1/2% 9/1/2012                                                                    403,813         182
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,569,875         707
----------------------------------------------------------------------------------------------------------------------
              Housing--8.3%
       250M   Baltimore County Mortgage Rev. (Old Orchard Apts.)
                7% 7/1/2016                                                                        264,062         119
              Maryland State Community Dev. Admin. Dept.
                Hsg. & Community Dev.:
       345M     7% 4/1/2014                                                                        359,662         162
       525M     5 7/8% 7/1/2016                                                                    546,000         245
       500M   Montgomery County Multi-Family Mortgage Rev.
                6% 7/1/2020                                                                        540,625         243
       135M   Montgomery County Single-Family Mortgage Rev.
                6 1/2% 7/1/2011                                                                    141,075          63
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,851,424         832
----------------------------------------------------------------------------------------------------------------------
              Transportation--6.2%
       500M   Maryland State Dept. of Trans. Zero Coupon 7/1/2012                                  300,000         135
              Puerto Rico Commonwealth Highway & Transportation
                Authority Rev.:
       525M     6 1/4% 7/1/2014                                                                    608,344         274
       410M     6% 7/1/2018                                                                        460,225         208
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,368,569         617
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
First Investors Multi-State Insured Tax Free Fund--MARYLAND FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Utilities--12.1%
              Baltimore Wastewater Utilities Revenue:
      $200M     6% 7/1/2015                                                                       $223,000        $100
       500M     5 1/2% 7/1/2019                                                                    513,125         231
              Baltimore Water Project Revenue Series "A":
       250M     5.8% 7/1/2015                                                                      265,312         120
       220M     6% 7/1/2019                                                                        240,075         108
     1,390M   Puerto Rico Electric Power Auth. Rev. 5 3/8% 7/1/2017                              1,436,913         646
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,678,425       1,205
----------------------------------------------------------------------------------------------------------------------
              Other Revenue--14.7%
              Baltimore Convention Center:
       250M     6.1% 9/1/2004*                                                                     270,313         121
       250M     5 1/2% 9/1/2014                                                                    263,750         119
       250M   Maryland Stadium Auth. Rev. 5 7/8% 12/15/2013                                        267,813         119
       100M   Montgomery County Parking Rev. (Bethesda
                Parking Lot) 6 1/4% 6/1/2009                                                       103,561          47
       950M   Puerto Rico Municipal Finance Agy. 5 1/2% 8/1/2017                                   995,125         448
       500M   Puerto Rico Public Buildings Auth. 6 1/4% 7/1/2015                                   578,125         259
       750M   Puerto Rico Public Finance Corp. Comwlth. Approp.
                Series "A" 5 3/8% 6/1/2015                                                         802,500         360
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,281,187       1,473
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $20,221,987)                                               21,259,270       9,562
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM TAX EXEMPT INVESTMENTS--2.3%
       500M   Montgomery County Common Hsg. Rev. Adjustable
                Rate Note 1.57%** (cost $500,000)                                                  500,000         225
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Investments (cost $20,721,987)                               97.9%     21,759,270       9,787
Other Assets, Less Liabilities                                                         2.1         472,696         213
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $22,231,966     $10,000
======================================================================================================================

 * Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

** Interest rates on Adjustable Rate Notes are determined and reset weekly by the issuer. The interest rate shown on these securities is the rate in effect at December 31, 2001.


See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--MASSACHUSETTS FUND

Comparison of change in value of $10,000 investment in the First
Investors Multi-State Insured Tax Free Fund -- Massachusetts Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

As of December 31, 2001

         MASSACHUSETTS             LEHMAN BROTHERS
                  FUND        MUNICIPAL BOND INDEX
Dec-91         $ 9,375                    $10,000
Dec-92          10,306                     10,881
Dec-93          11,536                     12,217
Dec-94          10,927                     11,586
Dec-95          12,792                     13,623
Dec-96          13,174                     14,202
Dec-97          14,263                     15,508
Dec-98          15,024                     16,513
Dec-99          14,665                     16,172
Dec-00          16,400                     18,061
Dec-01          17,081                     18,988

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares      N.A.V. Only     S.E.C. Standardized
  One Year            4.15%               (2.36%)
  Five Years          5.33%                3.99%
  Ten Years           6.18%                5.50%
  S.E.C. 30-Day Yield           3.69%
Class B Shares
  One Year            3.30%               (0.70%)
  Five Years          4.51%                4.17%
  Since Inception
  (1/12/95)           5.66%                5.66%
  S.E.C. 30-Day Yield           3.20%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund -- Massachusetts Fund (Class A shares) beginning 12/31/91 with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the investment grade tax exempt bond market. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 12/31/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (2.74%), 3.61% and 5.13%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 3.32%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (1.10%), 3.78% and 5.29%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 2.80%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures are from Lehman Brothers, Inc. and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--MASSACHUSETTS FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--97.6%
              Education--4.4%
    $1,000M   University of Massachusetts Bldg. Auth. Rev.
                6 7/8% 5/1/2014                                                                 $1,193,750        $436
----------------------------------------------------------------------------------------------------------------------
              General Obligations--42.8%
       275M   Boston 5 7/8% 8/1/2004*                                                              297,688         109
              Massachusetts:
       300M     Series "B" 7% 7/1/2009                                                             350,625         128
     1,000M     Series "C" 6% 8/1/2010                                                           1,111,250         406
     1,080M   North Hampton 5.2% 6/15/2015                                                       1,105,650         404
     1,000M   Plymouth 5 1/4% 10/15/2020                                                         1,010,000         369
     1,155M   Quaboag Regional School District 5 1/2% 6/1/2017                                   1,205,531         439
              Springfield:
     1,000M     6% 10/1/2015                                                                     1,103,750         403
     1,000M     5 3/8% 8/1/2017                                                                  1,035,000         378
     1,000M   Tantasqua Regional School District 5% 8/15/2017                                      996,250         364
     1,370M   Westfield 5 1/2% 12/15/2017                                                        1,428,225         520
     1,040M   Westford 5 1/8% 4/1/2017                                                           1,046,500         382
     1,000M   Worcester 5 1/2% 8/15/2017                                                         1,043,750         381
----------------------------------------------------------------------------------------------------------------------
                                                                                                11,734,219       4,283
----------------------------------------------------------------------------------------------------------------------
              Health Care--14.0%
     1,000M   Harvard Pilgrim Health Care 5 1/4% 7/1/2013                                        1,020,000         372
       750M   Massachusetts General Hospital 6 1/4% 7/1/2012                                       848,438         310
              Massachusetts Health & Educational Facilities Authority
              Capital Asset Program:
       205M     7.35% 8/1/2008                                                                     205,752          75
       125M     7.2% 7/1/2009                                                                      125,325          46
     1,500M   Mt. Auburn Hospital 6 1/4% 8/15/2014                                               1,627,500         594
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,827,015       1,397
----------------------------------------------------------------------------------------------------------------------
              Housing--3.2%
       825M   Massachusetts Housing Finance Agy. 6% 12/1/2012                                      864,187         315
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Transportation--13.9%
    $1,500M   Massachusetts Bay Trans. Auth. Series "A"
                5.8% 3/1/2013                                                                   $1,640,625        $599
     1,000M   Puerto Rico Comwlth. Hwy. & Trans. Auth. Rev.
                6% 7/1/2018                                                                      1,122,500         410
     1,000M   Route 3 North Trans. Impt. Assoc. 5 5/8% 6/15/2019                                 1,038,750         379
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,801,875       1,388
----------------------------------------------------------------------------------------------------------------------
              Utilities--17.4%
     1,035M   Boston Water & Sewer Commission 5 3/4% 11/1/2013                                   1,130,738         413
     1,455M   Holyoke Gas & Electric 5 3/8% 12/1/2018                                            1,484,100         541
     1,000M   Massachusetts State Water Resources Auth.
                6 1/2% 7/15/2019                                                                 1,167,500         425
       900M   South Essex Sewer District 6 3/4% 6/1/2004*                                          996,750         364
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,779,088       1,743
----------------------------------------------------------------------------------------------------------------------
              Other Revenue--1.9%
       500M   Massachusetts Development Finance Agy.
                5 5/8% 1/1/2013                                                                    528,750         193
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $25,305,540)                                               26,728,884       9,755
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM TAX EXEMPT INVESTMENTS--.7%
              Adjustable Rate Notes**
       100M   Massachusetts State Health & Education 1.9%                                          100,000          37
       100M   Massachusetts State Industrial Fin. Agy. Rev. 1.95%                                  100,000          37
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Tax Exempt Investments (cost $200,000)                                   200,000          74
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Investments (cost $25,505,540)                               98.3%     26,928,884       9,829
Other Assets, Less Liabilities                                                         1.7         467,987         171
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $27,396,871     $10,000
======================================================================================================================

 * Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

** Interest rates on Adjustable Rate Notes are determined and reset daily by the issuer. The interest rate shown is the rate in effect at December
   31, 2001.


See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--MICHIGAN FUND

Comparison of change in value of $10,000 investment in the First
Investors Multi-State Insured Tax Free Fund -- Michigan Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

As of December 31, 2001

              MICHIGAN            LEHMAN BROTHERS
                  FUND       MUNICIPAL BOND INDEX
Dec-91         $ 9,375                    $10,000
Dec-92          10,371                     10,881
Dec-93          11,873                     12,217
Dec-94          11,118                     11,586
Dec-95          13,061                     13,623
Dec-96          13,502                     14,202
Dec-97          14,767                     15,508
Dec-98          15,593                     16,513
Dec-99          15,183                     16,172
Dec-00          16,846                     18,061
Dec-01          17,501                     18,988

(INSET BOX IN CHART READS:)

                        Average Annual Total Return*
Class A Shares       N.A.V. Only      S.E.C. Standardized
  One Year              3.89%               (2.61%)
  Five Years            5.32%                3.97%
  Ten Years             6.44%                5.76%
  S.E.C. 30-Day Yield             3.41%
Class B Shares
  One Year              3.12%               (0.88%)
  Five Years            4.51%                4.17%
  Since Inception
  (1/12/95)             5.75%                5.75%
  S.E.C. 30-Day Yield             2.89%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund -- Michigan Fund (Class A shares) beginning 12/31/91 with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the investment grade tax exempt bond market. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 12/31/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (2.90%), 3.70% and 5.41%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 3.12%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (1.19%), 3.88% and 5.43%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 2.59%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures are from Lehman Brothers, Inc. and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--MICHIGAN FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--98.2%
              General Obligations--57.0%
    $1,000M   Detroit City School District 5 1/4% 5/1/2016                                       $1,030,000        $256
     1,800M   Detroit Downtown Development Series "A"
                5 3/4% 7/15/2015                                                                  1,901,250         472
     1,000M   Godwin Heights Public School District
                5 5/8% 5/1/2015                                                                   1,046,250         260
              Grand Blanc Community School District:
     1,000M     5 5/8% 5/1/2015                                                                   1,051,250         260
     1,000M     5 5/8% 5/1/2016                                                                   1,045,000         260
     1,000M   Grand Ledge Public School District 7 7/8% 5/1/2004*                                 1,133,750         282
     1,040M   Grand Rapids Building Authority 5 3/4% 8/1/2015                                     1,106,300         275
     1,000M   Gull Lake Community School District Zero
                Coupon 5/1/2013                                                                    562,500         140
     1,000M   Huron School District Zero Coupon 5/1/2015                                           497,500         124
     1,000M   Lake Orion Community School District 7% 5/1/2005*                                  1,127,500         280
     1,000M   Lincoln Park School District 7% 5/1/2006*                                          1,147,500         285
     1,000M   Michigan State Environmental Protection Program
                6 1/4% 11/1/2012                                                                 1,145,000         285
       845M   Milan Area School District 5 5/8% 5/1/2018                                           875,631         218
     1,000M   Montrose Township School District 6.2% 5/1/2017                                    1,131,250         281
     1,200M   Newaygo Public School 5 3/4% 5/1/2018                                              1,255,500         312
     1,000M   Portage Lake Water & Sewer Authority
                6.1% 10/1/2014                                                                   1,083,750         269
     1,500M   Puerto Rico Municipal Finance Agency
                5 3/4% 8/1/2013                                                                  1,635,000         406
     1,000M   Redford Unified School District 6 3/8% 5/1/2010                                    1,137,500         283
       380M   Saline Building Authority 7.1% 7/1/2009                                              394,539          98
     1,000M   Waterford Township School District 6 1/4% 6/1/2004*                                1,086,250         270
     1,000M   Williamson Community School District
                5 1/2% 5/1/2025                                                                  1,040,000         258
       475M   Zeeland Public Schools 6% 5/1/2004*                                                  518,344         129
----------------------------------------------------------------------------------------------------------------------
                                                                                                22,951,564       5,703
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
First Investors Multi-State Insured Tax Free Fund--MICHIGAN FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Health Care--10.4%
              Michigan State Hospital Finance Authority Revenue:
    $1,000M     Ascension Health Credit 5 3/4% 11/15/2017                                       $1,023,750        $254
     1,000M     Mercy Mount Clemens 5 3/4% 5/15/2017                                             1,045,000         260
     1,000M     St. John's Hospital 6% 5/15/2008                                                 1,061,250         264
     1,000M   Saginaw Hospital Finance Auth. (Covenant Med. Ctr.)
                5 5/8% 7/1/2013                                                                  1,050,000         261
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,180,000       1,039
----------------------------------------------------------------------------------------------------------------------
              Transportation--4.3%
     1,500M   Puerto Rico Commonwealth Hwy. & Trans. Hwy. Rev.
                6 1/4% 7/1/2015                                                                  1,734,375         431
----------------------------------------------------------------------------------------------------------------------
              Utilities--20.6%
              Detroit Water Supply System:
     1,750M     5 1/2% 7/1/2014                                                                  1,833,125         455
     1,275M     6 1/2% 7/1/2015                                                                  1,477,406         367
     1,000M   Kalamazoo Water Revenue 6% 9/1/2015                                                1,068,750         266
              Michigan State Strategic Fund (Detroit Edison):
     1,750M     6.95% 5/1/2011                                                                   2,067,188         514
     1,000M     7% 5/1/2021                                                                      1,213,750         302
       500M   Monroe County Economic Dev. Corp.
                (Detroit Edison Co.) 6.95% 9/1/2022                                                609,375         151
----------------------------------------------------------------------------------------------------------------------
                                                                                                 8,269,594       2,055
----------------------------------------------------------------------------------------------------------------------
              Other Revenue--5.9%
     1,000M   Grand Rapids Downtown Dev. Auth. Zero Coupon
                6/1/2009                                                                           706,250         175
              Michigan Municipal Bond Authority Revenue:
       530M     6.55% 11/1/2008                                                                    584,324         145
     1,000M     6 1/8% 5/1/2014                                                                  1,077,500         268
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,368,074         588
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $36,599,628)                                               39,503,607       9,816
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM TAX EXEMPT INVESTMENTS--.2%
      $100M   Cornell Township Economic Dev. Corp. Adjustable
                Rate Note 1.8%** (cost $100,000)                                                  $100,000         $25
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Investments (cost $36,699,628)                               98.4%     39,603,607       9,841
Other Assets, Less Liabilities                                                         1.6         641,271         159
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $40,244,878     $10,000
======================================================================================================================

 * Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

** Interest rates on Adjustable Rate Notes are determined and reset daily by the issuer. The interest rate shown is the rate in effect at December 31, 2001.


See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--MINNESOTA FUND

Comparison of change in value of $10,000 investment in the First
Investors Multi-State Insured Tax Free Fund -- Minnesota Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

As of December 31, 2001

             MINNESOTA            LEHMAN BROTHERS
                  FUND       MUNICIPAL BOND INDEX
Dec-91         $ 9,375                    $10,000
Dec-92          10,253                     10,881
Dec-93          11,412                     12,217
Dec-94          10,735                     11,586
Dec-95          12,418                     13,623
Dec-96          12,849                     14,202
Dec-97          13,949                     15,508
Dec-98          14,819                     16,513
Dec-99          14,574                     16,172
Dec-00          16,189                     18,061
Dec-01          16,912                     18,988

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares      N.A.V. Only    S.E.C. Standardized
  One Year             4.47%               (2.06%)
  Five Years           5.65%                4.30%
  Ten Years            6.08%                5.40%
  S.E.C. 30-Day Yield            3.81%
Class B Shares
  One Year             3.72%               (0.28%)
  Five Years           4.83%                4.49%
  Since Inception
  (1/12/95)            5.81%                5.81%
  S.E.C. 30-Day Yield            3.31%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund -- Minnesota Fund (Class A shares) beginning 12/31/91 with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the investment grade tax exempt bond market. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 12/31/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (2.71%), 3.58% and 4.67%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 3.16%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five years and Since Inception would have been (0.98%) , 3.75% and 5.04%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 2.62%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures are from Lehman Brothers, Inc. and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--MINNESOTA FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--100.1%
              Certificates of Participation--5.1%
      $400M   Minneapolis Special School District #001
                5.9% 2/1/2006*                                                                    $436,000        $413
       100M   Woodbury Series "A" 5% 2/1/2014                                                      100,875          96
----------------------------------------------------------------------------------------------------------------------
                                                                                                   536,875         509
----------------------------------------------------------------------------------------------------------------------
              Education--4.2%
       400M   University of Minnesota 5 3/4% 7/1/2017                                              439,500         416
----------------------------------------------------------------------------------------------------------------------
              General Obligations--49.0%
       400M   Becker Ind. School District #726, 6% 2/1/2017                                        431,000         408
       325M   Becker Wastewater Treatment 5.8% 2/1/2004*                                           341,250         323
              Bloomington Ind. School District #271:
       325M     5 1/8% 2/1/2015                                                                    329,875         313
       200M     5 1/8% 2/1/2024                                                                    195,500         185
       200M   Delano Ind. School District #879, 5.6% 2/1/2015                                      210,250         199
              Eagan Recreational Facilities Series "A":
       480M      5% 2/1/2015                                                                       482,400         457
       250M      5% 2/1/2016                                                                       249,688         237
       400M   Elk River Ind. School District #728, 5 1/2% 2/1/2021                                 409,500         388
       285M   Inver Grove Heights Ind. School District #199,
                5 3/4% 2/1/2012                                                                    305,663         290
       280M   Lakeville 5 1/2% 2/1/2011                                                            290,850         276
       405M   Lino Lakes 5.7% 2/1/2012                                                             425,756         403
       350M   North St. Paul Maplewood Ind. School District #622,
                7.1% 2/1/2005*                                                                     389,375         369
              Pequot Lakes Ind. School District #186:
       250M      5% 2/1/2016                                                                       249,688         237
       250M      5 1/8% 2/1/2018                                                                   250,000         237
       650M   Rosemount Ind. School District #196 Zero Coupon
                4/1/2014                                                                           348,562         330
       250M   St. Paul Ind. School District #625, 5 5/8% 2/1/2015                                  262,500         249
----------------------------------------------------------------------------------------------------------------------
                                                                                                 5,171,857       4,901
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
First Investors Multi-State Insured Tax Free Fund--MINNESOTA FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Health Care--12.9%
      $200M   Hibbing Health Care Facilities Rev. (Duluth Clinic)
                5 1/2% 11/1/2013*                                                                 $214,500        $203
       250M   Minneapolis Hospital Rev. (Fairview Hosp.)
                6 1/2% 1/1/2011                                                                    255,625         242
       350M   Minnesota Agriculture & Economic Dev. Brd. Rev.
               (Benedictine Hlth.) 5 1/4% 2/15/2014                                                359,625         341
       500M   St. Cloud Healthcare Oblig. Group "A" 5.8% 5/1/2016                                  537,500         509
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,367,250       1,295
----------------------------------------------------------------------------------------------------------------------
              Housing--14.7%
              Minnesota State Housing Finance Authority:
       525M     Rental Housing Revenue 5.9% 8/1/2015                                               544,031         515
                Single-Family Mortgage Revenue:
       150M      6.4% 1/1/2015                                                                     155,625         147
       250M      6% 1/1/2018                                                                       260,625         247
       400M   Minnetonka Multi-Family Housing Rev.
                (Cedar Hills Proj.) 5.9% 10/20/2019                                                417,000         395
              St. Paul Housing & Redevelopment Authority:
        65M     Multi-Family Hsg. Rev. (Como Lake Proj.)
                  7 1/2% 3/1/2026 (Defaulted) (Note 1A)                                             65,000          62
       105M     Single-Family Mortgage Revenue 6 1/4% 9/1/2014                                     108,806         103
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,551,087       1,469
----------------------------------------------------------------------------------------------------------------------
              Utilities--14.2%
       400M   Northern Minnesota Municipal Power Agency
                Electric System Revenue 5.4% 1/1/2016                                              412,500         391
       210M   Southern Minnesota Municipal Power Agency
                Power Supply System 5 3/4% 1/1/2018                                                219,805         208
              Western Minnesota Municipal Power Agency:
       325M     5 1/2% 1/1/2011                                                                    342,062         324
       500M     5 1/2% 1/1/2015                                                                    523,750         496
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,498,117       1,419
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $10,122,783)                                               10,564,686      10,009
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM TAX EXEMPT INVESTMENTS--1.9%
      $200M   Cohasset Revenue (Minnesota Power & Light Co.)
                Adjustable Rate Note 3 1/4%** (cost $200,000)                                     $200,000        $190
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Investments (cost $10,322,783)                              102.0%     10,764,686      10,199
Excess of Liabilities Over Other Assets                                               (2.0)       (210,313)       (199)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $10,554,373     $10,000
======================================================================================================================

 * Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

** Interest rates on Adjustable Rate Notes are determined and reset daily by the issuer. The interest rate shown is the rate in effect at December 31, 2001.


See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--MISSOURI FUND

Comparison of change in value of $10,000 investment in the First
Investors Multi-State Insured Tax Free Fund -- Missouri Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

As of December 31, 2001

              MISSOURI            LEHMAN BROTHERS
                  FUND       MUNICIPAL BOND INDEX
May-92         $ 9,375                    $10,000
Dec-92           9,917                     10,753
Dec-93          11,326                     12,073
Dec-94          10,624                     11,449
Dec-95          12,594                     13,463
Dec-96          13,077                     14,035
Dec-97          14,313                     15,325
Dec-98          15,256                     16,318
Dec-99          14,948                     15,982
Dec-00          16,772                     17,849
Dec-01          17,472                     18,765

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares      N.A.V. Only     S.E.C. Standardized
  One Year            4.17%               (2.35%)
  Five Years          5.96%                4.60%
  Since Inception
  (5/4/92)            6.64%                5.94%
  S.E.C. 30-Day Yield           3.84%
Class B Shares
  One Year            3.40%               (0.60%)
  Five Years          5.13%                4.80%
  Since Inception
  (1/12/95)           6.38%                6.38%
  S.E.C. 30-Day Yield           3.34%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund -- Missouri Fund (Class A shares) beginning 5/4/92 (inception date) with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the investment grade tax exempt bond market. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 12/31/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (3.04%), 3.39% and 4.44%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 2.96%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (1.33%), 3.64% and 5.11%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 2.41%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures are from Lehman Brothers, Inc. and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--MISSOURI FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--97.0%
              Education--5.4%
      $125M   Bowling Green School District 5.85% 3/1/2020                                        $131,094        $247
       150M   Missouri Southern State College Rev. Aux. Ent. Sys.
                5.3% 4/1/2015                                                                      153,562         290
----------------------------------------------------------------------------------------------------------------------
                                                                                                   284,656         537
----------------------------------------------------------------------------------------------------------------------
              General Obligations--28.0%
       100M   Belton School District #124, 6% 3/1/2018                                             107,125         202
       100M   Jefferson County School District #6, 6% 3/1/2014                                     109,250         206
       150M   Kansas City Streetlight Project Series "A"
                5 1/4% 2/1/2016                                                                    154,125         291
       125M   Maplewood Richmond Heights School District
                5 1/4% 3/1/2016                                                                    127,344         240
       115M   Puerto Rico Commonwealth 6 1/4% 7/1/2012                                             132,825         250
       100M   Puerto Rico Municipal Finance Agency
                5 1/2% 8/1/2017                                                                    104,750         197
        75M   St. Charles School District 6 1/2% 2/1/2006*                                          83,437         157
       125M   St. Joseph's School District 5 3/4% 3/1/2019                                         131,094         247
       125M   St. Louis County Pattonville School District #3,
                5 3/4% 3/1/2017                                                                    131,719         248
       150M   St. Louis School District 5 3/8% 4/1/2017                                            152,437         287
       250M   Washington School District 5% 3/1/2015                                               250,313         474
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,484,419       2,799
----------------------------------------------------------------------------------------------------------------------
              Health Care--11.9%
              Missouri State Health & Educational Facilities Authority:
       140M     BJC Health System Series "A" 6 3/4% 5/15/2011                                      164,150         309
        90M     Health Midwest 6.1% 6/1/2011                                                        96,975         183
       125M     SSM Health Care 6 1/4% 6/1/2007                                                    129,399         244
       150M     Webster University 5 1/2% 4/1/2018                                                 152,812         288
        80M   Puerto Rico Indl. Tourist Edl. Med. & Env. Ctl. Facs.
                6 1/4% 7/1/2016                                                                     86,800         164
----------------------------------------------------------------------------------------------------------------------
                                                                                                   630,136       1,188
----------------------------------------------------------------------------------------------------------------------
              Housing--1.8%
        90M   Missouri State Housing Dev. Comm. (Ecumenical Hsg.)
                5.8% 3/1/2010                                                                       93,600         176
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
First Investors Multi-State Insured Tax Free Fund--MISSOURI FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Transportation--11.7%
      $190M   Puerto Rico Commonwealth Hwy. & Trans. Auth.
                Rev. 6% 7/1/2018                                                                  $213,275        $402
              St. Louis Airport Revenue:
       150M     5 1/8% 7/1/2015                                                                    151,687         286
       255M     5.3% 7/1/2021                                                                      256,594         484
----------------------------------------------------------------------------------------------------------------------
                                                                                                   621,556       1,172
----------------------------------------------------------------------------------------------------------------------
              Utilities--15.8%
        80M   Liberty Sewer System Revenue 6.15% 2/1/2015                                           86,600         163
              Missouri State Environmental Impt. & Energy Res. Auth.
                Water Pollution Control:
        65M     6% 1/1/2005*                                                                        71,256         134
        15M     6% 1/1/2016                                                                         15,638          29
        50M     6.05% 7/1/2004*                                                                     54,688         103
        35M     6.05% 7/1/2016                                                                      37,144          70
       150M     5.4% 7/1/2018                                                                      153,375         289
       250M   Puerto Rico Electric Power Authority Revenue
                5 3/8% 7/1/2017                                                                    258,437         488
       150M   St. Louis Water and Sewer Revenue 6% 7/1/2004*                                       163,875         309
----------------------------------------------------------------------------------------------------------------------
                                                                                                   841,013       1,585
----------------------------------------------------------------------------------------------------------------------
              Other Revenue--22.4%
       100M   Clay County Public Building Auth. Leasehold Rev.
                5 1/8% 5/15/2014                                                                   101,375         191
        80M   Excelsior Springs School District Bldg. Corp.
                Leasehold Rev. 6 1/2% 3/1/2004*                                                     86,200         163
       225M   Missouri State Board of Public Bldgs. 5% 5/1/2020                                    219,656         414
       125M   Missouri State Development Finance Board 6% 4/1/2014                                 136,250         257
       125M   Puerto Rico Public Finance Corp. Comwlth. Approp.
                Series "A" 5 3/8% 6/1/2015                                                         133,750         252
              Springfield Public Building Corp. Leasehold Revenue:
       125M     Capital Improvement 5.6% 6/1/2014                                                  131,093         247
       230M     Jordan Valley 5.85% 6/1/2014                                                       246,963         466
       125M   St. Louis Municipal Finance Corp. Leasehold Rev.
                5 3/4% 2/15/2018                                                                   131,875         249
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,187,162       2,239
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $4,935,323)                                                 5,142,542       9,696
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM TAX EXEMPT INVESTMENTS--5.6%
              Adjustable Rate Notes**
      $200M   Missouri State Health & Education 2%                                                $200,000        $376
       100M   Puerto Rico Commonwealth Floater Certificates Govt.
                Dev. Bank 1.35%                                                                    100,000         189
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Tax Exempt Investments (cost $300,000)                                   300,000         565
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Investments (cost $5,235,323)                                102.6%     5,442,542      10,261
Excess of Liabilities Over Other Assets                                                (2.6)      (138,552)       (261)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                            100.0%    $5,303,990     $10,000
======================================================================================================================

 * Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

** Interest rates on Adjustable Rate Notes are determined and reset periodically by the issuer. The interest rate shown is the rate in effect at December 31, 2001.


See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--NEW JERSEY FUND

Comparison of change in value of $10,000 investment in the First
Investors Multi-State Insured Tax Free Fund -- New Jersey Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

As of December 31, 2001

            NEW JERSEY            LEHMAN BROTHERS
                  FUND       MUNICIPAL BOND INDEX
Dec-91         $ 9,375                    $10,000
Dec-92          10,284                     10,881
Dec-93          11,630                     12,217
Dec-94          10,933                     11,586
Dec-95          12,738                     13,623
Dec-96          13,131                     14,202
Dec-97          14,229                     15,508
Dec-98          15,059                     16,513
Dec-99          14,751                     16,172
Dec-00          16,287                     18,061
Dec-01          16,948                     18,988

(INSET BOX IN CHART READS:)

                      Average Annual Total Return*
Class A Shares      N.A.V. Only     S.E.C. Standardized
  One Year            4.06%               (2.43%)
  Five Years          5.24%                3.88%
  Ten Years           6.10%                5.42%
  S.E.C. 30-Day Yield           3.26%
Class B Shares
  One Year            3.32%              (0.68%)
  Five Years          4.42%               4.08%
  Since Inception
  (1/12/95)           5.50%               5.50%
  S.E.C. 30-Day Yield           2.73%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund -- New Jersey Fund (Class A shares) beginning 12/31/91 with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the investment grade tax exempt bond market. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 12/31/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (2.62%), 3.71% and 5.20%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 3.07%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (0.89%), 3.91% and 5.31%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 2.52%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures are from Lehman Brothers, Inc. and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--NEW JERSEY FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--101.2%
              Education--7.9%
    $1,040M   New Jersey Educational Facilities Financing Auth.
                (Rowan Univ.) 5 1/4% 7/1/2013                                                   $1,088,100        $167
       510M   Puerto Rico Indl. Tourist Edl. Med. & Env. Ctl. Facs.
                (University Plaza Proj.) Series "A" 5 5/8% 7/1/2013                                550,800          85
              University of Puerto Rico:
     1,715M     5 3/4% 6/1/2017                                                                  1,854,344         285
     1,500M     5 3/4% 6/1/2018                                                                  1,616,250         249
----------------------------------------------------------------------------------------------------------------------
                                                                                                 5,109,494         786
----------------------------------------------------------------------------------------------------------------------
              General Obligations--21.5%
     1,750M   Atlantic City Board of Education 6.1% 12/1/2015                                    1,981,875         306
              Essex County Improvement Authority:
              Orange School District:
     1,025M     Series "A" 6.95% 7/1/2005*                                                       1,165,938         179
     1,220M     Series "B" 6.95% 7/1/2005*                                                       1,387,750         213
     1,500M   Freehold Regl. High School District 5% 3/1/2018                                    1,505,625         232
     1,000M   New Jersey State Various Purposes 6% 2/15/2011                                     1,115,000         171
     1,135M   North Burlington Cnty. Regl. School Dist.
                5 1/4% 4/1/2016                                                                  1,181,819         182
              Puerto Rico Commonwealth:
     1,550M     6 1/4% 7/1/2013                                                                  1,798,000         276
     1,500M     5.65% 7/1/2015                                                                   1,646,250         253
       995M   Union City 6.4% 11/1/2013                                                          1,151,712         177
     1,000M   West Deptford 5 1/2% 9/1/2020                                                      1,027,500         158
----------------------------------------------------------------------------------------------------------------------
                                                                                                13,961,469       2,147
----------------------------------------------------------------------------------------------------------------------
              Health Care--14.7%
              New Jersey State Health Care Facilities
                Financing Authority:
     1,045M     Bayonne Hospital 6 1/4% 7/1/2012                                                 1,132,519         174
     1,745M     General Hospital Center at Passaic 6% 7/1/2014                                   1,945,675         299
     1,100M     Hunterdon Hospital 7% 7/1/2020                                                   1,124,849         173
     1,000M     Meridian Health System Oblig. Group 5 5/8% 7/1/2014                              1,060,000         163
       700M     Monmouth Medical Center 6 1/4% 7/1/2004*                                           769,125         118
     3,120M     Riverview Medical Center 6 1/4% 7/1/2011                                         3,545,100         546
----------------------------------------------------------------------------------------------------------------------
                                                                                                 9,577,268       1,473
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
First Investors Multi-State Insured Tax Free Fund--NEW JERSEY FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Housing--3.8%
              New Jersey State Housing & Mortgage
                Financing Agency:
    $1,375M     Regency Park Project 6.05% 11/1/2017                                            $1,445,469        $222
     1,000M     Regency Park Project 5.7% 5/1/2020                                               1,035,000         159
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,480,469         381
----------------------------------------------------------------------------------------------------------------------
              Transportation--14.1%
     1,000M   Delaware River Port Auth. PA & NJ Rev.
                5 3/4% 1/1/2022                                                                  1,050,000         161
     1,000M   New Jersey Econ. Dev. Auth. Rev. Light Rail Sys.
                6% 5/1/2016                                                                      1,082,500         166
              New Jersey State Hwy. Auth. (Garden State Parkway):
     1,000M     6.2% 1/1/2010                                                                    1,115,000         171
     3,000M     5 1/2% 1/1/2016                                                                  3,195,000         492
     1,500M   New Jersey State Transportation Trust Fund Auth.
                5 1/2% 12/15/2018                                                                1,591,875         245
     1,000M   Puerto Rico Comwlth. Hwy. & Trans. Auth. Rev.
                6% 7/1/2018                                                                      1,122,500         173
----------------------------------------------------------------------------------------------------------------------
                                                                                                 9,156,875       1,408
----------------------------------------------------------------------------------------------------------------------
              Utilities--12.9%
     1,000M   Delaware River & Bay Auth. 5 1/2% 1/1/2016                                         1,042,500         160
              New Jersey Wastewater Treatment Trust:
     1,135M     6 1/4% 4/1/2004*                                                                 1,241,406         191
     1,310M     7% 7/1/2011                                                                      1,555,625         239
     1,250M   Passaic Valley Sewer Commission 5 5/8% 12/1/2018                                   1,318,750         203
     1,000M   Puerto Rico Comwlth. Aqueduct & Sewer Auth.
                6 1/4% 7/1/2013                                                                  1,160,000         178
     2,000M   Puerto Rico Electric Power Auth. 5 3/8% 7/1/2017                                   2,067,500         319
----------------------------------------------------------------------------------------------------------------------
                                                                                                 8,385,781       1,290
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Other Revenue--26.3%
    $2,900M   Atlantic County Impt. Auth. Lux. Tax
                (Convention Ctr.) 7.4% 7/1/2016                                                 $3,570,625        $550
     1,350M   Cape May County Indl. Poll. Cntl. Fin. Auth.
                6.8% 3/1/2021                                                                    1,633,500         251
     1,000M   Essex County Impt. Auth. Correctional Facs.
                5 1/2% 10/1/2018                                                                 1,036,250         159
              New Jersey Economic Development Authority:
     2,000M     Educational Testing Service 6 1/8% 5/15/2005*                                    2,220,000         341
     2,185M     Market Transition Facility 5 7/8% 7/1/2004*                                      2,381,650         367
     1,775M     N.J. Performing Arts Center 6% 6/15/2012                                         1,976,906         304
              Puerto Rico Public Buildings Authority:
     1,275M     Series "A" 6 1/4% 7/1/2013                                                       1,479,000         227
     1,195M     Series "A" 6 1/4% 7/1/2014                                                       1,384,706         213
     1,375M   Trenton Parking Authority Rev. 5 1/4% 4/1/2014                                     1,417,969         218
----------------------------------------------------------------------------------------------------------------------
                                                                                                17,100,606       2,630
----------------------------------------------------------------------------------------------------------------------
  Total Value of Municipal Bonds (cost $61,737,032)                                             65,771,962      10,115
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM TAX EXEMPT INVESTMENTS--2.6%
              Adjustable Rate Notes**
     1,200M   New Jersey Econ. Dev. Auth. (Lawrenceville
                School Proj.) 1.2%                                                               1,200,000         184
       500M   New Jersey Econ. Dev. Auth. Water Facs. Rev. 1.9%                                    500,000          77
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Tax Exempt Investments
(cost $1,700,000)                                                                                1,700,000         261
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Investments (cost $63,437,032)                              103.8%     67,471,962      10,376
Excess of Liabilities Over Other Assets                                               (3.8)     (2,444,765)       (376)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $65,027,197     $10,000
======================================================================================================================

 * Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

** Interest rates on Adjustable Rate Notes are determined and reset daily by the issuer. The interest rate shown is the rate in effect at December 31, 2001.


See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--NORTH CAROLINA FUND

Comparison of change in value of $10,000 investment in the First
Investors Multi-State Insured Tax Free Fund -- North Carolina Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

As of December 31, 2001

        NORTH CAROLINA            LEHMAN BROTHERS
                  FUND       MUNICIPAL BOND INDEX
May-92         $ 9,375                    $10,000
Dec-92         $ 9,769                     10,753
Dec-93          11,135                     12,073
Dec-94          10,417                     11,449
Dec-95          12,367                     13,463
Dec-96          12,821                     14,035
Dec-97          14,046                     15,325
Dec-98          14,990                     16,318
Dec-99          14,638                     15,982
Dec-00          16,461                     17,849
Dec-01          17,108                     18,765

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares      N.A.V. Only     S.E.C. Standardized
  One Year            3.94%               (2.58%)
  Five Years          5.94%                4.58%
  Since Inception
  (5/4/92)            6.41%                5.71%
  S.E.C. 30-Day Yield           3.75%
Class B Shares
  One Year            3.15%               (0.85%)
  Five Years          5.10%                4.77%
  Since Inception
  (1/12/95)           6.38%                6.38%
  S.E.C. 30-Day Yield           3.25%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund -- North Carolina Fund (Class A shares) beginning 5/4/92 (inception date) with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the investment grade tax exempt bond market. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 12/31/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (3.16%), 3.71% and 4.64%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 3.18%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (1.46%), 3.89% and 5.41%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 2.64%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures are from Lehman Brothers, Inc. and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--NORTH CAROLINA FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--98.7%
              Certificates of Participation--10.3%
      $400M   Carteret County 5 5/8% 6/1/2020                                                     $416,500        $276
       100M   Concord 5% 6/1/2019                                                                   98,250          65
       500M   Harnett County 5 1/2% 12/1/2014                                                      527,500         348
       250M   Pitt County 5 1/4% 4/1/2015                                                          256,250         169
       250M   Randolph County 5 1/2% 6/1/2015                                                      261,250         172
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,559,750       1,030
----------------------------------------------------------------------------------------------------------------------
              Education--17.4%
              Appalachian State Univ. Hsg. & Student Center:
       200M      5% 7/15/2020                                                                      195,250         130
       500M      5.6% 7/15/2020                                                                    520,000         342
       430M   Iredell County Public Facilities School Projects
                6% 6/1/2017                                                                        465,475         307
       500M   North Carolina Capital Facilities Fin. Agy.
                Meredith College 5 1/8% 6/1/2014                                                   511,875         337
       250M   North Carolina Central Univ. Housing Rev.
                5.6% 11/1/2012                                                                     263,750         174
       425M   University of Greensboro 5% 4/1/2026                                                 406,938         269
       285M   University of North Carolina (Charlotte) Parking
                Sys. Rev. 5% 1/1/2021                                                              277,163         183
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,640,451       1,742
----------------------------------------------------------------------------------------------------------------------
              General Obligations--21.9%
       250M   Bladen County 5.6% 5/1/2016                                                          265,312         175
       500M   Brunswick County 5 3/4% 5/1/2017                                                     532,500         352
       250M   Cleveland County 5 1/2% 3/1/2012                                                     262,188         173
       200M   Gaston County 5.7% 3/1/2004*                                                         216,000         143
       220M   Laurinburg 5.3% 6/1/2012                                                             228,250         151
       200M   Morganton 5.7% 6/1/2014                                                              210,500         139
       400M   Onslow County 5.7% 3/1/2011                                                          424,500         280
       360M   Puerto Rico Comwlth. 6 1/4% 7/1/2012                                                 415,800         274
       280M   Rowan County 5.6% 4/1/2014                                                           290,850         192
       250M   Union County 5.4% 3/1/2015                                                           260,312         172
       200M   Watauga County 5.9% 6/1/2014                                                         211,750         139
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,317,962       2,190
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
First Investors Multi-State Insured Tax Free Fund--NORTH CAROLINA FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Health Care--5.7%
      $250M   Cumberland County Finance Corp. Installment Pmt.
                Rev. (Detention Ctr. & Mental Hlth.)
                5 5/8% 6/1/2017                                                                   $261,250        $172
       400M   North Carolina Medical Care Community Hosp. Rev.
                (Northeast Med. Ctr.) 5 3/8% 11/1/2016                                             408,500         270
       175M   Puerto Rico Indl. Tourist Edl. Med. & Env. Cntl. Facs.
                6 1/4% 7/1/2016                                                                    189,875         125
----------------------------------------------------------------------------------------------------------------------
                                                                                                   859,625         567
----------------------------------------------------------------------------------------------------------------------
              Housing--.9%
       125M   North Carolina Housing Finance Agy. Multi-Family
                6.6% 7/1/2017                                                                      131,094          86
----------------------------------------------------------------------------------------------------------------------
              Transportation--13.0%
              Piedmont Triad Airport Authority Revenue:
       800M     5 1/2% 7/1/2013                                                                    842,000         555
       250M     5 1/4% 7/1/2016                                                                    254,375         168
              Puerto Rico Commonwealth Highway & Transportation Authority Revenue:
       520M     6 1/4% 7/1/2014                                                                    602,550         397
       250M     6% 7/1/2018                                                                        280,625         185
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,979,550       1,305
----------------------------------------------------------------------------------------------------------------------
              Utilities--26.8%
       600M   Broad River Water Auth. Water Sys. Rev.
                5 3/4% 6/1/2017                                                                    635,250         420
       250M   Buncombe County Solid Waste System 5.6% 3/1/2011                                     264,687         175
       250M   Charlotte Storm Water Fee 5.65% 6/1/2014                                             267,188         177
       300M   Fayetteville Public Works Commission Rev.
                5 1/2% 3/1/2015                                                                    315,375         209
       250M   Gastonia Combined Utilities Sys. Rev. 5 5/8% 5/1/2015                                263,750         174
       250M   Greensboro Enterprise System Rev. 5% 6/1/2017                                        249,062         164
              Greenville Combined Enterprise System Revenue:
       250M     5 3/4% 9/1/2014                                                                    273,438         179
       515M     6% 9/1/2016                                                                        578,087         382
       250M     5 1/2% 9/1/2017                                                                    258,125         170
       250M     5 1/2% 9/1/2018                                                                    257,812         170
       250M   Kinston Enterprise System Rev. 5.7% 4/1/2012                                         264,063         174
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Utilities (continued)
      $200M   North Carolina Eastern Municipal Pwr. Agy.
                5.6% 1/1/2010                                                                     $212,000        $140
       200M   North Carolina Municipal Power Agy.
                (Catawba Electric) 6% 1/1/2010                                                     220,750         145
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,059,587       2,679
----------------------------------------------------------------------------------------------------------------------
              Other Revenue--2.7%
       390M   Fayetteville Finance Corp. Inst. Municipal Bldg. Prog.
                5.7% 2/1/2010                                                                      413,887         273
----------------------------------------------------------------------------------------------------------------------
  Total Value of Municipal Bonds (cost $14,315,400)                                             14,961,906       9,872
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM TAX EXEMPT INVESTMENTS--4.0%
              Adjustable Rate Notes**
              University North Carolina Hospital Chapel Hill Rev.:
       300M     Series "A" 1.85%                                                                   300,000         198
       300M     Series "B" 1.9%                                                                    300,000         198
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Tax Exempt Investments (cost $600,000)                                   600,000         396
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Investments (cost $14,915,400)                              102.7%     15,561,906      10,268
Excess of Liabilities Over Other Assets                                               (2.7)       (406,056)       (268)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $15,155,850     $10,000
======================================================================================================================

 * Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

** Interest rates on Adjustable Rate Notes are determined and reset daily by the issuer. The interest rate shown is the rate in effect at December 31, 2001.


See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--OHIO FUND

Comparison of change in value of $10,000 investment in the First
Investors Multi-State Insured Tax Free Fund -- Ohio Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

As of December 31, 2001

                  OHIO            LEHMAN BROTHERS
                  FUND       MUNICIPAL BOND INDEX
Dec-91         $ 9,375                    $10,000
Dec-92          10,313                     10,881
Dec-93          11,666                     12,217
Dec-94          10,977                     11,586
Dec-95          12,880                     13,623
Dec-96          13,426                     14,202
Dec-97          14,585                     15,508
Dec-98          15,353                     16,513
Dec-99          15,081                     16,172
Dec-00          16,788                     18,061
Dec-01          17,469                     18,988

(INSET BOX IN CHART READS:)

                        Average Annual Total Return*
Class A Shares      N.A.V. Only      S.E.C. Standardized
  One Year             4.05%               (2.45%)
  Five Years           5.41%                4.06%
  Ten Years            6.42%                5.74%
  S.E.C. 30-Day Yield            3.54%
Class B Shares
  One Year             3.26%               (0.74%)
  Five Years           4.58%                4.24%
  Since Inception
  (1/12/95)            5.91%                5.91%
  S.E.C. 30-Day Yield            3.05%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund -- Ohio Fund (Class A shares) beginning 12/31/91 with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the investment grade tax exempt bond market. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 12/31/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (2.82%), 3.64% and 5.28%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 3.17%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (1.14%), 3.81% and 5.45%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 2.65%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures are from Lehman Brothers, Inc. and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--OHIO FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--99.9%
              Education--5.1%
    $1,000M   University Akron Ohio General Receipts 6% 1/1/2016                                $1,100,000        $513
----------------------------------------------------------------------------------------------------------------------
              General Obligations--61.9%
     1,000M   Adams County Valley Local School District
                7% 12/1/2015                                                                     1,210,000         564
       800M   Avon Local School District 6 1/2% 12/1/2015                                          932,000         435
       100M   Batavia Local School District 7% 12/1/2005*                                          115,000          54
     1,000M   Beaver Creek Local School District 6.6% 12/1/2015                                  1,175,000         548
       425M   Bedford Heights Jail Facilities 6 1/2% 12/1/2014                                     467,500         218
       500M   Brecksville-Broadview Heights City School District
                6 1/2% 12/1/2016                                                                   557,500         260
       500M   Clyde-Green Springs Exempted Village
                Local School District 7% 12/1/2013                                                 562,500         262
       450M   Dublin 6.4% 12/1/2014                                                                512,437         239
       525M   East Clinton Local School District 6 7/8% 12/1/2009                                  587,344         274
       265M   Finneytown Local School District 6 1/4% 12/1/2012                                    301,106         140
       700M   Garfield Heights 6.3% 12/1/2014                                                      768,250         358
       815M   Hamilton (One Renaissance Center) Series "A"
                5 1/2% 11/1/2014                                                                   860,844         402
       655M   Jefferson County Jail Construction 5 3/4% 12/1/2019                                  709,856         331
       740M   Lakota Local School District 5 1/2% 12/1/2017                                        789,025         368
       250M   North Fork Local School District 5 3/4% 12/1/2018                                    271,563         127
       500M   North Royalton City School 6% 12/1/2014                                              549,375         256
       350M   Portage County 6.2% 12/1/2014                                                        382,375         178
       285M   Shaker Heights City School District 7.1% 12/15/2010                                  327,037         153
       610M   Summit County 6 1/4% 12/1/2017                                                       681,675         318
       375M   Tuscarawas Valley Local School District
                6.6% 12/1/2005*                                                                    426,563         199
       250M   Wayne Local School District 6.45% 12/1/2011                                          286,875         134
       750M   Youngstown 6% 12/1/2031                                                              808,125         377
----------------------------------------------------------------------------------------------------------------------
                                                                                                13,281,950       6,195
----------------------------------------------------------------------------------------------------------------------
              Health Care--2.5%
       500M   Lorain County Hosp. Rev. (Catholic Healthcare
                Partners) 5 1/2% 9/1/2011                                                          526,875         246
----------------------------------------------------------------------------------------------------------------------
              Transportation--3.7%
       700M   Puerto Rico Commonwealth Hwy. & Trans. Auth.
                Rev. 6% 7/1/2018                                                                   785,750         366
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Utilities--16.8%
      $600M   Alliance Sewer System Revenue 6% 10/15/2010                                         $651,000        $304
       280M   Hamilton Wastewater Revenue 5.9% 10/15/2011                                          299,250         140
       750M   Mahoning County Sewer System 5 3/8% 12/1/2018                                        765,938         357
       500M   Mahoning Valley Sanitary District Water Rev.
                5 3/4% 11/15/2018                                                                  530,000         247
              Ohio State Water Dev. Auth. Rev. Pure Water:
     1,000M     Series "B" 5 1/2% 6/1/2017                                                       1,063,750         496
       250M     Series "I" 7% 12/1/2009                                                            287,187         134
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,597,125       1,678
----------------------------------------------------------------------------------------------------------------------
              Other Revenue--9.9%
     1,000M   Hamilton County Sales Tax 5 3/4% 12/1/2013                                         1,076,250         502
     1,000M   New Albany Cmnty. Auth. Dev. 5 1/2% 10/1/2015                                      1,045,000         487
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,121,250         989
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $20,153,889)                                     99.9%     21,412,950       9,987
Other Assets, Less Liabilities                                                          .1          27,068          13
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $21,440,018     $10,000
======================================================================================================================

* Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.


See notes to financial statements


Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--OREGON FUND

Comparison of change in value of $10,000 investment in the First
Investors Multi-State Insured Tax Free Fund -- Oregon Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

As of December 31, 2001

                OREGON            LEHMAN BROTHERS
                  FUND       MUNICIPAL BOND INDEX
May-92         $ 9,375                    $10,000
Dec-92           9,794                     10,753
Dec-93          11,079                     12,073
Dec-94          10,343                     11,449
Dec-95          12,204                     13,463
Dec-96          12,653                     14,035
Dec-97          13,914                     15,325
Dec-98          14,789                     16,318
Dec-99          14,500                     15,982
Dec-00          16,101                     17,849
Dec-01          16,753                     18,765

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares      N.A.V. Only     S.E.C. Standardized
  One Year            4.05%               (2.44%)
  Five Years          5.77%                4.42%
  Since Inception
  (5/4/92)            6.18%                5.48%
  S.E.C. 30-Day Yield           3.61%
Class B Shares
  One Year            3.35%               (0.65%)
  Five Years          4.95%                4.61%
  Since Inception
  (1/12/95)           6.18%                6.18%
  S.E.C. 30-Day Yield           3.11%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund -- Oregon Fund (Class A shares) beginning 5/4/92 (inception date) with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the investment grade tax exempt bond market. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 12/31/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (2.96%), 3.72% and 4.47%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 3.10%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (1.20%), 3.91% and 5.25%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 2.56%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures are from Lehman Brothers, Inc. and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--OREGON FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--97.1%
              Certificates of Participation--4.0%
      $500M   Oregon State Dept. of Administrative Services
                5.65% 5/1/2007*                                                                   $545,625        $288
       100M   Oregon State Dept. of General Services 6% 9/1/2010                                   103,871          55
       100M   Washington County Educational Service District
                7% 6/1/2005*                                                                       111,750          60
----------------------------------------------------------------------------------------------------------------------
                                                                                                   761,246         403
----------------------------------------------------------------------------------------------------------------------
              Education--2.3%
       200M   Chemeketa Community College District 6.4% 7/1/2009                                   216,750         115
       200M   Oregon State Hlth. & Hsg. Edl. & Cult. Facs.
                (Lewis & Clark College) 6% 10/1/2013                                               217,000         115
----------------------------------------------------------------------------------------------------------------------
                                                                                                   433,750         230
----------------------------------------------------------------------------------------------------------------------
              General Obligations--50.9%
       300M   Chemeketa Community College District 5.8% 6/1/2006*                                  326,625         173
       500M   Deschutes County Administrative School District #1
                5 1/2% 6/15/2016                                                                   518,750         274
       250M   Jackson County School District #4 (Phoenix)
                5 1/2% 6/15/2016                                                                   259,375         137
       500M   Josephine County School District (Three Rivers)
                5 1/4% 6/15/2017                                                                   504,375         267
       245M   La Grande 5 5/8% 6/1/2011                                                            256,025         135
              Lane County School District:
       200M     #019 (Springfield) 6 1/4% 10/15/2004*                                              219,500         116
       115M     #52 (Bethel) 7% 12/1/2006                                                          132,106          70
       200M   Lincoln County School District 5 1/4% 6/15/2012                                      207,000         109
              Linn County School District:
       180M     #095 (Scio) 5 3/4% 7/15/2011                                                       190,125         100
       250M     #9 (Lebanon) 6 1/8% 6/15/2010*                                                     280,625         148
       500M     #055 (Sweet Home) 5 1/2% 6/15/2025                                                 508,750         269
       250M   Morrow County School District #1, 5 5/8% 6/15/2014                                   266,563         141
       250M   Multnomah County School District #7 (Reynolds)
                5 5/8% 6/15/2014                                                                   266,563         141
              Polk Marion & Benton Counties School District #13J:
       200M     5 1/2% 12/1/2008                                                                   212,000         112
       760M     5 5/8% 6/15/2016                                                                   793,250         418
              Puerto Rico Commonwealth:
       530M     6 1/4% 7/1/2012                                                                    612,150         323
       650M     6 1/4% 7/1/2013                                                                    754,000         398
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              General Obligations (continued)
      $600M   Southwestern Community College District
                6.05% 6/1/2020                                                                    $643,500        $340
       250M   Tillamook County 5.6% 1/15/2012                                                      260,625         138
              Umatilla County School District #016R (Pendleton):
       200M     6% 7/1/2004*                                                                       216,750         115
       500M     5 1/4% 7/1/2014                                                                    521,250         275
       520M   Wasco County School District #12, 5 1/2% 6/15/2018                                   549,250         290
       700M   Washington and Clackamas County School District #23
                (Tigard) 5 1/4% 6/1/2016                                                           725,375         384
              Washington County School District:
       170M     #003 (Hillsboro) 6% 11/1/2005*                                                     186,362          98
       145M     #88J (Sherwood) 6.1% 6/1/2005*                                                     157,869          83
        55M     #88J (Sherwood) 6.1% 6/1/2012                                                       58,781          31
----------------------------------------------------------------------------------------------------------------------
                                                                                                 9,627,544       5,085
----------------------------------------------------------------------------------------------------------------------
              Housing--3.3%
              Oregon State Housing & Community Svcs. Dept.
              Mortgage Rev. Single-Family Mortgage Program:
       225M      6% 7/1/2012                                                                       236,250         125
       375M      5.95% 7/1/2013                                                                    393,281         209
----------------------------------------------------------------------------------------------------------------------
                                                                                                   629,531         334
----------------------------------------------------------------------------------------------------------------------
              Transportation--8.0%
              Oregon State Department of Transportation Revenue:
       100M     6.2% 6/1/2008                                                                      108,125          57
       200M     6 1/4% 6/1/2009                                                                    216,500         114
              Puerto Rico Commonwealth Highway & Transportation Authority Revenue:
       500M     6 1/4% 7/1/2014                                                                    579,375         306
       300M     5 3/4% 7/1/2018                                                                    325,500         172
       250M     6% 7/1/2018                                                                       280,625         149
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,510,125         798
----------------------------------------------------------------------------------------------------------------------
              Utilities--16.8%
       440M   Columbia River Oregon Peoples Utility District
                Electric System 5.55% 12/1/2020                                                    449,350         237
       325M   Emerald Peoples Utility District 7.35% 11/1/2011                                     396,906         210
       600M   Eugene Water Utility System 5.8% 8/1/2020                                            631,500         334
       200M   Klamath Falls Water Revenue 6.1% 6/1/2004*                                           216,750         115
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
First Investors Multi-State Insured Tax Free Fund--OREGON FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Utilities (continued)
      $250M   Marion County Solid Waste & Electric Revenue
                5 3/8% 10/1/2008                                                                  $262,500        $139
       250M   Portland Gas Tax Revenue 5 3/4% 6/1/2012                                             263,438         139
       400M   Portland Oregon Sewer System Revenue
                Series "A" 6.2% 6/1/2004*                                                          434,000         230
       250M   Salem Water & Sewer Revenue 5 1/2% 6/1/2012                                          258,125         136
       250M   Washington County Unified Sewer Agy.
                5 3/4% 10/1/2012                                                                   273,125         144
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,185,694       1,684
----------------------------------------------------------------------------------------------------------------------
              Other Revenue--11.8%
       500M   Oregon State Administrative Services Lottery
                5 3/4% 4/1/2014                                                                    531,250         281
       500M   Portland Airport Way Urban Renewal &
                Redevelopment 6% 6/15/2016                                                         545,625         288
              Portland Oregon Urban Renewal & Redevelopment:
       700M     5 3/4% 6/15/2017                                                                   740,250         390
       405M     5 1/2% 6/15/2020                                                                   413,100         218
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,230,225       1,177
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $17,487,355)                                               18,378,115       9,711
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM TAX EXEMPT INVESTMENTS--1.6%
       300M   Portland Oregon Poll. Cntl. (Reynolds Metal)
                Adjustable Rate Note 1.8%** (cost $300,000)                                        300,000         158
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Investments (cost $17,787,355)                               98.7%     18,678,115       9,869
Other Assets, Less Liabilities                                                         1.3         247,130         131
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $18,925,245     $10,000
======================================================================================================================

 * Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

** Interest rates on Adjustable Rate Notes are determined and reset daily by the issuer. The interest rate shown is the rate in effect at December 31, 2001.


See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--PENNSYLVANIA FUND

Comparison of change in value of $10,000 investment in the First
Investors Multi-State Insured Tax Free Fund -- Pennsylvania Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

As of December 31, 2001

          PENNSYLVANIA            LEHMAN BROTHERS
                  FUND       MUNICIPAL BOND INDEX
Dec-91         $ 9,375                    $10,000
Dec-92          10,292                     10,881
Dec-93          11,762                     12,217
Dec-94          11,020                     11,586
Dec-95          13,036                     13,623
Dec-96          13,478                     14,202
Dec-97          14,710                     15,508
Dec-98          15,479                     16,513
Dec-99          15,133                     16,172
Dec-00          16,842                     18,061
Dec-01          17,595                     18,988

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares      N.A.V. Only     S.E.C. Standardized
  One Year            4.47%               (2.02%)
  Five Years          5.48%                4.13%
  Ten Years           6.50%                5.81%
  S.E.C. 30-Day Yield           3.28%
Class B Shares
  One Year            3.64%               (0.36%)
  Five Years          4.63%                4.29%
  Since Inception
  (1/12/95)           5.98%               5.98%
  S.E.C. 30-Day Yield           2.75%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund -- Pennsylvania Fund (Class A shares) beginning 12/31/91 with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the investment grade tax exempt bond market. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 12/31/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (2.31%), 3.85% and 5.46%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 3.00%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (0.67%), and 4.02% and 5.67%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 2.44%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures are from Lehman Brothers, Inc. and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--PENNSYLVANIA FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--102.0%
              Education--12.5%
    $1,000M   Allegheny County Higher Edl. Bldg. Auth.
                (Duquesne Univ.) 5 1/2% 3/1/2020                                                $1,043,750        $247
     1,000M   Pennsylvania State Higher Edl. Assistance Agy.
                6 1/8% 12/15/2010*                                                               1,127,500         267
     1,410M   Pennsylvania State Higher Edl. Facs. Auth.
                5 1/2% 6/15/2014                                                                 1,475,212         349
              State Public School Bldg. Auth. College Rev:
     1,000M     Butler Cnty. Cmnty. College Proj. 5.7% 7/15/2010*                                1,092,500         259
       500M     Delaware Cnty. Cmnty. College Proj. 5 3/4% 10/1/2016                               532,500         126
----------------------------------------------------------------------------------------------------------------------
                                                                                                 5,271,462       1,248
----------------------------------------------------------------------------------------------------------------------
              General Obligations--35.6%
     1,000M   Adams County 5 3/8% 11/15/2022                                                     1,008,750         239
     1,000M   Erie 5.7% 5/15/2007*                                                               1,086,250         257
     1,545M   Garnet Valley School District 5 1/2% 4/1/2014                                      1,626,113         385
     1,000M   General McLane School District 5 3/4% 5/15/2007*                                   1,088,750         258
     1,035M   Mercer County 5 1/2% 10/1/2016                                                     1,075,106         255
     1,065M   Mifflin County 5 1/2% 9/1/2020                                                     1,094,288         259
       385M   Philadelphia 6% 11/15/2014                                                           418,206          99
     1,180M   Philadelphia School District 6% 3/1/2015                                           1,293,575         306
     1,500M   Pittsburgh 5 1/2% 9/1/2014                                                         1,599,375         380
     1,035M   Riverside School District 5.3% 10/15/2016                                          1,055,700         250
              Sto-Rox School District:
       515M      5.6% 12/15/2010*                                                                  561,350         133
       550M      5.65% 12/15/2010*                                                                 601,562         143
     1,000M   Stroudsburg Area School District 5.8% 10/1/2005*                                   1,087,500         258
     1,500M   Yough School District 5% 10/1/2031                                                 1,425,000         338
----------------------------------------------------------------------------------------------------------------------
                                                                                                15,021,525       3,560
----------------------------------------------------------------------------------------------------------------------
              Health Care--15.0%
              Allegheny County Hospital Development Authority:
     1,000M     Allegheny General Hospital Proj. 6.2% 9/1/2007*                                  1,097,500         259
                Health Center -- University of Pittsburgh:
     1,000M       5.6% 4/1/2013                                                                  1,051,250         249
     1,000M       5.65% 4/1/2014                                                                 1,047,500         248
     1,000M   Berks County Municipal Auth. Hosp. (Reading Hosp.
                Med. Ctr.) 5.7% 10/1/2014                                                        1,076,250         254
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Health Care (continued)
    $1,000M   Dauphin County General Hlth. Sys. (Pinnacle Hlth.
                Sys.) 5 1/2% 5/15/2013                                                          $1,040,000        $245
     1,000M   Pennsylvania State Higher Edl. Facs. Auth. Hlth.
                Svcs. 5.7% 11/15/2011                                                            1,057,500         250
----------------------------------------------------------------------------------------------------------------------
                                                                                                 6,370,000       1,505
----------------------------------------------------------------------------------------------------------------------
              Utilities--28.8%
     1,000M   Allegheny County Sanitation Auth. Sewer Rev.
                6 1/4% 12/1/2014                                                                 1,093,750         260
     1,140M   Bucks County Water & Sewer Auth. Rev.
                5 3/8% 6/1/2014                                                                  1,187,025         282
     1,000M   Erie Sewer Authority Rev. 5 7/8% 6/1/2010*                                         1,063,750         252
       600M   North Pennsylvania Water Auth. 6 7/8% 11/1/2004*                                     669,750         159
              Philadelphia Water & Wastewater Revenue:
     1,230M     6 1/4% 8/1/2011                                                                  1,385,288         328
     2,000M     6 1/4% 8/1/2012                                                                  2,257,500         535
     2,950M   Pittsburgh Water & Sewer Authority 6 1/2% 9/1/2013                                 3,418,313         810
     1,000M   Washington County Indl. Dev. Auth. (West Penn. Pwr.)
                6.05% 4/1/2014                                                                   1,073,750         254
----------------------------------------------------------------------------------------------------------------------
                                                                                                12,149,126       2,880
----------------------------------------------------------------------------------------------------------------------
              Other Revenue--10.1%
     1,000M   Pennsylvania Intergovernmental Coop. Auth. Spl.
                Tax Rev. 7% 6/15/2005*                                                           1,118,750         265
     1,000M   Pennsylvania State Indl. Dev. Auth. 6% 1/1/2012                                    1,067,500         253
              Philadelphia Auth. for Indl. Dev. Lease Rev.:
     1,000M     5 1/2% 10/1/2014                                                                 1,046,250         248
     1,000M     5 1/2% 10/1/2016                                                                 1,033,750         246
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,266,250       1,012
----------------------------------------------------------------------------------------------------------------------
  Total Value of Municipal Bonds (cost $40,485,590)                                             43,078,363      10,205
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
First Investors Multi-State Insured Tax Free Fund--PENNSYLVANIA FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM TAX EXEMPT INVESTMENTS--3.8%
              Adjustable Rate Notes**
      $200M   Lehigh County General Purpose Auth. Rev. 1.85%                                      $200,000         $48
     1,400M   Schuylkill County Indl. Dev. Auth. Rescue Recovery
                Rev. 1.9%                                                                        1,400,000         331
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Tax Exempt Investments
(cost $1,600,000)                                                                                1,600,000         379
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Investments (cost $42,085,590)                              105.8%     44,678,363      10,584
Excess of Liabilities Over Other Assets                                               (5.8)     (2,466,705)       (584)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $42,211,658     $10,000
======================================================================================================================

 * Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

** Interest rates on Adjustable Rate Notes are determined and reset daily by the issuer. The interest rate shown is the rate in effect at December 31, 2001.


See notes to financial statements



Cumulative Performance Information
First Investors Multi-State Insured Tax Free Fund--VIRGINIA FUND

Comparison of change in value of $10,000 investment in the First
Investors Multi-State Insured Tax Free Fund -- Virginia Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

As of December 31, 2001

              VIRGINIA            LEHMAN BROTHERS
                  FUND       MUNICIPAL BOND INDEX
Dec-91         $ 9,375                    $10,000
Dec-92          10,326                     10,881
Dec-93          11,663                     12,217
Dec-94          10,967                     11,586
Dec-95          12,878                     13,623
Dec-96          13,325                     14,202
Dec-97          14,528                     15,508
Dec-98          15,354                     16,513
Dec-99          14,951                     16,172
Dec-00          16,665                     18,061
Dec-01          17,339                     18,988

(INSET BOX IN CHART READS:)

                      Average Annual Total Return*
Class A Shares      N.A.V. Only     S.E.C. Standardized
  One Year            4.04%               (2.49%)
  Five Years          5.41%                4.06%
  Ten Years           6.34%                5.66%
  S.E.C. 30-Day Yield           3.42%
Class B Shares
  One Year            3.29%               (0.71%)
  Five Years          4.57%                4.24%
  Since Inception
  (1/12/95)           5.82%                5.82%
  S.E.C. 30-Day Yield           2.92%

The graph compares a $10,000 investment in the First Investors Multi-State Insured Tax Free Fund -- Virginia Fund (Class A shares) beginning 12/31/91 with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the investment grade tax exempt bond market. The Index does not take into account fees and expenses or cost of insurance of bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 12/31/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (2.84%), 3.66% and 5.24%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 3.13%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (1.09%), 3.84% and 5.41%, respectively, and the S.E.C. 30-Day Yield for December 2001 would have been 2.61%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures are from Lehman Brothers, Inc. and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
First Investors Multi-State Insured Tax Free Fund--VIRGINIA FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--95.3%
              Education--5.3%
      $575M   George Mason University 6 3/8% 2/1/2016                                             $626,031        $184
     1,100M   Norfolk Redev. & Housing Auth. (Tidewater Cmnty.
               College) 5 7/8% 11/1/2015                                                         1,166,000         342
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,792,031         526
----------------------------------------------------------------------------------------------------------------------
              General Obligations--18.2%
       500M   Danville 5% 8/1/2013                                                                 514,375         151
     1,000M   Hampton 5 3/4% 2/1/2014                                                            1,082,500         318
     1,000M   Portsmouth Public Utility 5 1/2% 8/1/2019                                          1,012,500         297
              Richmond:
     1,000M     5 3/8% 1/15/2015                                                                 1,031,250         303
     1,000M     5 1/2% 1/15/2017                                                                 1,040,000         305
     1,000M     5% 7/15/2019                                                                       980,000         288
       500M   Virginia State Public School Authority 6 1/2% 8/1/2004*                              553,750         163
----------------------------------------------------------------------------------------------------------------------
                                                                                                 6,214,375       1,825
----------------------------------------------------------------------------------------------------------------------
              Health Care--9.2%
     1,150M   Danville Ind. Dev. Auth. (Danville Reg. Med. Ctr.)
                6 3/8% 10/1/2004*                                                                1,265,000         372
     1,675M   Roanoke Indl. Dev. Auth. (Roanoke Memorial
                Hospitals Proj.) 6 1/8% 7/1/2017                                                 1,869,719         549
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,134,719         921
----------------------------------------------------------------------------------------------------------------------
              Housing--2.9%
     1,000M   Virginia State Housing Dev. Auth. 5.2% 7/1/2019                                      983,750         289
----------------------------------------------------------------------------------------------------------------------
              Transportation--14.7%
     1,585M   Norfolk Airport Auth. 5 3/8% 7/1/2015                                              1,634,531         480
     1,000M   Puerto Rico Comwlth. Hwy. & Trans. Auth. Rev.
                6 1/4% 7/1/2014                                                                  1,158,750         340
     1,075M   Richmond Metropolitan Auth. Expwy. Rev.
                5 1/4% 7/15/2017                                                                 1,111,281         326
     1,000M   Washington, D.C. Metropolitan Area Trans. Auth.
                6% 7/1/2008                                                                      1,105,000         325
----------------------------------------------------------------------------------------------------------------------
                                                                                                 5,009,562       1,471
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Utilities--19.8%
    $1,165M   Bristol Utility Sys. Rev. 5 3/4% 7/15/2015                                        $1,261,112        $370
     1,395M   Henry County Public Svc. Auth. Water & Sewer Rev.
                5 1/2% 11/15/2019                                                                1,468,238         431
       325M   Leesburg Utility Sys. Rev. 6.3% 7/1/2002*                                            338,933         100
       500M   Loudon County Sanitation Auth. Water & Sewer Rev.
                6 1/4% 1/1/2003*                                                                   531,030         156
     1,000M   Norfolk Water Rev. 5 7/8% 11/1/2015                                                1,072,500         315
     1,000M   Puerto Rico Electric Power Auth. 5 3/8% 7/1/2017                                   1,033,750         304
     1,000M   Virginia Beach Water & Sewer 5 1/8% 8/1/2014                                       1,023,750         301
----------------------------------------------------------------------------------------------------------------------
                                                                                                 6,729,313       1,977
----------------------------------------------------------------------------------------------------------------------
              Other Revenue--25.2%
       700M   Frederick County Indl. Dev. Auth. (Govt. Complex
                Proj.) 6 1/2% 12/1/2014                                                            782,250         230
       750M   Gloucester County Indl. Dev. Auth. (Courthouse Proj.)
                5 3/8% 11/1/2020                                                                   759,375         223
       500M   Henrico County Economic Dev. Auth. (Regional Jail
                Proj.) 5 5/8% 11/1/2015                                                            529,375         155
     1,000M   Montgomery County Indl. Dev. Auth. Series "C"
                6% 1/15/2017                                                                     1,087,500         319
     1,000M   Puerto Rico Public Buildings Auth. 6 1/4% 7/1/2014                                 1,158,750         341
     1,000M   Richmond Redev. & Housing Auth. (Old Manchester
                Projects) 6.8% 3/1/2005*                                                         1,125,000         330
              Riverside Regional Jail Authority:
       545M     5 7/8% 7/1/2005*                                                                   600,181         176
       455M     5 7/8% 7/1/2014                                                                    486,850         143
     1,000M   Virginia Biotechnology Research Park Auth. Lease Rev.
                (Consolidated Laboratories Proj.) 518% 9/1/2015                                  1,016,250         299
     1,010M   Virginia State Resources Auth. Infrastructure Rev.
                Series "B" 5 1/2% 5/1/2018                                                       1,044,088         307
----------------------------------------------------------------------------------------------------------------------
                                                                                                 8,589,619       2,523
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $30,985,020)                                               32,453,369       9,532
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
First Investors Multi-State Insured Tax Free Fund--VIRGINIA FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM TAX EXEMPT INVESTMENTS--2.7%
              Adjustable Rate Notes**
      $200M   Dominion Terminal Assoc. Proj. Series "C" 1.85%                                     $200,000         $59
       700M   Puerto Rico Commonwealth Floater Certificates
                Govt. Dev. Bank 1.35%                                                              700,000         206
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Tax Exempt Investments (cost $900,000)                                   900,000         265
----------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Investments (cost $31,885,020)                               98.0%     33,353,369       9,797
Other Assets, Less Liabilities                                                         2.0         691,192         203
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $34,044,561     $10,000
======================================================================================================================

 * Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

** Interest rates on Adjustable Rate Notes are determined and reset periodically by the issuer. The interest rate shown is the rate in effect at December 31, 2001.


See notes to financial statements



This page intentionally left blank.



Statement of Assets and Liabilities
FIRST INVESTORS
December 31, 2001

----------------------------------------------------------------------------------------------------


                                         TAX-EXEMPT         INSURED                         INSURED
                                              MONEY    INTERMEDIATE         INSURED             TAX
                                             MARKET      TAX EXEMPT      TAX EXEMPT       EXEMPT II
----------------------------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost                      $19,988,111     $13,499,765    $813,232,053     $32,107,948
                                       ============    ============    ============    ============
At value (Note 1A)                      $19,988,111     $13,841,825    $893,136,873     $33,217,487
Cash                                        124,378          61,471         795,046         139,114
Receivables:
Interest                                    128,035         145,975      15,795,897         371,476
Investment securities sold                       --         250,322              --       2,484,453
Shares sold                                      --         338,364         173,813         191,615
Other assets                                  4,891              --          81,733              --
                                       ------------    ------------    ------------    ------------
Total Assets                             20,245,415      14,637,957     909,983,362      36,404,145
                                       ------------    ------------    ------------    ------------
Liabilities
Payables:
Distributions payable                           943          51,116       1,639,601          89,991
Investment securities purchased                  --         590,337              --       3,421,572
Shares redeemed                               2,425              --         710,180              --
Accrued advisory fees                         9,057           4,580         510,339          14,990
Accrued expenses                             17,943          19,614         163,377           7,226
                                       ------------    ------------    ------------    ------------
Total Liabilities                            30,368         665,647       3,023,497       3,533,779
                                       ------------    ------------    ------------    ------------
Net Assets                              $20,215,047     $13,972,310    $906,959,865     $32,870,366
                                       ============    ============    ============    ============
Net Assets Consist of:
Capital paid in                         $20,215,047     $13,645,208    $826,472,862     $31,770,443
Undistributed net investment income              --           1,515         582,183           3,510
Accumulated net realized loss
on investments                                   --         (16,473)             --         (13,126)
Net unrealized appreciation in value
of investments                                   --         342,060      79,904,820       1,109,539
                                       ------------    ------------    ------------    ------------
Total                                   $20,215,047     $13,972,310    $906,959,865     $32,870,366
                                       ============    ============    ============    ============
Net Assets:
Class A                                 $20,185,305     $11,298,162    $901,699,424     $29,851,124
Class B                                 $    29,742     $ 2,674,148    $  5,260,441     $ 3,019,242
Shares outstanding (Note 2):
Class A                                  20,185,305       1,878,718      88,869,690       2,083,475
Class B                                      29,742         443,944         518,763         210,753

Net asset value and redemption price
per share - Class A                           $1.00+          $6.01          $10.15          $14.33
                                       ============    ============    ============    ============
Maximum offering price
per share - Class A*                            N/A           $6.41          $10.83          $15.29
                                       ============    ============    ============    ============
Net asset value and offering price
per share - Class B (Note 2)                  $1.00           $6.02          $10.14          $14.33
                                       ============    ============    ============    ============



---------------------------------------------------------------------------------------------------
                                                             MULTI-STATE INSURED TAX FREE FUND
                                                        -------------------------------------------
                                           NEW YORK
                                            INSURED
                                           TAX FREE         ARIZONA      CALIFORNIA        COLORADO
---------------------------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost                     $174,268,698     $16,777,457     $17,345,801      $7,343,199
                                       ============    ============    ============    ============
At value (Note 1A)                     $185,726,606     $17,691,006     $18,833,457      $7,686,288
Cash                                        400,837          18,959         140,901          25,605
Receivables:
Interest                                  2,901,296         430,583         297,924          54,767
Investment securities sold                       --              --              --         298,651
Shares sold                                  73,027          40,180             641          13,183
Other assets                                 10,408              --             628              --
                                       ------------    ------------    ------------    ------------
Total Assets                            189,112,174      18,180,728      19,273,551       8,078,494
                                       ------------    ------------    ------------    ------------
Liabilities
Payables:
Distributions payable                       171,909          31,552          41,609          12,851
Investment securities purchased           9,763,148              --         721,497         373,277
Shares redeemed                              97,729              --              --           4,184
Accrued advisory fees                        91,241           4,646           4,713           1,621
Accrued expenses                             45,778           7,688          10,865             183
                                       ------------    ------------    ------------    ------------
Total Liabilities                        10,169,805          43,886         778,684         392,116
                                       ------------    ------------    ------------    ------------
Net Assets                             $178,942,369     $18,136,842     $18,494,867     $ 7,686,378
                                       ============    ============    ============    ============
Net Assets Consist of:
Capital paid in                        $167,903,273     $17,249,848     $17,024,440     $ 7,349,514
Undistributed net investment income          50,870           5,447              --           2,405
Accumulated net realized loss
on investments                             (469,682)        (32,002)        (17,229)         (8,630)
Net unrealized appreciation in value
of investments                           11,457,908         913,549       1,487,656         343,089
                                       ------------    ------------    ------------    ------------
Total                                  $178,942,369     $18,136,842     $18,494,867     $ 7,686,378
                                       ============    ============    ============    ============
Net Assets:
Class A                                $171,961,556     $16,651,835     $17,449,026     $ 7,267,833
Class B                                $  6,980,813     $ 1,485,007     $ 1,045,841     $   418,545
Shares outstanding (Note 2):
Class A                                  11,907,569       1,247,750       1,471,247         557,571
Class B                                     483,591         111,327          88,216          32,133

Net asset value and redemption price
per share - Class A                          $14.44          $13.35          $11.86          $13.03
                                       ============    ============    ============    ============
Maximum offering price
per share - Class A*                         $15.40          $14.24          $12.65          $13.90
                                       ============    ============    ============    ============
Net asset value and offering price
per share - Class B (Note 2)                 $14.44          $13.34          $11.86          $13.03
                                       ============    ============    ============    ============

* On purchases of $25,000 or more, the sales charge is reduced.

+ Also maximum offering price per share.


See notes to financial statements



Statement of Assets and Liabilities
FIRST INVESTORS
December 31, 2001

---------------------------------------------------------------------------------------------------------------------
                                                                        MULTI-STATE INSURED TAX FREE FUND
---------------------------------------------------------------------------------------------------------------------
                                                         CONNECTICUT         FLORIDA         GEORGIA        MARYLAND
---------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost                                       $24,965,565     $28,218,649      $8,554,752     $20,721,987
                                                        ============    ============    ============    ============
At value (Note 1A)                                       $26,410,992     $29,916,933      $9,027,881     $21,759,270
Cash                                                          57,895          81,534         100,929         511,956
Receivables:
Interest                                                     516,323         472,819         112,553         370,155
Investment securities sold                                        --              --              --       1,001,206
Shares sold                                                   81,884          15,969           6,131          75,603
Other assets                                                      --              --              --              --
                                                        ------------    ------------    ------------    ------------
Total Assets                                              27,067,094      30,487,255       9,247,494      23,718,190
                                                        ------------    ------------    ------------    ------------
Liabilities
Payables:
Distributions payable                                         27,824         115,378           9,902          28,029
Investment securities purchased                              773,032              --       1,076,930       1,432,687
Shares redeemed                                                8,373           5,183              --          12,305
Accrued advisory fees                                         10,117          11,610           1,726           5,655
Accrued expenses                                               6,959           9,066             213           7,548
                                                        ------------    ------------    ------------    ------------
Total Liabilities                                            826,305         141,237       1,088,771       1,486,224
                                                        ------------    ------------    ------------    ------------
Net Assets                                               $26,240,789     $30,346,018      $8,158,723     $22,231,966
                                                        ============    ============    ============    ============
Net Assets Consist of:
Capital paid in                                          $24,780,374     $28,647,734      $7,702,251     $21,308,174
Undistributed net investment income                           32,688              --             328           4,486
Accumulated net realized loss on investments                 (17,700)             --         (16,985)       (117,977)
Net unrealized appreciation in value of investments        1,445,427       1,698,284         473,129       1,037,283
                                                        ------------    ------------    ------------    ------------
Total                                                    $26,240,789     $30,346,018      $8,158,723     $22,231,966
                                                        ============    ============    ============    ============
Net Assets:
Class A                                                  $22,552,181     $28,989,540      $7,429,307     $17,757,761
Class B                                                  $ 3,688,608     $ 1,356,478      $  729,416     $ 4,474,205
Shares outstanding (Note 2):
Class A                                                    1,726,080       2,196,705         562,864       1,325,267
Class B                                                      282,466         102,821          55,347         333,887

Net asset value and redemption price
per share - Class A                                           $13.07          $13.20          $13.20          $13.40
                                                        ============    ============    ============    ============
Maximum offering price
per share - Class A*                                          $13.94          $14.08          $14.08          $14.29
                                                        ============    ============    ============    ============
Net asset value and offering price
per share - Class B (Note 2)                                  $13.06          $13.19          $13.18          $13.40
                                                        ============    ============    ============    ============




-----------------------------------------------------------------------------------------------------
                                                            MULTI-STATE INSURED TAX FREE FUND
-----------------------------------------------------------------------------------------------------
                                                        MASSACHUSETTS        MICHIGAN       MINNESOTA
-----------------------------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost                                        $25,505,540     $36,699,628     $10,322,783
                                                         ============    ============    ============
At value (Note 1A)                                        $26,928,884     $39,603,607     $10,764,686
Cash                                                          148,145          73,311          30,457
Receivables:
Interest                                                      378,389         538,377         210,711
Investment securities sold                                         --              --         672,137
Shares sold                                                     4,115         169,396          15,288
Other assets                                                      644             608             529
                                                         ------------    ------------    ------------
Total Assets                                               27,460,177      40,385,299      11,693,808
                                                         ------------    ------------    ------------
Liabilities
Payables:
Distributions payable                                          31,322          64,251           7,941
Investment securities purchased                                    --              --         975,118
Shares redeemed                                                 5,400          50,018         153,877
Accrued advisory fees                                          10,466          15,320           2,268
Accrued expenses                                               16,118          10,832             231
                                                         ------------    ------------    ------------
Total Liabilities                                              63,306         140,421       1,139,435
                                                         ------------    ------------    ------------
Net Assets                                                $27,396,871     $40,244,878     $10,554,373
                                                         ============    ============    ============
Net Assets Consist of:
Capital paid in                                           $25,969,734     $37,339,601     $10,167,510
Undistributed net investment income                             3,793           1,298           3,600
Accumulated net realized loss on investments                       --              --         (58,640)
Net unrealized appreciation in value of investments         1,423,344       2,903,979         441,903
                                                         ------------    ------------    ------------
Total                                                     $27,396,871     $40,244,878     $10,554,373
                                                         ============    ============    ============
Net Assets:
Class A                                                   $24,625,824     $38,797,196     $10,320,651
Class B                                                   $ 2,771,047     $ 1,447,682     $   233,722
Shares outstanding (Note 2):
Class A                                                     2,093,025       3,073,702         895,880
Class B                                                       235,580         114,807          20,291

Net asset value and redemption price
per share - Class A                                            $11.77          $12.62          $11.52
                                                         ============    ============    ============
Maximum offering price
per share - Class A*                                           $12.55          $13.46          $12.29
                                                         ============    ============    ============
Net asset value and offering price
per share - Class B (Note 2)                                   $11.76          $12.61          $11.52
                                                         ============    ============    ============

* On purchases of $25,000 or more, the sales charge is reduced.


See notes to financial statements



Statement of Assets and Liabilities
FIRST INVESTORS
December 31, 2001

------------------------------------------------------------------------------------------------------------------------------
                                                                             MULTI-STATE INSURED TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------
                                                                                                        NORTH
                                                                     MISSOURI      NEW JERSEY        CAROLINA            OHIO
------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost                                                 $5,235,323     $63,437,032     $14,915,400     $20,153,889
                                                                 ============    ============    ============    ============
At value (Note 1A)                                                 $5,442,542     $67,471,962     $15,561,906     $21,412,950
Cash                                                                   91,045          77,501         101,827          40,216
Receivables:
Interest                                                               84,562       1,218,363         208,422         164,812
Investment securities sold                                            198,276       2,237,489              --              --
Shares sold                                                             4,789         165,417           1,939           9,633
Other assets                                                               --             277              --             572
                                                                 ------------    ------------    ------------    ------------
Total Assets                                                        5,821,214      71,171,009      15,874,094      21,628,183
                                                                 ------------    ------------    ------------    ------------
Liabilities
Payables:
Distributions payable                                                   8,968         112,497          12,813          48,098
Investment securities purchased                                       506,985       5,887,183         689,969              --
Shares redeemed                                                            --          80,658           8,071         118,719
Accrued advisory fees                                                   1,118          30,452           3,828           8,242
Accrued expenses                                                          153          33,022           3,563          13,106
                                                                 ------------    ------------    ------------    ------------
Total Liabilities                                                     517,224       6,143,812         718,244         188,165
                                                                 ------------    ------------    ------------    ------------
Net Assets                                                         $5,303,990     $65,027,197     $15,155,850     $21,440,018
                                                                 ============    ============    ============    ============
Net Assets Consist of:
Capital paid in                                                    $5,170,597     $60,917,643     $14,619,642     $20,180,758
Undistributed net investment income                                     2,259          79,053           5,374             199
Accumulated net realized loss on investments                          (76,085)         (4,429)       (115,672)             --
Net unrealized appreciation in value of investments                   207,219       4,034,930         646,506       1,259,061
                                                                 ------------    ------------    ------------    ------------
Total                                                              $5,303,990     $65,027,197     $15,155,850     $21,440,018
                                                                 ============    ============    ============    ============
Net Assets:
Class A                                                            $4,584,830     $60,321,121     $13,316,458     $19,996,282
Class B                                                            $  719,160     $ 4,706,076     $ 1,839,392     $ 1,443,736
Shares outstanding (Note 2):
Class A                                                               357,981       4,655,008       1,042,270       1,628,037
Class B                                                                56,159         364,089         143,852         117,498

Net asset value and redemption price
per share - Class A                                                    $12.81          $12.96          $12.78          $12.28
                                                                 ============    ============    ============    ============
Maximum offering price
per share - Class A*                                                   $13.66          $13.82          $13.63          $13.10
                                                                 ============    ============    ============    ============
Net asset value and offering price
per share - Class B (Note 2)                                           $12.81          $12.93          $12.79          $12.29
                                                                 ============    ============    ============    ============



-------------------------------------------------------------------------------------------------------------
                                                                     MULTI-STATE INSURED TAX FREE FUND
-------------------------------------------------------------------------------------------------------------

                                                                       OREGON    PENNSYLVANIA        VIRGINIA
-------------------------------------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost                                                $17,787,355     $42,085,590     $31,885,020
                                                                 ============    ============    ============
At value (Note 1A)                                                $18,678,115     $44,678,363     $33,353,369
Cash                                                                   16,886         119,216         817,905
Receivables:
Interest                                                              212,122         501,022         605,709
Investment securities sold                                                 --              --              --
Shares sold                                                            49,703         156,456         423,104
Other assets                                                               --              --              --
                                                                 ------------    ------------    ------------
Total Assets                                                       18,956,826      45,455,057      35,200,087
                                                                 ------------    ------------    ------------
Liabilities
Payables:
Distributions payable                                                  10,682         127,786          96,688
Investment securities purchased                                            --       3,081,254       1,030,710
Shares redeemed                                                         5,300           2,725           4,441
Accrued advisory fees                                                   4,830          16,139          12,778
Accrued expenses                                                       10,769          15,495          10,909
                                                                 ------------    ------------    ------------
Total Liabilities                                                      31,581       3,243,399       1,155,526
                                                                 ------------    ------------    ------------
Net Assets                                                        $18,925,245     $42,211,658     $34,044,561
                                                                 ============    ============    ============
Net Assets Consist of:
Capital paid in                                                   $18,182,658     $39,674,662     $32,598,988
Undistributed net investment income                                    10,954             764              --
Accumulated net realized loss on investments                         (159,127)        (56,541)        (22,776)
Net unrealized appreciation in value of investments                   890,760       2,592,773       1,468,349
                                                                 ------------    ------------    ------------
Total                                                             $18,925,245     $42,211,658     $34,044,561
                                                                 ============    ============    ============
Net Assets:
Class A                                                           $17,340,760     $39,649,160     $32,579,910
Class B                                                           $ 1,584,485     $ 2,562,498     $ 1,464,651
Shares outstanding (Note 2):
Class A                                                             1,379,903       3,079,285       2,533,051
Class B                                                               126,198         199,244         114,107

Net asset value and redemption price
per share - Class A                                                    $12.57          $12.88          $12.86
                                                                 ============    ============    ============
Maximum offering price
per share - Class A*                                                   $13.41          $13.74          $13.72
                                                                 ============    ============    ============
Net asset value and offering price
per share - Class B (Note 2)                                           $12.56          $12.86          $12.84
                                                                 ============    ============    ============

* On purchases of $25,000 or more, the sales charge is reduced.


See notes to financial statements



Statement of Operations
FIRST INVESTORS
Year Ended December 31, 2001

----------------------------------------------------------------------------------------------------


                                         TAX-EXEMPT         INSURED                         INSURED
                                              MONEY    INTERMEDIATE         INSURED             TAX
                                             MARKET      TAX EXEMPT      TAX EXEMPT       EXEMPT II
----------------------------------------------------------------------------------------------------
Investment Income

Interest income                            $590,945        $559,287     $51,569,700      $1,117,749
                                       ------------    ------------    ------------    ------------
Expenses (Notes 1 and 5):
Advisory fees                               101,841          72,263       6,660,679         223,318
Distribution plan expenses - Class A             --          25,644       2,547,855          53,545
Distribution plan expenses - Class B            218          18,729          51,304          10,914
Shareholder servicing costs                  35,870           7,522         650,147          16,384
Professional fees                            21,533           8,968         139,391          32,367
Custodian fees                                7,992           2,368          77,956           4,203
Reports to shareholders                       5,989             995          63,280             292
Other expenses                                5,923           3,779         204,062           6,096
                                       ------------    ------------    ------------    ------------
Total expenses                              179,366         140,268      10,394,674         347,119
Less: Expenses waived or assumed            (13,946)        (34,074)       (449,969)       (112,776)
Custodian fees paid indirectly               (2,263)         (2,057)         (6,289)         (3,603)
                                       ------------    ------------    ------------    ------------
Net Expenses                                163,157         104,137       9,938,416         230,740
                                       ------------    ------------    ------------    ------------
Net investment income                       427,788         455,150      41,631,284         887,009
                                       ------------    ------------    ------------    ------------
Realized and Unrealized Gain (Loss)
on Investments (Note 4):

Net realized gain on investments                 --         288,393       6,291,312         309,513
Net unrealized depreciation
of investments                                   --        (234,178)    (14,955,725)       (280,588)
                                       ------------    ------------    ------------    ------------
Net gain (loss) on investments                   --          54,215      (8,664,413)         28,925
                                       ------------    ------------    ------------    ------------
Net Increase in Net Assets Resulting
from Operations                            $427,788        $509,365     $32,966,871        $915,934
                                       ============    ============    ============    ============



---------------------------------------------------------------------------------------------------
                                                               MULTI-STATE INSURED TAX FREE FUND
                                                       --------------------------------------------
                                           NEW YORK
                                            INSURED
                                           TAX FREE        ARIZONA      CALIFORNIA        COLORADO
---------------------------------------------------------------------------------------------------
Investment Income

Interest income                          $9,305,543        $912,291        $885,592        $336,719
                                       ------------    ------------    ------------    ------------
Expenses (Notes 1 and 5):
Advisory fees                             1,334,710         131,751         128,536          48,715
Distribution plan expenses - Class A        468,737          41,143          40,880          15,292
Distribution plan expenses - Class B         59,168          12,082           8,850           3,786
Shareholder servicing costs                 108,812          10,042           8,556           4,816
Professional fees                            53,017          16,550           8,011           1,059
Custodian fees                               16,990           2,783           2,531           1,288
Reports to shareholders                      15,279           1,099             828             524
Other expenses                               47,641           4,391           3,011           1,784
                                       ------------    ------------    ------------    ------------
Total expenses                            2,104,354         219,841         201,203          77,264
Less: Expenses waived or assumed           (266,942)        (93,884)        (81,385)        (40,675)
Custodian fees paid indirectly               (8,917)         (2,783)         (1,891)         (1,288)
                                       ------------    ------------    ------------    ------------
Net Expenses                              1,828,495         123,174         117,927          35,301
                                       ------------    ------------    ------------    ------------
Net investment income                     7,477,048         789,117         767,665         301,418
                                       ------------    ------------    ------------    ------------
Realized and Unrealized Gain (Loss)
on Investments (Note 4):

Net realized gain on investments          1,303,301         129,305          25,901          27,653
Net unrealized depreciation
of investments                           (3,362,030)       (171,056)       (209,330)        (31,152)
                                       ------------    ------------    ------------    ------------
Net gain (loss) on investments           (2,058,729)        (41,751)       (183,429)         (3,499)
                                       ------------    ------------    ------------    ------------

Net Increase in Net Assets Resulting
from Operations                          $5,418,319        $747,366        $584,236        $297,919
                                       ============    ============    ============    ============


See notes to financial statements



Statement of Operations
FIRST INVESTORS
Year Ended December 31, 2001

----------------------------------------------------------------------------------------------------------
                                                             MULTI-STATE INSURED TAX FREE FUND
----------------------------------------------------------------------------------------------------------
                                              CONNECTICUT         FLORIDA         GEORGIA        MARYLAND
----------------------------------------------------------------------------------------------------------
Investment Income

Interest income                                $1,352,902      $1,500,244        $384,404      $1,032,860
                                             ------------    ------------    ------------    ------------
Expenses (Notes 1 and 5):
Advisory fees                                     189,001         217,495          56,177         151,615
Distribution plan expenses - Class A               53,790          69,735          17,300          41,055
Distribution plan expenses - Class B               38,435          12,773           5,703          39,305
Shareholder servicing costs                        15,383          16,866           3,697          12,525
Professional fees                                  17,259          14,922           1,461           9,976
Custodian fees                                      3,683           3,633           1,350           2,841
Reports to shareholders                             1,950           1,888             374           1,505
Other expenses                                      8,155           9,661           2,682           7,707
                                             ------------    ------------    ------------    ------------
Total expenses                                    327,656         346,973          88,744         266,529
Less: Expenses waived or assumed                  (93,830)       (103,594)        (45,666)       (102,910)
Custodian fees paid indirectly                     (3,683)         (1,940)         (1,350)         (2,841)
                                             ------------    ------------    ------------    ------------
Net Expenses                                      230,143         241,439          41,728         160,778
                                             ------------    ------------    ------------    ------------
Net investment income                           1,122,759       1,258,805         342,676         872,082
                                             ------------    ------------    ------------    ------------
Realized and Unrealized Gain (Loss)
on Investments (Note 4):

Net realized gain on investments                  212,290         332,077          20,655          13,261
Net unrealized depreciation of investments       (354,466)       (426,184)        (54,540)       (188,782)
                                             ------------    ------------    ------------    ------------
Net loss on investments                          (142,176)        (94,107)        (33,885)       (175,521)
                                             ------------    ------------    ------------    ------------
Net Increase in Net Assets Resulting
from Operations                                  $980,583      $1,164,698        $308,791        $696,561
                                             ============    ============    ============    ============



------------------------------------------------------------------------------------------
                                                  MULTI-STATE INSURED TAX FREE FUND
------------------------------------------------------------------------------------------
                                             MASSACHUSETTS        MICHIGAN       MINNESOTA
------------------------------------------------------------------------------------------
Investment Income

Interest income                                 $1,385,927      $2,103,035        $517,472
                                              ------------    ------------    ------------
Expenses (Notes 1 and 5):
Advisory fees                                      196,374         293,225          73,814
Distribution plan expenses - Class A                60,139          95,178          24,143
Distribution plan expenses - Class B                22,804          12,726           1,847
Shareholder servicing costs                         17,498          24,706           6,370
Professional fees                                   15,657          19,250           1,151
Custodian fees                                       3,679           3,431           1,654
Reports to shareholders                              2,068           3,351             705
Other expenses                                       7,872          11,260           3,917
                                              ------------    ------------    ------------
Total expenses                                     326,091         463,127         113,601
Less: Expenses waived or assumed                   (96,017)       (117,290)        (61,399)
Custodian fees paid indirectly                      (3,679)         (1,243)         (1,654)
                                              ------------    ------------    ------------
Net Expenses                                       226,395         344,594          50,548
                                              ------------    ------------    ------------
Net investment income                            1,159,532       1,758,441         466,924
                                              ------------    ------------    ------------
Realized and Unrealized Gain (Loss)
on Investments (Note 4):

Net realized gain on investments                   140,403          19,707          22,921
Net unrealized depreciation of investments        (300,295)       (325,083)        (71,964)
                                              ------------    ------------    ------------
Net loss on investments                           (159,892)       (305,376)        (49,043)
                                              ------------    ------------    ------------
Net Increase in Net Assets Resulting
from Operations                                   $999,640      $1,453,065        $417,881
                                              ============    ============    ============


See notes to financial statements



Statement of Operations
FIRST INVESTORS
Year Ended December 31, 2001

----------------------------------------------------------------------------------------------------------
                                                            MULTI-STATE INSURED TAX FREE FUND
----------------------------------------------------------------------------------------------------------
                                                                                    NORTH
                                                 MISSOURI      NEW JERSEY        CAROLINA            OHIO
----------------------------------------------------------------------------------------------------------
Investment Income

Interest income                                  $237,403      $3,337,085        $699,877      $1,110,864
                                             ------------    ------------    ------------    ------------
Expenses (Notes 1 and 5):
Advisory fees                                      34,636         461,445         102,189         156,838
Distribution plan expenses - Class A               10,187         144,105          29,770          49,634
Distribution plan expenses - Class B                5,432          42,682          17,099          11,927
Shareholder servicing costs                         3,432          34,666           9,048          15,392
Professional fees                                     811          34,958          10,440          11,522
Custodian fees                                      1,018           6,188           1,946           2,666
Reports to shareholders                               357           4,425           1,137           2,034
Other expenses                                      1,574          16,074           3,981           5,374
                                             ------------    ------------    ------------    ------------
Total expenses                                     57,447         744,543         175,610         255,387
Less: Expenses waived or assumed                  (29,264)       (123,052)        (72,801)        (78,052)
Custodian fees paid indirectly                     (1,018)         (3,189)         (1,482)         (1,218)
                                             ------------    ------------    ------------    ------------
Net Expenses                                       27,165         618,302         101,327         176,117
                                             ------------    ------------    ------------    ------------
Net investment income                             210,238       2,718,783         598,550         934,747
                                             ------------    ------------    ------------    ------------
Realized and Unrealized Gain (Loss)
on Investments (Note 4):

Net realized gain (loss) on investments            (5,596)        232,790          55,870         181,908
Net unrealized depreciation of investments        (37,755)       (629,608)       (155,795)       (325,289)
                                             ------------    ------------    ------------    ------------
Net loss on investments                           (43,351)       (396,818)        (99,925)       (143,381)
                                             ------------    ------------    ------------    ------------
Net Increase in Net Assets Resulting
from Operations                                  $166,887      $2,321,965        $498,625        $791,366
                                             ============    ============    ============    ============



-----------------------------------------------------------------------------------------
                                                    MULTI-STATE INSURED TAX FREE FUND
-----------------------------------------------------------------------------------------

                                                   OREGON    PENNSYLVANIA        VIRGINIA
-----------------------------------------------------------------------------------------
Investment Income

Interest income                                  $928,098      $2,139,990      $1,575,667
                                             ------------    ------------    ------------
Expenses (Notes 1 and 5):
Advisory fees                                     137,150         305,569         226,225
Distribution plan expenses - Class A               41,683          97,659          72,823
Distribution plan expenses - Class B               14,743          19,320          11,969
Shareholder servicing costs                        15,078          25,985          18,517
Professional fees                                  12,174          22,170          15,058
Custodian fees                                      2,332           4,554           3,958
Reports to shareholders                             1,861           2,411           2,204
Other expenses                                      2,438           9,831          10,623
                                             ------------    ------------    ------------
Total expenses                                    227,459         487,499         361,377
Less: Expenses waived or assumed                  (96,879)       (122,227)       (107,477)
Custodian fees paid indirectly                     (2,332)         (2,378)         (3,958)
                                             ------------    ------------    ------------
Net Expenses                                      128,248         362,894         249,942
                                             ------------    ------------    ------------
Net investment income                             799,850       1,777,096       1,325,725
                                             ------------    ------------    ------------
Realized and Unrealized Gain (Loss)
on Investments (Note 4):

Net realized gain (loss) on investments            43,652         184,444         140,208
Net unrealized depreciation of investments       (168,922)       (260,501)       (323,398)
                                             ------------    ------------    ------------
Net loss on investments                          (125,270)        (76,057)       (183,190)
                                             ------------    ------------    ------------
Net Increase in Net Assets Resulting
from Operations                                  $674,580      $1,701,039      $1,142,535
                                             ============    ============    ============


See notes to financial statements



Statement of Changes in Net Assets
FIRST INVESTORS

-----------------------------  ------------------------------------------------------
                                        TAX-EXEMPT             INSURED INTERMEDIATE
                                       MONEY MARKET                 TAX EXEMPT
                               --------------------------  --------------------------
Year Ended December 31                 2001          2000          2001          2000
-----------------------------  ------------------------------------------------------
Increase (Decrease) in
Net Assets From Operations
Net investment income            $  427,788    $  590,294    $  455,150    $  397,710
Net realized gain on
investments                              --            --       288,393        60,765
Net unrealized appreciation
(depreciation)
of investments                           --            --      (234,178)      453,197
                               ------------  ------------  ------------  ------------
Net increase in net assets
resulting from
operations                          427,788       590,294       509,365       911,672
                               ------------  ------------  ------------  ------------
Distributions
to Shareholders
Net investment income
- Class A                          (427,372)     (589,336)     (399,811)     (348,773)
Net investment income
- Class B                              (416)         (958)      (58,706)      (44,055
Net realized gains
- Class A                                --            --      (245,444)      (46,381)
Net realized gains
- Class B                                --            --       (59,595)       (7,685)
                               ------------  ------------  ------------  ------------
Total distributions                (427,788)     (590,294)     (763,556)     (446,894)
                               ------------  ------------  ------------  ------------
Share Transactions (a)
Class A:
Proceeds from shares sold        26,958,997    26,859,558     3,237,144     1,899,322
Reinvestment of distributions       423,921       582,638       518,475       295,082
Cost of shares redeemed         (24,750,651)  (26,367,199)   (1,341,484)   (1,789,378)
                               ------------  ------------  ------------  ------------
                                  2,632,267     1,074,997     2,414,135       405,026
                               ------------  ------------  ------------  ------------
Class B:
Proceeds from shares sold            26,631       169,333     1,480,583       394,360
Reinvestment of distributions           303           914        97,241        42,094
Cost of shares redeemed            (137,160)      (31,310)     (340,726)     (148,127)
                               ------------  ------------  ------------  ------------
                                   (110,226)      138,937     1,237,098       288,327
                               ------------  ------------  ------------  ------------
Net increase (decrease)
from share transactions           2,522,041     1,213,934     3,651,233       693,353
                               ------------  ------------  ------------  ------------
Net increase (decrease)
in net assets                     2,522,041     1,213,934     3,397,042     1,158,131

Net Assets
Beginning of year                17,693,006    16,479,072    10,575,268     9,417,137
                               ------------  ------------  ------------  ------------
End of year+                    $20,215,047   $17,693,006   $13,972,310   $10,575,268
                               ============  ============  ============  ============

+ Includes undistributed
net investment income of        $        --   $        --   $     1,515   $     4,882
                               ============  ============  ============  ============

(a) Shares Issued
and Redeemed
Class A:
Sold                             26,958,997    26,859,558       521,720       320,103
Issued for distributions
reinvested                          423,921       582,638        84,659        49,643
Redeemed                        (24,750,651)  (26,367,199)     (214,561)     (304,147)
                               ------------  ------------  ------------  ------------
Net increase (decrease)
in Class A shares
outstanding                       2,632,267     1,074,997       391,818        65,599
                               ============  ============  ============  ============
Class B:
Sold                                 26,631       169,333       237,001        66,447
Issued for distributions
reinvested                              303           914        15,925         7,058
Redeemed                           (137,160)      (31,310)      (55,501)      (25,325)
                               ------------  ------------  ------------  ------------
Net increase (decrease)
in Class B shares
outstanding                        (110,226)      138,937       197,425        48,180
                               ============  ============  ============  ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS

-----------------------------  ------------------------------------------------------
                                         INSURED                     INSURED
                                        TAX EXEMPT                TAX EXEMPT II
                               --------------------------  --------------------------
Year Ended December 31                 2001          2000          2001          2000
-----------------------------  ------------------------------------------------------
Increase (Decrease) in
Net Assets From Operations
Net investment income          $ 41,631,284  $ 43,919,966    $  887,009    $  734,955
Net realized gain on
investments                       6,291,312     5,887,109       309,513       456,716
Net unrealized appreciation
(depreciation)
of investments                  (14,955,725)   55,634,616      (280,588)      763,343
                               ------------  ------------  ------------  ------------
Net increase in net assets
resulting from
operations                       32,966,871   105,441,691       915,934     1,955,014
                               ------------  ------------  ------------  ------------
Distributions
to Shareholders
Net investment income
- Class A                       (42,395,031)  (47,412,130)     (853,283)     (749,167)
Net investment income
- Class B                          (194,855)     (181,137)      (33,765)          (70)
Net realized gains
- Class A                        (6,220,189)           --      (293,210)     (455,327)
Net realized gains
- Class B                           (36,313)           --       (29,740)       (1,463)
                               ------------  ------------  ------------  ------------
Total distributions             (48,846,388)  (47,593,267)   (1,209,998)   (1,206,027)
                               ------------  ------------  ------------  ------------
Share Transactions (a)
Class A:
Proceeds from shares sold        17,448,328    13,219,566    16,285,111     1,029,725
Reinvestment of distributions    37,733,927    36,293,582       741,176       711,459
Cost of shares redeemed         (83,199,002) (120,265,077)   (2,903,151)   (2,366,906)
                               ------------  ------------  ------------  ------------
                                (28,016,747)  (70,751,929)   14,123,136      (625,722)
                               ------------  ------------  ------------  ------------
Class B:
Proceeds from shares sold         1,320,376       718,417     3,456,675        51,461
Reinvestment of distributions       179,672       138,893        54,909         1,533
Cost of shares redeemed            (513,980)   (1,040,875)     (488,436)           --
                               ------------  ------------  ------------  ------------
                                    986,068      (183,565)    3,023,148        52,994
                               ------------  ------------  ------------  ------------
Net increase (decrease)
from share transactions         (27,030,679)  (70,935,494)   17,146,284      (572,728)
                               ------------  ------------  ------------  ------------
Net increase (decrease)
in net assets                   (42,910,196)  (13,087,070)   16,852,220       176,259

Net Assets
Beginning of year               949,870,061   962,957,131    16,018,146    15,841,887
                               ------------  ------------  ------------  ------------
End of year+                   $906,959,865  $949,870,061   $32,870,366   $16,018,146
                               ============  ============  ============  ============

+ Includes undistributed
net investment income of       $    582,183  $  1,540,785   $     3,510   $     3,549
                               ============  ============  ============  ============

(a) Shares Issued
and Redeemed
Class A:
Sold                              1,677,213     1,335,485     1,115,276        72,660
Issued for distributions
reinvested                        3,643,289     3,667,741        51,233        50,353
Redeemed                         (7,988,154)  (12,210,540)     (199,796)     (170,281)
                               ------------  ------------  ------------  ------------
Net increase (decrease)
in Class A shares
outstanding                      (2,667,652)   (7,207,314)      966,713       (47,268)
                               ============  ============  ============  ============
Class B:
Sold                                127,400        73,650       236,706         3,506
Issued for distributions
reinvested                           17,372        14,042         3,796           107
Redeemed                            (49,010)     (106,580)      (33,362)           --
                               ------------  ------------  ------------  ------------
Net increase (decrease)
in Class B shares
outstanding                          95,762       (18,888)      207,140         3,613
                               ============  ============  ============  ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS

-----------------------------  ------------------------------------------------------
                                                              MULTI STATE INSURED
                                                                  TAX FREE FUND
                                         NEW YORK          --------------------------
                                     INSURED TAX FREE               ARIZONA
                               --------------------------  --------------------------
Year Ended December 31                 2001          2000          2001          2000
-----------------------------  ------------------------------------------------------
Increase (Decrease) in
Net Assets From Operations
Net investment income          $  7,477,048  $  7,619,724    $  789,117    $  661,891
Net realized gain (loss) on
investments                       1,303,301      (430,047)      129,305        54,191
Net unrealized appreciation
(depreciation)
of investments                   (3,362,030)   12,231,349      (171,056)      672,717
                               ------------  ------------  ------------  ------------
Net increase in net assets
resulting from
operations                        5,418,319    19,421,026       747,366     1,388,799
                               ------------  ------------  ------------  ------------
Distributions
to Shareholders
Net investment income
- Class A                        (7,336,008)   (8,061,982)     (740,365)     (683,962)
Net investment income
- Class B                          (207,700)     (176,639)      (45,383)      (24,143)
Net realized gains
- Class A                                --            --            --            --
Net realized gains
- Class B                                --            --            --            --
                               ------------  ------------  ------------  ------------
Total distributions              (7,543,708)   (8,238,621)     (785,748)     (708,105)
                               ------------  ------------  ------------  ------------
Share Transactions (a)
Class A:
Proceeds from shares sold        17,669,664     7,438,589     2,721,611     3,821,090
Reinvestment of distributions     5,278,369     5,731,991       367,610       364,819
Cost of shares redeemed         (16,831,232)  (20,817,474)   (1,188,785)   (1,800,785)
                               ------------  ------------  ------------  ------------
                                  6,116,801    (7,646,894)    1,900,436     2,385,124
                               ------------  ------------  ------------  ------------
Class B:
Proceeds from shares sold         3,029,956     1,531,079       688,393       283,650
Reinvestment of distributions       155,091       110,170        28,729        13,523
Cost of shares redeemed            (620,123)   (2,147,503)      (50,271)       (8,761)
                               ------------  ------------  ------------  ------------
                                  2,564,924      (506,254)      666,851       288,412
                               ------------  ------------  ------------  ------------
Net increase (decrease)
from share transactions           8,681,725    (8,153,148)    2,567,287     2,673,536
                               ------------  ------------  ------------  ------------
Net increase in net assets        6,556,336     3,029,257     2,528,905     3,354,230

Net Assets
Beginning of year               172,386,033   169,356,776    15,607,937    12,253,707
                               ------------  ------------  ------------  ------------
End of year+                   $178,942,369  $172,386,033   $18,136,842   $15,607,937
                               ============  ============  ============  ============

+ Includes undistributed
net investment income of       $     50,870  $    117,530   $     5,447   $     2,078
                               ============  ============  ============  ============

(a) Shares Issued
and Redeemed
Class A:
Sold                              1,201,616       532,654       201,549       295,213
Issued for distributions
reinvested                          358,954       410,668        27,209        28,199
Redeemed                         (1,143,165)   (1,505,062)      (88,057)     (140,308)
                               ------------  ------------  ------------  ------------
Net increase (decrease)
in Class A shares
outstanding                         417,405      (561,740)      140,701       183,104
                               ============  ============  ============  ============
Class B:
Sold                                206,358       109,757        51,243        21,294
Issued for distributions
reinvested                           10,547         7,890         2,124         1,045
Redeemed                            (42,063)     (155,520)       (3,661)         (676)
                               ------------  ------------  ------------  ------------
Net increase (decrease)
in Class B shares
outstanding                         174,842       (37,873)       49,706        21,663
                               ============  ============  ============  ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS

-----------------------------  ------------------------------------------------------
                                          MULTI STATE INSURED TAX FREE FUND
                               ------------------------------------------------------
                                        CALIFORNIA                   COLORADO
                               --------------------------  --------------------------
Year Ended December 31                 2001          2000          2001          2000
-----------------------------  ------------------------------------------------------
Increase (Decrease) in
Net Assets From Operations
Net investment income            $  767,665    $  712,912    $  301,418    $  240,675
Net realized gain (loss) on
investments                          25,901       199,069        27,653        18,469
Net unrealized appreciation
(depreciation)
of investments                     (209,330)      973,827       (31,152)      274,711
                               ------------  ------------  ------------  ------------
Net increase in net assets
resulting from
operations                          584,236     1,885,808       297,919       533,855
                               ------------  ------------  ------------  ------------
Distributions
to Shareholders
Net investment income
- Class A                          (767,564)     (722,748)     (286,177)     (228,604)
Net investment income
- Class B                           (34,896)      (24,798)      (14,956)      (12,731)
Net realized gains
- Class A                           (40,891)     (190,220)       (7,509)           --
Net realized gains
- Class B                            (2,455)       (8,981)         (432)           --
                               ------------  ------------  ------------  ------------
Total distributions                (845,806)     (946,747)     (309,074)     (241,335)
                               ------------  ------------  ------------  ------------
Share Transactions (a)
Class A:
Proceeds from shares sold         3,839,217     1,853,858     2,241,447     1,353,527
Reinvestment of distributions       466,627       530,322       168,601       127,860
Cost of shares redeemed          (1,376,622)   (1,905,229)     (267,858)     (686,363)
                               ------------  ------------  ------------  ------------
                                  2,929,222       478,951     2,142,190       795,024
                               ------------  ------------  ------------  ------------
Class B:
Proceeds from shares sold           355,672       179,106       243,626         2,000
Reinvestment of distributions        14,789        13,336        11,477         9,861
Cost of shares redeemed                (223)      (19,711)     (135,944)     (102,671)
                               ------------  ------------  ------------  ------------
                                    370,238       172,731       119,159       (90,810)
                               ------------  ------------  ------------  ------------
Net increase (decrease)
from share transactions           3,299,460       651,682     2,261,349       704,214
                               ------------  ------------  ------------  ------------
Net increase in net assets        3,037,890     1,590,743     2,250,194       996,734

Net Assets
Beginning of year                15,456,977    13,866,234     5,436,184     4,439,450
                               ------------  ------------  ------------  ------------
End of year+                    $18,494,867   $15,456,977    $7,686,378    $5,436,184
                               ============  ============  ============  ============

+ Includes undistributed
net investment income of        $        --   $    34,084    $    2,405    $    2,120
                               ============  ============  ============  ============

(a) Shares Issued
and Redeemed
Class A:
Sold                                317,362       160,626       169,483       108,075
Issued for distributions
reinvested                           38,779        45,309        12,804        10,235
Redeemed                           (113,897)     (163,753)      (20,368)      (55,046)
                               ------------  ------------  ------------  ------------
Net increase (decrease)
in Class A shares
outstanding                         242,244        42,182       161,919        63,264
                               ============  ============  ============  ============
Class B:
Sold                                 29,379        15,340        18,560           162
Issued for distributions
reinvested                            1,227         1,140           872           790
Redeemed                               (18)        (1,683)      (10,184)       (8,437)
                               ------------  ------------  ------------  ------------
Net increase (decrease)
in Class B shares
outstanding                          30,588        14,797         9,248        (7,485)
                               ============  ============  ============  ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS

-----------------------------  ------------------------------------------------------
                                          MULTI STATE INSURED TAX FREE FUND
                               ------------------------------------------------------
                                        CONNECTICUT                   FLORIDA
                               --------------------------  --------------------------
Year Ended December 31                 2001          2000          2001          2000
-----------------------------  ------------------------------------------------------
Increase (Decrease) in
Net Assets From Operations
Net investment income          $  1,122,759  $  1,063,963  $  1,258,805  $  1,197,918
Net realized gain on
investments                         212,290        40,198       332,077       269,338
Net unrealized appreciation
(depreciation)
of investments                     (354,466)    1,139,495      (426,184)    1,310,150
                               ------------  ------------  ------------  ------------
Net increase in net assets
resulting from
operations                          980,583     2,243,656     1,164,698     2,777,406
                               ------------  ------------  ------------  ------------
Distributions
to Shareholders
Net investment income
- Class A                          (957,184)     (974,503)   (1,224,986)   (1,259,629)
Net investment income
- Class B                          (142,939)     (143,944)      (46,946)      (36,641)
Net realized gains
- Class A                                --            --      (317,242)     (211,565)
Net realized gains
- Class B                                --            --       (14,856)       (7,572)
                               ------------  ------------  ------------  ------------
Total distributions              (1,100,123)   (1,118,447)   (1,604,030)   (1,515,407)
                               ------------  ------------  ------------  ------------
Share Transactions (a)
Class A:
Proceeds from shares sold         3,778,779     2,801,504     5,912,984     2,925,739
Reinvestment of distributions       688,650       693,971       898,428       824,487
Cost of shares redeemed          (1,766,575)   (2,407,661)   (3,229,647)   (2,875,373)
                               ------------  ------------  ------------  ------------
                                  2,700,854     1,087,814     3,581,765       874,853
                               ------------  ------------  ------------  ------------
Class B:
Proceeds from shares sold         1,014,443       257,906       604,481       109,874
Reinvestment of distributions        97,312        98,894        37,675        25,762
Cost of shares redeemed            (943,469)     (186,494)     (184,766)      (44,227)
                               ------------  ------------  ------------  ------------
                                    168,286       170,306       457,390        91,409
                               ------------  ------------  ------------  ------------
Net increase from share
transactions                      2,869,140     1,258,120     4,039,155       966,262
                               ------------  ------------  ------------  ------------
Net increase in net assets        2,749,600     2,383,329     3,599,823     2,228,261

Net Assets
Beginning of year                23,491,189    21,107,860    26,746,195    24,517,934
                               ------------  ------------  ------------  ------------
End of year+                    $26,240,789   $23,491,189   $30,346,018   $26,746,195
                               ============  ============  ============  ============

+ Includes undistributed
net investment income of        $    32,688   $    10,052   $        --   $    12,945
                               ============  ============  ============  ============

(a) Shares Issued
and Redeemed
Class A:
Sold                                285,887       223,169       437,580       225,748
Issued for distributions
reinvested                           52,098        54,721        67,002        63,282
Redeemed                           (133,675)     (189,318)     (237,512)     (222,912)
                               ------------  ------------  ------------  ------------
Net increase in
Class A shares
outstanding                         204,310        88,572       267,070        66,118
                               ============  ============  ============  ============
Class B:
Sold                                 76,636        20,386        44,712         8,512
Issued for distributions
reinvested                            7,363         7,799         2,811         1,980
Redeemed                            (71,525)      (14,807)      (13,678)       (3,429)
                               ------------  ------------  ------------  ------------
Net increase in
Class B shares
outstanding                          12,474        13,378        33,845         7,063
                               ============  ============  ============  ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS

-----------------------------  ------------------------------------------------------
                                          MULTI STATE INSURED TAX FREE FUND
                               ------------------------------------------------------
                                         GEORGIA                     MARYLAND
                               --------------------------  --------------------------
Year Ended December 31                 2001          2000          2001          2000
-----------------------------  ------------------------------------------------------
Increase (Decrease) in
Net Assets From Operations
Net investment income            $  342,676    $  311,267    $  872,082    $  782,859
Net realized gain on
investments                          20,655         9,505        13,261        20,559
Net unrealized appreciation
(depreciation)
of investments                      (54,540)      485,154      (188,782)    1,083,405
                               ------------  ------------  ------------  ------------
Net increase in net assets
resulting from
operations                          308,791       805,926       696,561     1,886,823
                               ------------  ------------  ------------  ------------
Distributions
to Shareholders
Net investment income
- Class A                          (321,810)     (293,730)     (729,265)     (664,220)
Net investment income
- Class B                           (22,444)      (16,763)     (144,713)     (123,174)
Net realized gains
- Class A                                --            --            --            --
Net realized gains
- Class B                                --            --            --            --
                               ------------  ------------  ------------  ------------
Total distributions                (344,254)     (310,493)     (873,978)     (787,394)
                               ------------  ------------  ------------  ------------
Share Transactions (a)
Class A:
Proceeds from shares sold         1,253,129       544,115     4,375,971     3,513,953
Reinvestment of distributions       214,972       193,450       485,130       359,517
Cost of shares redeemed            (284,845)     (450,052)   (1,543,794)   (2,768,535)
                               ------------  ------------  ------------  ------------
                                  1,183,256       287,513     3,317,307     1,104,935
                               ------------  ------------  ------------  ------------
Class B:
Proceeds from shares sold           185,791       248,998     1,499,608       792,377
Reinvestment of distributions        22,023        16,752        95,301        71,438
Cost of shares redeemed             (41,051)      (28,089)     (411,061)     (456,944)
                               ------------  ------------  ------------  ------------
                                    166,763       237,661     1,183,848       406,871
                               ------------  ------------  ------------  ------------
Net increase from share
transactions                      1,350,019       525,174     4,501,155     1,511,806
                               ------------  ------------  ------------  ------------
Net increase in net assets        1,314,556     1,020,607     4,323,738     2,611,235

Net Assets
Beginning of year                 6,844,167     5,823,560    17,908,228    15,296,993
                               ------------  ------------  ------------  ------------
End of year+                     $8,158,723    $6,844,167   $22,231,966   $17,908,228
                               ============  ============  ============  ============

+ Includes undistributed
net investment income of         $      328    $    1,906   $     4,486   $     6,382
                               ============  ============  ============  ============

(a) Shares Issued
and Redeemed
Class A:
Sold                                 93,719        43,265       321,709       270,833
Issued for distributions
reinvested                           16,096        15,332        35,697        27,744
Redeemed                            (21,338)      (35,633)     (114,013)     (212,461)
                               ------------  ------------  ------------  ------------
Net increase in
Class A shares
outstanding                          88,477        22,964       243,393        86,116
                               ============  ============  ============  ============
Class B:
Sold                                 13,961        19,514       110,427        61,213
Issued for distributions
reinvested                            1,651         1,326         7,013         5,519
Redeemed                             (3,079)       (2,262)      (30,514)      (34,939)
                               ------------  ------------  ------------  ------------
Net increase in
Class B shares
outstanding                          12,533        18,578        86,926        31,793
                               ============  ============  ============  ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS

-----------------------------  ------------------------------------------------------
                                          MULTI STATE INSURED TAX FREE FUND
                               ------------------------------------------------------
                                       MASSACHUSETTS                 MICHIGAN
                               --------------------------  --------------------------
Year Ended December 31                 2001          2000          2001          2000
-----------------------------  ------------------------------------------------------
Increase (Decrease) in
Net Assets From Operations
Net investment income          $  1,159,532  $  1,112,640  $  1,758,441  $  1,805,577
Net realized gain (loss) on
investments                         140,403       (17,230)       19,707       369,159
Net unrealized appreciation
(depreciation)
of investments                     (300,295)    1,476,345      (325,083)    1,645,230
                               ------------  ------------  ------------  ------------
Net increase in net assets
resulting from
operations                          999,640     2,571,755     1,453,065     3,819,966
                               ------------  ------------  ------------  ------------
Distributions
to Shareholders
Net investment income
- Class A                        (1,078,978)   (1,133,880)   (1,753,062)   (1,751,726)
Net investment income
- Class B                           (85,836)      (57,648)      (49,056)      (39,242)
Net realized gains
- Class A                           (58,102)           --       (19,265)     (337,055)
Net realized gains
- Class B                            (6,542)           --          (721)      (10,101)
                               ------------  ------------  ------------  ------------
Total distributions              (1,229,458)   (1,191,528)   (1,822,104)   (2,138,124)
                               ------------  ------------  ------------  ------------
Share Transactions (a)
Class A:
Proceeds from shares sold         3,251,123     1,851,208     4,711,908     2,118,266
Reinvestment of distributions       885,481       874,869     1,094,151     1,344,160
Cost of shares redeemed          (1,985,787)   (1,858,095)   (3,021,370)   (5,239,310)
                               ------------  ------------  ------------  ------------
                                  2,150,817       867,982     2,784,689    (1,776,884)
                               ------------  ------------  ------------  ------------
Class B:
Proceeds from shares sold         1,256,523       291,176       391,117       165,300
Reinvestment of distributions        70,780        42,124        34,079        34,199
Cost of shares redeemed             (54,706)      (61,836)      (51,543)      (49,873)
                               ------------  ------------  ------------  ------------
                                  1,272,597       271,464       373,653       149,626
                               ------------  ------------  ------------  ------------
Net increase (decrease)
from share transactions           3,423,414     1,139,446     3,158,342    (1,627,258)
                               ------------  ------------  ------------  ------------
Net increase in net assets        3,193,596     2,519,673     2,789,303        54,584

Net Assets
Beginning of year                24,203,275    21,683,602    37,455,575    37,400,991
                               ------------  ------------  ------------  ------------
End of year+                    $27,396,871   $24,203,275   $40,244,878   $37,455,575
                               ============  ============  ============  ============

+ Includes undistributed
net investment income of        $     3,793   $     9,075   $     1,298   $    44,975
                               ============  ============  ============  ============

(a) Shares Issued
and Redeemed
Class A:
Sold                                271,797       164,257       368,102       170,743
Issued for distributions
reinvested                           74,138        77,052        85,381       107,978
Redeemed                           (166,597)     (163,885)     (235,619)     (424,004)
                               ------------  ------------  ------------  ------------
Net increase (decrease)
in Class A shares
outstanding                         179,338        77,424       217,864      (145,283)
                               ============  ============  ============  ============
Class B:
Sold                                105,066        25,588        30,617        13,241
Issued for distributions
reinvested                            5,927         3,707         2,661         2,746
Redeemed                             (4,551)       (5,583)       (4,008)       (4,021)
                               ------------  ------------  ------------  ------------
Net increase in
Class B shares
outstanding                         106,442        23,712        29,270        11,966
                               ============  ============  ============  ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS

-----------------------------  -------------------------------------------------------
                                          MULTI STATE INSURED TAX FREE FUND
                               -------------------------------------------------------
                                         MINNESOTA                    MISSOURI
                                --------------------------  --------------------------
Year Ended December 31                  2001          2000          2001          2000
-----------------------------  -------------------------------------------------------
Increase (Decrease) in
Net Assets From Operations
Net investment income             $  466,924    $  437,131    $  210,238    $  152,290
Net realized gain (loss) on
investments                           22,921          (536)       (5,596)       14,498
Net unrealized appreciation
(depreciation)
of investments                       (71,964)      449,951       (37,755)      197,062
                                ------------  ------------  ------------  ------------
Net increase in net assets
resulting from
operations                           417,881       886,546       166,887       363,850
                                ------------  ------------  ------------  ------------
Distributions
to Shareholders
Net investment income
- Class A                           (462,745)     (440,995)     (187,902)     (147,414)
Net investment income
- Class B                             (7,400)       (3,695)      (21,011)      (10,157)
Net realized gains
- Class A                                 --            --            --            --
Net realized gains
- Class B                                 --            --            --            --
                                ------------  ------------  ------------  ------------
Total distributions                 (470,145)     (444,690)     (208,913)     (157,571)
                                ------------  ------------  ------------  ------------
Share Transactions (a)
Class A:
Proceeds from shares sold          2,019,702       478,787     1,640,580       817,292
Reinvestment of distributions        337,558       314,099        84,283        66,356
Cost of shares redeemed             (590,164)     (987,447)     (450,148)     (202,855)
                                ------------  ------------  ------------  ------------
                                   1,767,096      (194,561)    1,274,715       680,793
                                ------------  ------------  ------------  ------------
Class B:
Proceeds from shares sold            132,885        14,980       463,250        33,623
Reinvestment of distributions          5,736         3,682        13,276         3,658
Cost of shares redeemed                 (588)       (9,889)           --       (11,048)
                                ------------  ------------  ------------  ------------
                                     138,033         8,773       476,526        26,233
                                ------------  ------------  ------------  ------------
Net increase (decrease)
from share transactions            1,905,129      (185,788)    1,751,241       707,026
                                ------------  ------------  ------------  ------------
Net increase in net assets         1,852,865       256,068     1,709,215       913,305

Net Assets
Beginning of year                  8,701,508     8,445,440     3,594,775     2,681,470
                                ------------  ------------  ------------  ------------
End of year+                     $10,554,373    $8,701,508    $5,303,990    $3,594,775
                                ============  ============  ============  ============

+ Includes undistributed
net investment income of         $     3,600    $    6,821    $    2,259    $      934
                                ============  ============  ============  ============

(a) Shares Issued
and Redeemed
Class A:
Sold                                 173,696        42,730       126,432        66,498
Issued for distributions
reinvested                            28,998        28,092         6,500         5,363
Redeemed                             (50,861)      (88,710)      (34,507)      (16,682)
                                ------------  ------------  ------------  ------------
Net increase (decrease)
in Class A shares
outstanding                          151,833       (17,888)       98,425        55,179
                                ============  ============  ============  ============
Class B:
Sold                                  11,555         1,325        35,632         2,723
Issued for distributions
reinvested                               493           329         1,024           296
Redeemed                                (51)          (888)           --          (885)
                                ------------  ------------  ------------  ------------
Net increase in
Class B shares
outstanding                           11,997           766        36,656         2,134
                                ============  ============  ============  ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS
-----------------------------  ----------------------------------------------------------
                                          MULTI STATE INSURED TAX FREE FUND
                               ----------------------------------------------------------
                                         NEW JERSEY                  NORTH CAROLINA
                               ----------------------------  ----------------------------
Year Ended December 31                 2001            2000          2001            2000
-----------------------------  ----------------------------------------------------------
Increase (Decrease) in
Net Assets From Operations
Net investment income          $  2,718,783    $  2,627,868    $  598,550      $  506,052
Net realized gain (loss) on
investments                         232,790         287,163        55,870         (25,306)
Net unrealized appreciation
(depreciation)
of investments                     (629,608)      2,562,567      (155,795)        787,110
                               ------------    ------------  ------------    ------------
Net increase in net assets
resulting from
operations                        2,321,965       5,477,598       498,625       1,267,856
                               ------------    ------------  ------------    ------------
Distributions
to Shareholders
Net investment income
- Class A                        (2,642,496)     (2,586,988)     (532,073)       (468,766)
Net investment income
- Class B                          (164,706)       (139,682)      (63,668)        (43,833)
Net realized gains
- Class A                          (170,802)             --            --              --
Net realized gains
- Class B                           (13,369)             --            --              --
                               ------------    ------------  ------------    ------------
Total distributions              (2,991,373)     (2,726,670)     (595,741)       (512,599)
                               ------------    ------------  ------------    ------------
Share Transactions (a)
Class A:
Proceeds from shares sold        11,973,851       6,325,608     3,443,094       1,748,842
Reinvestment of distributions     1,860,836       1,691,370       375,147         299,529
Cost of shares redeemed          (6,942,609)     (9,400,943)   (1,140,575)       (975,798)
                               ------------    ------------  ------------    ------------
                                  6,892,078      (1,383,965)    2,677,666       1,072,573
                               ------------    ------------  ------------    ------------
Class B:
Proceeds from shares sold         1,806,872       1,667,960       248,608         893,262
Reinvestment of distributions       141,387         108,796        39,147          26,946
Cost of shares redeemed            (993,435)     (1,478,507)       (1,010)        (33,547)
                               ------------    ------------  ------------    ------------
                                    954,824         298,249       286,745         886,661
                               ------------    ------------  ------------    ------------
Net increase (decrease)
from share transactions           7,846,902      (1,085,716)    2,964,411       1,959,234
                               ------------    ------------  ------------    ------------
Net increase in net assets        7,177,494       1,665,212     2,867,295       2,714,491

Net Assets
Beginning of year                57,849,703      56,184,491    12,288,555       9,574,064
                               ------------    ------------  ------------    ------------
End of year+                    $65,027,197     $57,849,703   $15,155,850     $12,288,555
                               ============    ============  ============    ============

+ Includes undistributed
net investment income of        $    79,053     $   167,472   $     5,374     $     2,565
                               ============    ============  ============    ============

(a) Shares Issued
and Redeemed
Class A:
Sold                                907,709         501,039       267,712         140,659
Issued for distributions
reinvested                          141,323         133,923        28,998          24,306
Redeemed                           (527,061)       (748,036)      (88,393)        (78,742)
                               ------------    ------------  ------------    ------------
Net increase (decrease)
in Class A shares
outstanding                         521,971        (113,074)      208,317          86,223
                               ============    ============  ============    ============
Class B:
Sold                                137,745         131,281        19,198          72,671
Issued for distributions
reinvested                           10,763           8,623         3,025           2,182
Redeemed                            (75,551)       (117,439)         (76)          (2,771)
                               ------------    ------------  ------------    ------------
Net increase in
Class B shares
outstanding                          72,957          22,465        22,147          72,082
                               ============    ============  ============    ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS

-----------------------------  -----------------------------------------------------------
                                          MULTI STATE INSURED TAX FREE FUND
                               -----------------------------------------------------------
                                            OHIO                         OREGON
                               -----------------------------  ----------------------------
Year Ended December 31                  2001            2000          2001            2000
-----------------------------  -----------------------------------------------------------
Increase (Decrease) in
Net Assets From Operations
Net investment income             $  934,747      $  930,486    $  799,850      $  701,605
Net realized gain (loss) on
investments                          181,908         246,099        43,652          41,590
Net unrealized appreciation
(depreciation)
of investments                      (325,289)        878,168      (168,922)        806,377
                                ------------    ------------  ------------    ------------
Net increase in net assets
resulting from
operations                           791,366       2,054,753       674,580       1,549,572
                                ------------    ------------  ------------    ------------
Distributions
to Shareholders
Net investment income
- Class A                           (902,780)       (967,028)     (734,872)       (668,048)
Net investment income
- Class B                            (44,984)        (31,950)      (54,024)        (43,481)
Net realized gains
- Class A                           (169,817)       (135,391)           --              --
Net realized gains
- Class B                            (12,253)         (6,809)           --              --
                                ------------    ------------  ------------    ------------
Total distributions               (1,129,834)     (1,141,178)     (788,896)       (711,529)
                                ------------    ------------  ------------    ------------
Share Transactions (a)
Class A:
Proceeds from shares sold          1,977,886       1,935,373     3,379,807       3,331,938
Reinvestment of distributions        797,667         809,083       599,323         539,999
Cost of shares redeemed           (1,796,117)     (2,866,179)   (1,677,918)     (1,894,637)
                                ------------    ------------  ------------    ------------
                                     979,436        (121,723)    2,301,212       1,977,300
                                ------------    ------------  ------------    ------------
Class B:
Proceeds from shares sold            547,935         486,490       490,654         258,518
Reinvestment of distributions         46,658          27,836        53,244          40,891
Cost of shares redeemed              (94,933)       (220,586)     (176,592)       (229,135)
                                ------------    ------------  ------------    ------------
                                     499,660         293,740       367,306          70,274
                                ------------    ------------  ------------    ------------
Net increase (decrease)
from share transactions            1,479,096         172,017     2,668,518       2,047,574
                                ------------    ------------  ------------    ------------
Net increase in net assets         1,140,628       1,085,592     2,554,202       2,885,617

Net Assets
Beginning of year                 20,299,390      19,213,798    16,371,043      13,485,426
                                ------------    ------------  ------------    ------------
End of year+                     $21,440,018     $20,299,390   $18,925,245     $16,371,043
                                ============    ============  ============    ============

+ Includes undistributed
net investment income of         $       199     $    13,216   $    10,954     $        --
                                ============    ============  ============    ============

(a) Shares Issued
and Redeemed
Class A:
Sold                                 157,814         159,160       265,177         274,717
Issued for distributions
reinvested                            63,854          66,696        47,107          44,359
Redeemed                            (144,230)       (238,605)     (131,881)       (156,753)
                                ------------    ------------  ------------    ------------
Net increase (decrease)
in Class A shares
outstanding                           77,438         (12,749)      180,403         162,323
                                ============    ============  ============    ============
Class B:
Sold                                  43,381          40,319        38,734          21,111
Issued for distributions
reinvested                             3,736           2,285         4,188           3,363
Redeemed                              (7,611)        (18,494)      (13,910)        (19,152)
                                ------------    ------------  ------------    ------------
Net increase in
Class B shares
outstanding                           39,506          24,110        29,012           5,322
                                ============    ============  ============    ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS

-----------------------------  ----------------------------------------------------------
                                            MULTI STATE INSURED TAX FREE FUND
                               ----------------------------------------------------------
                                        PENNSYLVANIA                    VIRGINIA
                               ----------------------------  ----------------------------
Year Ended December 31                 2001            2000          2001            2000
-----------------------------  ----------------------------------------------------------
Increase (Decrease) in
Net Assets From Operations
Net investment income          $  1,777,096    $  1,820,051  $  1,325,725    $  1,101,184
Net realized gain on
investments                         184,444         339,014       140,208         117,459
Net unrealized appreciation
(depreciation)
of investments                     (260,501)      1,877,300      (323,398)      1,202,040
                               ------------    ------------  ------------    ------------
Net increase in net assets
Resulting from
operations                        1,701,039       4,036,365     1,142,535       2,420,683
                               ------------    ------------  ------------    ------------
Distributions
to Shareholders
Net investment income
- Class A                        (1,747,328)     (1,802,988)   (1,317,820)     (1,073,395)
Net investment income
- Class B                           (71,626)        (68,014)      (45,263)        (40,696)
Net realized gains
- Class A                          (226,379)       (323,477)     (156,127)        (83,998)
Net realized gains
- Class B                           (14,634)        (10,785)       (7,022)         (3,674)
                               ------------    ------------  ------------    ------------
Total distributions              (2,059,967)     (2,205,264)   (1,526,232)     (1,201,763)
                               ------------    ------------  ------------    ------------
Share Transactions (a)
Class A:
Proceeds from shares sold         5,933,413       2,039,478    10,557,194       4,522,995
Reinvestment of distributions     1,159,689       1,224,362       715,429         657,740
Cost of shares redeemed          (4,128,042)     (4,745,270)   (1,932,734)     (3,749,229)
                               ------------    ------------  ------------    ------------
                                  2,965,060      (1,481,430)    9,339,889       1,431,506
                               ------------    ------------  ------------    ------------
Class B:
Proceeds from shares sold         1,495,637         153,880       672,638         243,066
Reinvestment of distributions        65,090          45,519        46,597          38,517
Cost of shares redeemed            (202,156)       (975,292)     (135,836)       (494,104)
                               ------------    ------------  ------------    ------------
                                  1,358,571        (775,893)      583,399        (212,521)
                               ------------    ------------  ------------    ------------
Net increase (decrease)
from share transactions           4,323,631      (2,257,323)    9,923,288       1,218,985
                               ------------    ------------  ------------    ------------
Net increase (decrease)
in net assets                     3,964,703        (426,222)    9,539,591       2,437,905

Net Assets
Beginning of year                38,246,955      38,673,177    24,504,970      22,067,065
                               ------------    ------------  ------------    ------------
End of year+                    $42,211,658     $38,246,955   $34,044,561     $24,504,970
                               ============    ============  ============    ============

+ Includes undistributed
net investment income of        $       764     $    42,622   $        --     $    36,338
                               ============    ============  ============    ============

(a) Shares Issued
and Redeemed
Class A:
Sold                                454,021         162,762       809,551         357,531
Issued for distributions
reinvested                           88,719          96,899        54,880          52,145
Redeemed                           (316,371)       (379,844)     (147,337)       (300,782)
                               ------------    ------------  ------------    ------------
Net increase (decrease)
in Class A shares
outstanding                         226,369        (120,183)      717,094         108,894
                               ============    ============  ============    ============
Class B:
Sold                                114,326          12,238        51,583          19,361
Issued for distributions
reinvested                            4,990           3,599         3,577           3,056
Redeemed                            (15,385)        (77,323)      (10,337)        (39,295)
                               ------------    ------------  ------------    ------------
Net increase (decrease)
in Class B shares
outstanding                         103,931         (61,486)       44,823         (16,878)
                               ============    ============  ============    ============

See notes to financial statements




Notes to Financial Statements
December 31, 2001

1. Significant Accounting Policies--First Investors Tax-Exempt Money Market Fund, Inc. ("Tax-Exempt Money Market"), First Investors Insured Intermediate Tax Exempt Fund ("Insured Intermediate"), a series of First Investors Series Fund ("Series Fund"), First Investors Insured Tax Exempt Fund, Inc. ("Insured Tax Exempt"), First Investors Insured Tax Exempt Fund II ("Insured Tax Exempt II"), a series of Executive Investors Trust, First Investors New York Insured Tax Free Fund, Inc. ("New York Insured") and the Arizona, California, Colorado, Connecticut, Florida, Georgia, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New Jersey, North Carolina, Ohio, Oregon, Pennsylvania and Virginia Funds, each a series of First Investors Multi-State Insured Tax Free Fund ("Multi-State Insured"), (collectively, "the Funds"), are registered under the Investment Company Act of 1940 (the "1940 Act") as diversified, open-end management investment companies. Each Fund accounts separately for its assets, liabilities and operations. Series Fund offers four additional series which are not included in this report. The investment objective of each Fund is as follows:

Tax-Exempt Money Market seeks to earn a high rate of current income that is exempt from federal income tax, including the Alternative
Minimum Tax ("AMT"), consistent with the preservation of capital and maintenance of liquidity.

Insured Intermediate seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the AMT.

Insured Tax Exempt seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the AMT.

Insured Tax Exempt II seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the AMT.

New York Insured and Multi-State Insured seek a high level of interest income that is exempt from both federal and state income tax for individual residents of a particular state and is not a tax preference item for purposes of the AMT.

A. Security Valuation--The Tax-Exempt Money Market Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.



The municipal securities in which the other Funds invest are traded primarily in the over-the-counter markets. Such securities are valued daily based upon prices provided by a pricing service approved by the applicable Fund's Boards of Directors/Trustees. The pricing service considers security type, rating, market condition and yield data, as well as market quotations and prices provided by market makers. If prices are not available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Fund's Boards of Directors/Trustees. "When-issued securities" are reflected in the assets of the Funds as of the date the securities are purchased.

Under normal circumstances, each of the Funds, other than the Tax-Exempt Money Market Fund, invests at least 80% of its assets in municipal bonds and municipal securities that are insured as to payment of principal and interest under insurance policies written by independent insurance companies. The Funds may retain any insured municipal bond which is in default in the payment of principal or interest until the default has been cured, or the principal and interest outstanding are paid by an insurer or the issuer of any letter of credit or other guarantee supporting such municipal bond. In such case, it is the Funds' policy to value the defaulted bond daily based upon the value of a comparable bond which is not in default. In selecting a comparable bond, the Funds will consider security type, rating, market condition and yield.

The secondary market for inverse floating rate securities may be limited. The market value of such securities generally is more volatile than that of a fixed rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

B. Federal Income Taxes--It is the policy of the Funds to continue to qualify as regulated investment companies, which can distribute tax exempt dividends, by complying with the provisions available to regulated investment companies, as defined in the Internal Revenue Code. The Funds make distributions of income and net realized capital gains (in excess of any available capital loss carryovers) sufficient to relieve them from all, or substantially all, federal income taxes.



Notes to Financial Statements (continued)
December 31, 2001

At December 31, 2001, capital loss carryovers were as follows:

                                  Year Capital Loss Carryovers Expire
                           ------------------------------------------------
Fund               Total     2002     2003     2004       2007         2008
----            --------   ------   ------   ------     ------       ------
New York        $391,858     $ --     $ --     $ --       $ --     $391,858
Arizona           30,946       --       --       --     30,946           --
Connecticut        2,602       --       --       --      2,602           --
Georgia           16,985       --       --       --     16,985           --
Maryland          76,037       --       --       --     46,498       29,539
Minnesota         54,130       --   37,635       --     15,876          619
Missouri          66,520   25,886    9,705       --     30,929           --
North Carolina   111,396       --       --   19,747     65,146       26,503
Oregon           139,902   27,073       --   55,047     57,782           --

C. Distributions to Shareholders--The Tax-Exempt Money Market Fund declares distributions daily and pays distributions monthly. Distributions are declared from the total of net investment income plus or minus all realized short-term gains and losses on investments. Dividends from net investment income of the other Funds are declared daily and paid monthly, and distributions from net realized capital gains, if any, are generally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales and post-October losses.

D. Expense Allocation--Direct expenses attributable to a Fund are charged to and paid from the assets of that Fund. General expenses of Multi-State Insured and Series Fund are allocated among and charged to the assets of each Fund in the series on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

E. Security Transactions and Investment Income--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the amortized cost basis for the Tax-Exempt Money Market Fund and on the identified cost basis for the other Funds for both financial statement and federal income tax purposes. Interest income is earned from settlement date and recorded on the accrual basis. Premiums and discounts on securities are amortized using the interest method. Estimated expenses are accrued daily. For the year ended December 31, 2001, The Bank of New York, custodian for the Funds, has provided credits in the amount of $61,056 against custodian charges based on the uninvested cash balances of the Funds.



F. Use of Estimates--The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2. Capital--At December 31, 2001, paid-in capital of the Tax-Exempt Money Market Fund amounted to $20,215,047. The Fund offers two classes of shares, Class A and B. Both classes are sold without an initial sales charge. However, Class B shares, which may only be acquired through an exchange of Class B shares from another First Investors eligible fund or through the reinvestment of dividends on Class B shares, are generally subject to a contingent deferred sales charge at the rate of 4% in the first year and declining to 0% over a six-year period, which is payable to First Investors Corporation as underwriter of the Fund.

Each of the other Funds sells two classes of shares, Class A and Class B. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years.
Class A and Class B shares are subject to distribution plans and have different distribution fees as described in Note 5. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees) are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of both classes. Of the 1,000,000,000 shares originally authorized, Tax-Exempt Money Market Fund has designated 500,000,000 shares as Class A and 500,000,000 shares as Class B. Of the 500,000,000 shares originally authorized, Insured Tax Exempt has designated
300,000,000 shares as Class A and 200,000,000 shares as Class B. Of the 1,000,000,000 shares originally authorized, New York Insured has designated 500,000,000 shares as Class A and 500,000,000 shares as Class B. Executive Investors Trust, Multi-State Insured and Series Fund have established an unlimited number of shares of beneficial interest for both Class A and Class B shares.



Notes to Financial Statements (continued)
December 31, 2001

3. Concentration of Credit Risk--The Funds invest in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic developments in a State, industry or region.

4. Security Transactions--For the year ended December 31, 2001, purchases and sales of municipal securities, other than short-term municipal notes, were as follows:

                               Cost of          Proceeds
Fund                         Purchases          of Sales
----                       -----------      ------------
Insured Intermediate       $19,413,639       $15,865,582
Insured Tax Exempt         298,037,356       339,559,475
Insured Tax Exempt II       58,197,784        41,373,982
New York Insured            94,323,126        83,012,393
Arizona                      8,741,833         6,260,745
California                   9,132,146         6,024,396
Colorado                     5,979,046         3,820,689
Connecticut                 11,185,588         8,271,881
Florida                     24,630,377        20,792,551
Georgia                      4,453,752         2,723,525
Maryland                    10,393,788         6,417,580
Massachusetts               14,923,214        11,510,184
Michigan                    11,120,769         8,311,352
Minnesota                    4,735,416         2,619,144
Missouri                     2,999,567         1,309,417
New Jersey                  31,244,593        22,572,054
North Carolina              10,078,685         6,810,841
Ohio                         9,891,357         8,259,570
Oregon                       9,164,342         6,481,516
Pennsylvania                18,340,571        14,055,650
Virginia                    19,169,237        10,527,114



At December 31, 2001, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

                                                   Gross             Gross               Net
                             Aggregate        Unrealized        Unrealized        Unrealized
Fund                              Cost      Appreciation      Depreciation      Appreciation
----                       -----------      ------------      ------------      ------------
Insured Intermediate       $13,499,765          $375,584           $33,524          $342,060
Insured Tax Exempt         813,232,053        80,456,611           551,791        79,904,820
Insured Tax Exempt II       32,107,948         1,326,170           216,631         1,109,539
New York Insured           174,268,698        11,897,681           439,773        11,457,908
Arizona                     16,777,457           947,996            34,447           913,549
California                  17,345,801         1,497,034             9,378         1,487,656
Colorado                     7,343,199           362,928            19,839           343,089
Connecticut                 24,965,565         1,486,835            41,408         1,445,427
Florida                     28,218,649         1,789,053            90,769         1,698,284
Georgia                      8,554,752           486,204            13,075           473,129
Maryland                    20,721,987         1,080,917            43,634         1,037,283
Massachusetts               25,505,540         1,450,142            26,798         1,423,344
Michigan                    36,699,628         2,933,579            29,600         2,903,979
Minnesota                   10,322,783           455,017            13,114           441,903
Missouri                     5,235,323           217,368            10,149           207,219
New Jersey                  63,437,032         4,258,782           223,852         4,034,930
North Carolina              14,915,400           675,354            28,848           646,506
Ohio                        20,153,889         1,293,770            34,709         1,259,061
Oregon                      17,787,355           907,755            16,995           890,760
Pennsylvania                42,085,590         2,641,771            48,998         2,592,773
Virginia                    31,885,020         1,582,948           114,599         1,468,349

5. Advisory Fee and Other Transactions With Affiliates--Certain officers and directors/trustees of the Funds are officers and directors of the Funds' investment adviser, First Investors Management Company, Inc. ("FIMCO"), their underwriter, First Investors Corporation ("FIC") and/or their transfer agent, Administrative Data Management Corp. ("ADM"). Directors/trustees of the Funds who are not "interested persons" of the Funds as defined in the 1940 Act are remunerated by the Funds. For the year ended December 31, 2001, total directors/trustees fees accrued by the Funds amounted to $40,275.

The Investment Advisory Agreements provide as compensation to FIMCO for each Fund other than the Tax-Exempt Money Market Fund, Insured Intermediate and Insured Tax Exempt II, an annual fee, payable monthly, at the rate of .75% on the first $250 million of the average daily net assets of each Fund, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million. The annual fee for the Tax-Exempt Money Market Fund and Insured Intermediate is payable monthly, at the rate of .50% and .60%, respectively, of the Fund's average daily net assets. The annual fee for the Insured Tax Exempt II is payable monthly, at the rate of 1% on the first $200 million of the average daily net assets of the Fund, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to
 .66% on average daily net assets over $1 billion.



Notes to Financial Statements (continued)
December 31, 2001

For the year ended December 31, 2001, advisory fees accrued to FIMCO by the Funds were $11,303,566 of which $2,131,851 was waived. In addition, other expenses in the amount of $212,258 were assumed by FIMCO.

For the year ended December 31, 2001, FIC, as underwriter, received $2,941,272 in commissions from the sale of shares of the Funds after allowing $1,128,201 to other dealers. Shareholder servicing costs included $904,651 in transfer agent fees accrued to ADM. For the year ended December 31, 2001, FIC received contingent deferred sales charges from the redemption of Class B shares of the Tax-Exempt Money Market Fund in the amount of $15.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, each Fund, other than the Tax-Exempt Money Market Fund, is authorized to pay FIC a fee up to .30% of the average daily net assets of the Class A shares on an annual basis, payable monthly. Each Fund, including the Tax-Exempt Money Market Fund, is authorized to pay FIC a fee up to 1% of the average daily net assets of the Class B shares on an annual basis, payable monthly. For the year ended December 31, 2001, total distribution plan fees accrued to FIC by the Funds amounted to $4,422,113. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund.

6. Rule 144A Securities--Under rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At December 31, 2001, Insured Tax Exempt held sixteen 144A securities with an aggregate value of $51,622,118 representing approximately 5.69% of the Fund's net assets, Insured Tax Exempt II held one 144A security with a value of $1,560,000 representing 4.75% of the Fund's net assets and New York Insured Tax Free Fund held one 144A security with a value of $4,680,000 representing 2.62% of the Fund's net assets. These securities are valued as set forth in Note 1A.



7. Tax Components of Capital and Distributions to Shareholders--The tax character of distributions declared in 2001 and the components of distributable earnings on a tax basis as of December 31, 2001 were as follows:

                               Distributions Paid from
                 -------------------------------------                Undistributed
                                             Long-Term                   Tax-Exempt      Capital                         Total
                 Tax-Exempt     Ordinary       Capital                     Ordinary         Loss     Unrealized  Distributable
Fund                 Income       Income          Gain        Total          Income    Carryover   Appreciation       Earnings
----             ----------     --------       -------    ----------  -------------    ---------   ------------  -------------
Insured
  Intermediate      $458,517     $217,189       $87,850     $763,556         $1,515      $    --       $325,587       $327,102
Insured
  Tax Exempt      42,589,886    1,240,315     5,016,187   48,846,388        582,183           --     79,904,820     80,487,003
Insured
  Tax Exempt II      887,048      322,950            --    1,209,998          3,510           --      1,096,413      1,099,923
New York
  Insured          7,543,708           --            --    7,543,708         50,870     (391,858)    11,380,084     11,039,096
Arizona              785,748           --            --      785,748          5,447      (30,946)       912,493        886,994
California           802,460       43,346            --      845,806             --           --      1,470,427      1,470,427
Colorado             301,133           --         7,941      309,074          2,405           --        334,459        336,864
Connecticut        1,100,123           --            --    1,100,123         32,688       (2,602)     1,430,329      1,460,415
Florida            1,271,932      182,936       149,162    1,604,030             --           --      1,698,284      1,698,284
Georgia              344,254           --            --      344,254            328      (16,985)       473,129        456,472
Maryland             873,978           --            --      873,978          4,486      (76,037)       995,343        923,792
Massachusetts      1,164,814           --        64,644    1,229,458          3,793           --      1,423,344      1,427,137
Michigan           1,802,118           --        19,986    1,822,104          1,298           --      2,903,979      2,905,277
Minnesota            470,145           --            --      470,145          3,600      (54,130)       437,393        386,863
Missouri             208,913           --            --      208,913          2,259      (66,520)       197,654        133,393
New Jersey         2,807,202       93,998        90,173    2,991,373         79,053           --      4,030,501      4,109,554
North Carolina       595,741           --            --      595,741          5,374     (111,396)       642,230        536,208
Ohio                 947,764           --       182,070    1,129,834            199           --      1,259,061      1,259,260
Oregon               788,896           --            --      788,896         10,954     (139,902)       871,535        742,587
Pennsylvania       1,818,954       93,360       147,653    2,059,967            764           --      2,536,232      2,536,996
Virginia           1,363,083       28,925       134,224    1,526,232             --           --      1,445,573      1,445,573



Financial Highlights
FIRST INVESTORS

The following table sets forth the per share operating data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

-----------------------------------------------------------------------------------------------------
                                            P E R  S H A R E  D A T A
             ----------------------------------------------------------------------------------------
                                                                  Less Distributions
                             Income from Investment Operations           from
              Net Asset  -------------------------------------  ----------------------
                  Value               Net Realized
              ---------         Net and Unrealized  Total from         Net         Net
              Beginning  Investment Gain (Loss) on  Investment  Investment    Realized          Total
                of Year      Income    Investments  Operations      Income        Gain  Distributions
-----------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
---------------------------
Class A
-------
1997            $ 1.00       $.030           $ --      $ .030       $.030        $ --          $.030
1998              1.00        .027             --        .027        .027          --           .027
1999              1.00        .026             --        .026        .026          --           .026
2000              1.00        .034             --        .034        .034          --           .034
2001              1.00        .022             --        .022        .022          --           .022

Class B
-------
1997              1.00        .022             --        .022        .022          --           .022
1998              1.00        .018             --        .018        .018          --           .018
1999              1.00        .018             --        .018        .018          --           .018
2000              1.00        .026             --        .026        .026          --           .026
2001              1.00        .014             --        .014        .014          --           .014
-----------------------------------------------------------------------------------------------------

INSURED INTERMEDIATE TAX EXEMPT FUND
------------------------------------
Class A
-------
1997            $ 5.79       $.292         $ .140      $ .432       $.292        $ --          $.292
1998              5.93        .288           .086        .374        .294          --           .294
1999              6.01        .231          (.200)       .031        .231          --           .231
2000              5.81        .254           .319        .573        .252        .031           .283
2001              6.10        .243           .049        .292        .245        .137           .382

Class B
-------
1997              5.80        .234           .128        .362        .232          --           .232
1998              5.93        .226           .098        .324        .234          --           .234
1999              6.02        .173          (.202)      (.029)       .171          --           .171
2000              5.82        .208           .315        .523        .202        .031           .233
2001              6.11        .195           .050        .245        .198        .137           .335
-----------------------------------------------------------------------------------------------------

INSURED TAX EXEMPT FUND
----------------------
Class A
-------
1997            $10.14       $.502         $ .312      $ .814       $.504        $ --          $.504
1998             10.45        .475           .099        .574        .474          --           .474
1999             10.55        .515          (.889)      (.374)       .466          --           .466
2000              9.71        .468           .656       1.124        .504          --           .504
2001             10.33        .460          (.099)       .361        .470        .071           .541

Class B
-------
1997             10.13        .429           .323        .752        .432          --           .432
1998             10.45        .400           .096        .496        .396          --           .396
1999             10.55        .431          (.877)      (.446)       .394          --           .394
2000              9.71        .395           .657       1.052        .432          --           .432
2001             10.33        .385          (.106)       .279        .398        .071           .469
-----------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                                           R A T I O S / S U P P L E M E N T A L  D A T A
------------------------   --------------------------------------------------------------------------------
                                                                           Ratio to Average Net
                                                   Ratio to Average Net  Assets Before Expenses
                                                               Assets++       Waived or Assumed
               Net Asset                           --------------------  ----------------------
                   Value                                            Net                     Net   Portfolio
                  ------     Total    Net Assets             Investment              Investment    Turnover
                  End of   Return*   End of Year   Expenses      Income    Expenses      Income        Rate
                    Year       (%) (in thousands)        (%)         (%)         (%)         (%)         (%)
-----------------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
---------------------------
Class A
-------
1997              $ 1.00      3.00     $ 18,680         .75        2.95        1.12        2.58         N/A
1998                1.00      2.77       16,310         .80        2.73        1.19        2.34         N/A
1999                1.00      2.61       16,478         .80        2.58        1.20        2.18         N/A
2000                1.00      3.43       17,553         .80        3.38        1.09        3.09         N/A
2001                1.00      2.17       20,185         .80        2.10        0.88        2.02         N/A

Class B
-------
1997                1.00      2.20           13        1.50        2.20        1.87        1.83         N/A
1998                1.00      1.78            1        1.55        1.98        1.94        1.59         N/A
1999                1.00      1.82            1        1.55        1.83        1.95        1.43         N/A
2000                1.00      2.66          140        1.55        2.63        1.84        2.34         N/A
2001                1.00      1.41           30        1.55        1.35        1.63        1.27         N/A
-----------------------------------------------------------------------------------------------------------

INSURED INTERMED
----------------
Class A
-------
1997              $ 5.93      7.68      $ 7,344         .53        5.02        1.21        4.34          91
1998                6.01      6.47        8,674         .50        4.80        1.20        4.10         163
1999                5.81      0.51        8,263         .50        3.88        1.18        3.20         142
2000                6.10     10.11        9,070         .67        4.32        1.11        3.88          76
2001                6.01      4.82       11,298         .75        3.90        1.05        3.60         134

Class B
-------
1997                5.93      6.39          808        1.53        4.02        1.91        3.64          91
1998                6.02      5.57        1,000        1.50        3.80        1.90        3.40         163
1999                5.82     (0.50)       1,154        1.50        2.88        1.88        2.50         142
2000                6.11      9.16        1,506        1.50        3.49        1.81        3.18          76
2001                6.02      4.02        2,674        1.50        3.15        1.80        2.85         134
-----------------------------------------------------------------------------------------------------------

INSURED TAX EXEM
----------------
Class A
-------
1997              $10.45      8.27   $1,191,815        1.14        4.93         N/A         N/A          13
1998               10.55      5.62    1,118,898        1.11        4.51         N/A         N/A          19
1999                9.71     (3.63)     958,668        1.12        5.03         N/A         N/A          31
2000               10.33     11.93      945,502        1.09        4.69        1.12        4.66          27
2001               10.15      3.51      901,699        1.05        4.43        1.10        4.38          32

Class B
-------
1997               10.45      7.62        3,460        1.85        4.22         N/A         N/A          13
1998               10.55      4.83        3,878        1.83        3.79         N/A         N/A          19
1999                9.71     (4.31)       4,290        1.85        4.30         N/A         N/A          31
2000               10.33     11.12        4,368        1.82        3.96        1.85        3.93          27
2001               10.14      2.70        5,260        1.78        3.70        1.83        3.65          32
-----------------------------------------------------------------------------------------------------------



Financial Highlights (continued)
FIRST INVESTORS

-----------------------------------------------------------------------------------------------------
                                            P E R  S H A R E  D A T A
             ----------------------------------------------------------------------------------------
                                                                  Less Distributions
                             Income from Investment Operations           from
              Net Asset  -------------------------------------  ----------------------
                  Value               Net Realized
              ---------         Net and Unrealized  Total from         Net         Net
              Beginning  Investment Gain (Loss) on  Investment  Investment    Realized          Total
                of Year      Income    Investments  Operations      Income        Gain  Distributions
-----------------------------------------------------------------------------------------------------
INSURED TAX EXEMPT FUND II **
----------------------------
Class A
-------
1997            $13.82       $.670         $ .710      $1.380       $.670       $.120         $ .790
1998             14.41        .660           .390       1.050        .660        .240           .900
1999             14.56        .670          (.940)      (.270)       .650        .030           .680
2000             13.61        .668          1.120       1.788        .681        .417          1.098
2001             14.30        .591           .175        .766        .593        .143           .736

Class B
-------
2000*            14.61        .021           .109        .130        .023        .417           .440
2001             14.30        .487           .169        .656        .483        .143           .626
-----------------------------------------------------------------------------------------------------

NEW YORK INSURED TAX FREE FUND
------------------------------
Class A
-------
1997            $14.54       $.709         $ .395      $1.104       $.708       $.076          $.784
1998             14.86        .674           .137        .811        .676        .145           .821
1999             14.85        .718         (1.249)      (.531)       .659          --           .659
2000             13.66        .646          1.000       1.646        .696          --           .696
2001             14.61        .622          (.164)       .458        .628          --           .628

Class B
-------
1997             14.53        .608           .406       1.014        .608        .076           .684
1998             14.86        .569           .134        .703        .568        .145           .713
1999             14.85        .618         (1.250)      (.632)       .558          --           .558
2000             13.66        .557           .994       1.551        .601          --           .601
2001             14.61        .511          (.159)       .352        .522          --           .522
-----------------------------------------------------------------------------------------------------

MULTI-STATE INSURED TAX FREE FUND
---------------------------------
ARIZONA FUND
------------
Class A
-------
1997            $12.95       $.658         $ .511      $1.169       $.659        $ --          $.659
1998             13.46        .657           .155        .812        .652          --           .652
1999             13.62        .707          (.955)      (.248)       .662          --           .662
2000             12.71        .644           .698       1.342        .692          --           .692
2001             13.36        .616          (.012)       .604        .614          --           .614

Class B
-------
1997             12.95        .556           .500       1.056        .556          --           .556
1998             13.45        .549           .155        .704        .544          --           .544
1999             13.61        .603          (.948)      (.345)       .555          --           .555
2000             12.71        .541           .690       1.231        .591          --           .591
2001             13.35        .514          (.009)       .505        .515          --           .515
-----------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                                           R A T I O S / S U P P L E M E N T A L  D A T A
------------------------   --------------------------------------------------------------------------------
                                                                           Ratio to Average Net
                                                   Ratio to Average Net  Assets Before Expenses
                                                               Assets++       Waived or Assumed
               Net Asset                           --------------------  ----------------------
                   Value                                            Net                     Net   Portfolio
                  ------     Total    Net Assets             Investment              Investment    Turnover
                  End of   Return*   End of Year   Expenses      Income    Expenses      Income        Rate
                    Year       (%) (in thousands)        (%)         (%)         (%)         (%)         (%)
-----------------------------------------------------------------------------------------------------------
INSURED TAX EXEMPT FUND II **
-----------------------------
Class A
-------
1997             $14.41     10.30     $ 16,193         .75        4.80        1.71        3.84         126
1998              14.56      7.39       16,909         .80        4.50        1.73        3.57         172
1999              13.61     (1.92)      15,842         .80        4.72        1.73        3.79         205
2000              14.30     13.50       15,966         .80        4.78        1.78        3.80         167
2001              14.33      5.43       29,851        1.00        4.03        1.52        3.51         190

Class B
-------
2000*             14.30       .89           52        1.31+       4.18+       2.84+       2.65+        167
2001              14.33      4.63        3,019        1.75        3.28        2.27        2.76         190
----------------------------------------------------------------------------------------------------------

NEW YORK INSURED TAX FREE FUND
------------------------------
Class A
-------
1997             $14.86      7.82     $195,273        1.17        4.86        1.22        4.81          24
1998              14.85      5.59      187,544        1.12        4.54        1.22        4.44          44
1999              13.66     (3.67)     164,622        1.09        4.99        1.21        4.87          55
2000              14.61     12.41      167,877        1.06        4.62        1.20        4.48          20
2001              14.44      3.14      171,962        1.01        4.22        1.16        4.07          48

Class B
-------
1997              14.86      7.16        3,602        1.87        4.16        1.92        4.11          24
1998              14.85      4.84        5,271        1.82        3.84        1.92        3.74          44
1999              13.66     (4.34)       4,734        1.79        4.29        1.91        4.17          55
2000              14.61     11.65        4,509        1.76        3.92        1.90        3.78          20
2001              14.44      2.40        6,981        1.74        3.49        1.89        3.34          48
----------------------------------------------------------------------------------------------------------

MULTI-STATE INSURED
-----------------
ARIZONA FUND
------------
Class A
-------
1997             $13.46      9.28      $ 9,691         .50        5.03        1.16        4.37          24
1998              13.62      6.17       10,873         .50        4.88        1.13        4.25          50
1999              12.71     (1.88)      11,746         .50        5.37        1.15        4.72          62
2000              13.36     10.89       14,785         .60        5.01        1.12        4.49          42
2001              13.35      4.56       16,652         .65        4.55        1.20        4.00          36

Class B
-------
1997              13.45      8.36          437        1.30        4.23        1.96        3.57          24
1998              13.61      5.33          489        1.30        4.08        1.93        3.45          50
1999              12.71     (2.60)         508        1.30        4.57        1.95        3.92          62
2000              13.35      9.94          823        1.40        4.21        1.92        3.69          42
2001              13.34      3.80        1,485        1.40        3.80        1.95        3.25          36
----------------------------------------------------------------------------------------------------------



Financial Highlights (continued)
FIRST INVESTORS

-----------------------------------------------------------------------------------------------------
                                            P E R  S H A R E  D A T A
             ----------------------------------------------------------------------------------------
                                                                  Less Distributions
                             Income from Investment Operations           from
              Net Asset  -------------------------------------  ----------------------
                  Value               Net Realized
              ---------         Net and Unrealized  Total from         Net         Net
              Beginning  Investment Gain (Loss) on  Investment  Investment    Realized          Total
                of Year      Income    Investments  Operations      Income        Gain  Distributions
-----------------------------------------------------------------------------------------------------
CALIFORNIA FUND
---------------
Class A
-------
1997            $11.76       $.569         $ .534      $1.103       $.570       $.173          $.743
1998             12.12        .558           .190        .748        .554        .114           .668
1999             12.20        .609          (.952)      (.343)       .558        .019           .577
2000             11.28        .571           .916       1.487        .600        .157           .757
2001             12.01        .544          (.095)       .449        .571        .028           .599

Class B
-------
1997             11.76        .476           .532       1.008        .475        .173           .648
1998             12.12        .458           .184        .642        .458        .114           .572
1999             12.19        .511          (.949)      (.438)       .463        .019           .482
2000             11.27        .469           .933       1.402        .505        .157           .662
2001             12.01        .456          (.097)       .359        .481        .028           .509
-----------------------------------------------------------------------------------------------------

COLORADO FUND
-------------
Class A
-------
1997            $12.49       $.638         $ .498      $1.136       $.636        $ --          $.636
1998             12.99        .644           .152        .796        .636          --           .636
1999             13.15        .634          (.907)      (.273)       .637          --           .637
2000             12.24        .640           .752       1.392        .642          --           .642
2001             12.99        .619           .055        .674        .620        .014           .634

Class B
-------
1997             12.48        .539           .501       1.040        .540          --           .540
1998             12.98        .538           .160        .698        .528          --           .528
1999             13.15        .534          (.914)      (.380)       .530          --           .530
2000             12.24        .546           .740       1.286        .546          --           .546
2001             12.98        .544           .071        .615        .551        .014           .565
-----------------------------------------------------------------------------------------------------

CONNECTICUT FUND
----------------
Class A
-------
1997            $12.70       $.613         $ .471      $1.084       $.614        $ --          $.614
1998             13.17        .607           .186        .793        .603          --           .603
1999             13.36        .651          (.902)      (.251)       .619          --           .619
2000             12.49        .615           .653       1.268        .648          --           .648
2001             13.11        .604          (.051)       .553        .593          --           .593

Class B
-------
1997             12.70        .516           .470        .986        .516          --           .516
1998             13.17        .500           .176        .676        .496          --           .496
1999             13.35        .552          (.901)      (.349)       .511          --           .511
2000             12.49        .515           .652       1.167        .547          --           .547
2001             13.11        .505          (.059)       .446        .496          --           .496
------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                                           R A T I O S / S U P P L E M E N T A L  D A T A
------------------------   --------------------------------------------------------------------------------
                                                                           Ratio to Average Net
                                                   Ratio to Average Net  Assets Before Expenses
                                                               Assets++       Waived or Assumed
               Net Asset                           --------------------  ----------------------
                   Value                                            Net                     Net   Portfolio
                  ------     Total    Net Assets             Investment              Investment    Turnover
                  End of   Return*   End of Year   Expenses      Income    Expenses      Income        Rate
                    Year       (%) (in thousands)        (%)         (%)         (%)         (%)         (%)
-----------------------------------------------------------------------------------------------------------
CALIFORNIA FUND
---------------
Class A
-------
1997              $12.12      9.66      $15,601         .80        4.80        1.16        4.44          46
1998               12.20      6.31       14,614         .80        4.59        1.17        4.22          79
1999               11.28     (2.88)      13,383         .80        5.15        1.17        4.79          49
2000               12.01     13.56       14,765         .70        4.94        1.08        4.56          50
2001               11.86      3.78       17,449         .65        4.52        1.14        4.03          36

Class B
-------
1997               12.12      8.79          220        1.60        4.00        1.96        3.64          46
1998               12.19      5.40          479        1.60        3.79        1.97        3.42          79
1999               11.27     (3.67)         483        1.60        4.35        1.97        3.99          49
2000               12.01     12.74          692        1.50        4.14        1.88        3.76          50
2001               11.86      3.01        1,046        1.40        3.77        1.89        3.28          36
-----------------------------------------------------------------------------------------------------------

COLORADO FUND
-------------
Class A
-------
1997              $12.99      9.37      $ 3,424         .40        5.07        1.29        4.18          39
1998               13.15      6.27        3,571         .40        4.96        1.26        4.10          25
1999               12.24     (2.15)       4,068         .47        4.99        1.28        4.18          40
2000               12.99     11.71        5,139         .50        5.14        1.29        4.35          46
2001               13.03      5.24        7,268         .50        4.70        1.15        4.05          61

Class B
-------
1997               12.98      8.55          370        1.20        4.27        2.09        3.38          39
1998               13.15      5.48          374        1.20        4.16        2.06        3.30          25
1999               12.24     (2.96)         372        1.27        4.19        2.08        3.38          40
2000               12.98     10.78          297        1.30        4.34        2.09        3.55          46
2001               13.03      4.56          419        1.25        3.95        1.90        3.30          61
-----------------------------------------------------------------------------------------------------------

CONNECTICUT FUND
----------------
Class A
-------
1997              $13.17      8.77      $16,151         .80        4.78        1.17        4.41          14
1998               13.36      6.15       17,434         .80        4.58        1.16        4.22          25
1999               12.49     (1.93)      17,903         .80        5.04        1.15        4.69          47
2000               13.11     10.45       19,952         .80        5.40        1.14        5.06          18
2001               13.07      4.26       22,552         .80        4.57        1.19        4.18          33

Class B
-------
1997               13.17      7.95        2,891        1.60        3.98        1.97        3.61          14
1998               13.35      5.22        3,484        1.60        3.78        1.96        3.42          25
1999               12.49     (2.67)       3,205        1.60        4.24        1.95        3.89          47
2000               13.11      9.58        3,539        1.60        4.60        1.94        4.26          18
2001               13.06      3.43        3,689        1.55        3.82        1.94        3.43          33
-----------------------------------------------------------------------------------------------------------



Financial Highlights (continued)
FIRST INVESTORS

-----------------------------------------------------------------------------------------------------
                                            P E R  S H A R E  D A T A
             ----------------------------------------------------------------------------------------
                                                                  Less Distributions
                             Income from Investment Operations           from
              Net Asset  -------------------------------------  ----------------------
                  Value               Net Realized
              ---------         Net and Unrealized  Total from         Net         Net
              Beginning  Investment Gain (Loss) on  Investment  Investment    Realized          Total
                of Year      Income    Investments  Operations      Income        Gain  Distributions
-----------------------------------------------------------------------------------------------------
FLORIDA FUND
------------
Class A
-------
1997            $13.11       $.624         $ .547      $1.171       $.624       $.037          $.661
1998             13.62        .616           .195        .811        .613        .068           .681
1999             13.75        .679         (1.074)      (.395)       .625          --           .625
2000             12.73        .621           .812       1.433        .672        .111           .783
2001             13.38        .592          (.028)       .564        .598        .146           .744

Class B
-------
1997             13.11        .531           .552       1.083        .526        .037           .563
1998             13.63        .507           .186        .693        .505        .068           .573
1999             13.75        .572         (1.065)      (.493)       .517          --           .517
2000             12.74        .516           .808       1.324        .573        .111           .684
2001             13.38        .491          (.035)       .456        .500        .146           .646
-----------------------------------------------------------------------------------------------------

GEORGIA FUND
------------
Class A
-------
1997            $12.55       $.639         $ .578      $1.217       $.637        $ --          $.637
1998             13.13        .645           .135        .780        .640          --           .640
1999             13.27        .633         (1.025)      (.392)       .638          --           .638
2000             12.24        .632           .988       1.620        .630          --           .630
2001             13.23        .619          (.027)       .592        .622          --           .622

Class B
-------
1997             12.54        .524           .584       1.108        .538          --           .538
1998             13.11        .539           .133        .672        .532          --           .532
1999             13.25        .540         (1.029)      (.489)       .531          --           .531
2000             12.23        .524           .999       1.523        .533          --           .533
2001             13.22        .519          (.033)       .486        .526          --           .526
-----------------------------------------------------------------------------------------------------

MARYLAND FUND
-------------
Class A
-------
1997            $12.88       $.652         $ .549      $1.201       $.651        $ --          $.651
1998             13.43        .651           .186        .837        .647          --           .647
1999             13.62        .658          (.994)      (.336)       .654          --           .654
2000             12.63        .626           .854       1.480        .630          --           .630
2001             13.48        .605          (.077)       .528        .608          --           .608

Class B
-------
1997             12.87        .551           .556       1.107        .547          --           .547
1998             13.43        .543           .186        .729        .539          --           .539
1999             13.62        .551          (.995)      (.444)       .546          --           .546
2000             12.63        .522           .856       1.378        .528          --           .528
2001             13.48        .504          (.080)       .424        .504          --           .504
-----------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                                           R A T I O S / S U P P L E M E N T A L  D A T A
------------------------   --------------------------------------------------------------------------------
                                                                           Ratio to Average Net
                                                   Ratio to Average Net  Assets Before Expenses
                                                               Assets++       Waived or Assumed
               Net Asset                           --------------------  ----------------------
                   Value                                            Net                     Net   Portfolio
                  ------     Total    Net Assets             Investment              Investment    Turnover
                  End of   Return*   End of Year   Expenses      Income    Expenses      Income        Rate
                    Year       (%) (in thousands)        (%)         (%)         (%)         (%)         (%)
-----------------------------------------------------------------------------------------------------------
FLORIDA FUND
------------
Class A
-------
1997              $13.62      9.18      $23,840         .80        4.71        1.11        4.40          19
1998               13.75      6.09       25,873         .80        4.50        1.10        4.20          44
1999               12.73     (2.93)      23,729         .80        5.12        1.12        4.80          68
2000               13.38     11.61       25,823         .80        4.81        1.12        4.49          59
2001               13.20      4.25       28,990         .80        4.38        1.17        4.01          73

Class B
-------
1997               13.63      8.38          837        1.60        3.91        1.91        3.60          19
1998               13.75      5.19          858        1.60        3.70        1.90        3.40          44
1999               12.74     (3.65)         789        1.60        4.32        1.92        4.00          68
2000               13.38     10.67          923        1.60        4.01        1.92        3.69          59
2001               13.19      3.42        1,356        1.55        3.63        1.92        3.26          73
-----------------------------------------------------------------------------------------------------------

GEORGIA FUND
------------
Class A
-------
1997              $13.13     10.00      $ 3,152         .40        5.03        1.33        4.10          21
1998               13.27      6.08        3,162         .40        4.92        1.20        4.12          36
1999               12.24     (3.04)       5,527         .48        4.99        1.19        4.28          57
2000               13.23     13.61        6,278         .50        5.03        1.10        4.43          40
2001               13.20      4.52        7,429         .50        4.64        1.13        4.01          37

Class B
-------
1997               13.11      9.07          203        1.20        4.23        2.13        3.30          21
1998               13.25      5.23          250        1.20        4.12        2.00        3.32          36
1999               12.23     (3.78)         296        1.28        4.19        1.99        3.48          57
2000               13.22     12.76          566        1.30        4.23        1.90        3.63          40
2001               13.18      3.70          729        1.25        3.89        1.88        3.26          37
-----------------------------------------------------------------------------------------------------------

MARYLAND FUND
-------------
Class A
-------
1997              $13.43      9.59      $10,705         .50        5.01        1.18        4.33          35
1998               13.62      6.38       11,280         .50        4.84        1.16        4.18          33
1999               12.63     (2.54)      12,579         .50        5.00        1.15        4.35          44
2000               13.48     12.05       14,580         .60        4.86        1.14        4.32          35
2001               13.40      3.95       17,758         .65        4.46        1.17        3.94          33

Class B
-------
1997               13.43      8.81        1,782        1.30        4.21        1.98        3.53          35
1998               13.62      5.54        2,215        1.30        4.04        1.96        3.38          33
1999               12.63     (3.33)       2,718        1.30        4.20        1.95        3.55          44
2000               13.48     11.17        3,328        1.40        4.06        1.94        3.52          35
2001               13.40      3.16        4,474        1.40        3.71        1.92        3.19          33
-----------------------------------------------------------------------------------------------------------



Financial Highlights (continued)
FIRST INVESTORS

-----------------------------------------------------------------------------------------------------
                                            P E R  S H A R E  D A T A
             ----------------------------------------------------------------------------------------
                                                                  Less Distributions
                             Income from Investment Operations           from
              Net Asset  -------------------------------------  ----------------------
                  Value               Net Realized
              ---------         Net and Unrealized  Total from         Net         Net
              Beginning  Investment Gain (Loss) on  Investment  Investment    Realized          Total
                of Year      Income    Investments  Operations      Income        Gain  Distributions
-----------------------------------------------------------------------------------------------------
MASSACHUSETTS FUND
---------------
Class A
-------
1997            $11.92       $.601         $ .356      $ .957       $.603       $.074          $.677
1998             12.20        .586           .049        .635        .578        .237           .815
1999             12.02        .609          (.887)      (.278)       .572          --           .572
2000             11.17        .559           .721       1.280        .600          --           .600
2001             11.85        .538          (.050)       .488        .540        .028           .568

Class B
-------
1997             11.91        .508           .353        .861        .507        .074           .581
1998             12.19        .488           .061        .549        .482        .237           .719
1999             12.02        .520          (.894)      (.374)       .476          --           .476
2000             11.17        .466           .723       1.189        .509          --           .509
2001             11.85        .445          (.055)       .390        .452        .028           .480
-----------------------------------------------------------------------------------------------------

MICHIGAN FUND
-------------
Class A
-------
1997            $12.57       $.610         $ .535      $1.145       $.609       $.046          $.655
1998             13.06        .591           .124        .715        .589        .096           .685
1999             13.09        .603          (.938)      (.335)       .595          --           .595
2000             12.16        .612           .683       1.295        .606        .119           .725
2001             12.73        .581          (.090)       .491        .595        .006           .601

Class B
-------
1997             12.56        .511           .536       1.047        .511        .046           .557
1998             13.05        .484           .123        .607        .481        .096           .577
1999             13.08        .502          (.930)      (.428)       .492          --           .492
2000             12.16        .509           .681       1.190        .511        .119           .630
2001             12.72        .487          (.092)       .395        .499        .006           .505
-----------------------------------------------------------------------------------------------------

MINNESOTA FUND
--------------
Class A
-------
1997            $11.29       $.599         $ .340      $ .939       $.599        $ --          $.599
1998             11.63        .592           .116        .708        .588          --           .588
1999             11.75        .597          (.785)      (.188)       .582          --           .582
2000             10.98        .581           .600       1.181        .591          --           .591
2001             11.57        .555          (.045)       .510        .560          --           .560

Class B
-------
1997             11.29        .508           .341        .849        .509          --           .509
1998             11.63        .498           .114        .612        .492          --           .492
1999             11.75        .499          (.781)      (.282)       .488          --           .488
2000             10.98        .492           .604       1.096        .506          --           .506
2001             11.57        .471          (.045)       .426        .476          --           .476
-----------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                                           R A T I O S / S U P P L E M E N T A L  D A T A
------------------------   --------------------------------------------------------------------------------
                                                                           Ratio to Average Net
                                                   Ratio to Average Net  Assets Before Expenses
                                                               Assets++       Waived or Assumed
               Net Asset                           --------------------  ----------------------
                   Value                                            Net                     Net   Portfolio
                  ------     Total    Net Assets             Investment              Investment    Turnover
                  End of   Return*   End of Year   Expenses      Income    Expenses      Income        Rate
                    Year       (%) (in thousands)        (%)         (%)         (%)         (%)         (%)
-----------------------------------------------------------------------------------------------------------
MASSACHUSETTS FUND
---------------
Class A
-------
1997              $12.20      8.27      $22,852         .80        5.01        1.15        4.66          28
1998               12.02      5.33       22,421         .80        4.82        1.15        4.47          49
1999               11.17     (2.39)      20,507         .80        5.20        1.15        4.85          32
2000               11.85     11.83       22,674         .80        4.95        1.16        4.59          38
2001               11.77      4.15       24,626         .80        4.50        1.18        4.12          45

Class B
-------
1997               12.19      7.41          783        1.60        4.21        1.95        3.86          28
1998               12.02      4.60        1,426        1.60        4.02        1.95        3.67          49
1999               11.17     (3.19)       1,177        1.60        4.40        1.95        4.05          32
2000               11.85     10.95        1,530        1.60        4.15        1.96        3.79          38
2001               11.76      3.30        2,771        1.55        3.75        1.93        3.37          45
-----------------------------------------------------------------------------------------------------------

MICHIGAN FUND
-------------
Class A
-------
1997              $13.06      9.37      $39,581         .87        4.80        1.12        4.55          32
1998               13.09      5.60       39,061         .89        4.51        1.13        4.27          20
1999               12.16     (2.63)      36,506         .87        4.74        1.12        4.49          21
2000               12.73     10.96       36,367         .87        4.94        1.12        4.69          23
2001               12.62      3.89       38,797         .86        2.49        1.16        2.19          22

Class B
-------
1997               13.05      8.54        1,018        1.67        4.00        1.92        3.75          32
1998               13.08      4.73        1,032        1.69        3.71        1.93        3.47          20
1999               12.16     (3.34)         895        1.67        3.94        1.92        3.69          21
2000               12.72     10.03        1,088        1.67        4.14        1.92        3.89          23
2001               12.61      3.12        1,448        1.61        1.74        1.91        1.44          22
-----------------------------------------------------------------------------------------------------------

MINNESOTA FUND
--------------
Class A
-------
1997              $11.63      8.57      $ 8,231         .50        5.27        1.21        4.56          15
1998               11.75      6.23        8,346         .50        5.08        1.23        4.35          22
1999               10.98     (1.65)       8,363         .50        5.26        1.25        4.51          23
2000               11.57     11.08        8,606         .50        5.21        1.15        4.56          32
2001               11.52      4.47       10,321         .50        4.77        1.15        4.12          27

Class B
-------
1997               11.63      7.71           44        1.30        4.47        2.01        3.76          15
1998               11.75      5.37           47        1.30        4.28        2.03        3.55          22
1999               10.98     (2.46)          83        1.30        4.46        2.05        3.71          23
2000               11.57     10.24           96        1.30        4.41        1.95        3.76          32
2001               11.52      3.72          234        1.25        4.02        1.90        3.37          27
-----------------------------------------------------------------------------------------------------------



Financial Highlights (continued)
FIRST INVESTORS

-----------------------------------------------------------------------------------------------------
                                            P E R  S H A R E  D A T A
             ----------------------------------------------------------------------------------------
                                                                  Less Distributions
                             Income from Investment Operations           from
              Net Asset  -------------------------------------  ----------------------
                  Value               Net Realized
              ---------         Net and Unrealized  Total from         Net         Net
              Beginning  Investment Gain (Loss) on  Investment  Investment    Realized          Total
                of Year      Income    Investments  Operations      Income        Gain  Distributions
-----------------------------------------------------------------------------------------------------
MISSOURI FUND
-------------
Class A
-------
1997            $12.29       $.638         $ .490      $1.128       $.638        $ --          $.638
1998             12.78        .634           .188        .822        .632          --           .632
1999             12.97        .650          (.904)      (.254)       .626          --           .626
2000             12.09        .618           .814       1.432        .642          --           .642
2001             12.88        .604          (.073)       .531        .601          --           .601

Class B
-------
1997             12.29        .537           .494       1.031        .541          --           .541
1998             12.78        .528           .187        .715        .525          --           .525
1999             12.97        .553          (.905)      (.352)       .518          --           .518
2000             12.10        .520           .812       1.332        .552          --           .552
2001             12.88        .503          (.068)       .435        .505          --           .505
-----------------------------------------------------------------------------------------------------

NEW JERSEY FUND
---------------
Class A
-------
1997            $12.99       $.630         $ .427      $1.057       $.629       $.118          $.747
1998             13.30        .606           .153        .759        .607        .142           .749
1999             13.31        .653          (.919)      (.266)       .594          --           .594
2000             12.45        .609           .650       1.259        .629          --           .629
2001             13.08        .588          (.061)       .527        .610        .037           .647

Class B
-------
1997             12.97        .525           .433        .958        .530        .118           .648
1998             13.28        .498           .153        .651        .499        .142           .641
1999             13.29        .537          (.909)      (.372)       .488          --           .488
2000             12.43        .504           .649       1.153        .533          --           .533
2001             13.05        .491          (.060)       .431        .514        .037           .551
-----------------------------------------------------------------------------------------------------

NORTH CAROLINA FUND
-------------------
Class A
-------
1997            $12.13       $.597         $ .530      $1.127       $.597        $ --          $.597
1998             12.66        .593           .239        .832        .592          --           .592
1999             12.90        .606          (.900)      (.294)       .596          --           .596
2000             12.01        .595           .859       1.454        .604          --           .604
2001             12.86        .583          (.082)       .501        .581          --           .581

Class B
-------
1997             12.13        .497           .534       1.031        .501          --           .501
1998             12.66        .491           .233        .724        .484          --           .484
1999             12.90        .490          (.891)      (.401)       .489          --           .489
2000             12.01        .497           .867       1.364        .504          --           .504
2001             12.87        .486          (.083)       .403        .483          --           .483
-----------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                                           R A T I O S / S U P P L E M E N T A L  D A T A
------------------------   --------------------------------------------------------------------------------
                                                                           Ratio to Average Net
                                                   Ratio to Average Net  Assets Before Expenses
                                                               Assets++       Waived or Assumed
               Net Asset                           --------------------  ----------------------
                   Value                                            Net                     Net   Portfolio
                  ------     Total    Net Assets             Investment              Investment    Turnover
                  End of   Return*   End of Year   Expenses      Income    Expenses      Income        Rate
                    Year       (%) (in thousands)        (%)         (%)         (%)         (%)         (%)
-----------------------------------------------------------------------------------------------------------
MISSOURI FUND
-------------
Class A
-------
1997              $12.78      9.44      $ 1,798         .40        5.13        1.46        4.07          12
1998               12.97      6.59        2,087         .40        4.97        1.30        4.07          17
1999               12.09     (2.02)       2,471         .47        5.20        1.50        4.17          66
2000               12.88     12.21        3,344         .50        5.04        1.39        4.15          35
2001               12.81      4.17        4,585         .50        4.65        1.16        3.99          29

Class B
-------
1997               12.78      8.60          117        1.20        4.33        2.26        3.27          12
1998               12.97      5.71          172        1.20        4.17        2.10        3.27          17
1999               12.10     (2.78)         210        1.27        4.40        2.30        3.37          66
2000               12.88     11.30          251        1.30        4.24        2.19        3.35          35
2001               12.81      3.40          719        1.25        3.90        1.91        3.24          29
-----------------------------------------------------------------------------------------------------------

NEW JERSEY FUND
---------------
Class A
-------
1997              $13.30      8.36      $59,243         .96        4.81        1.11        4.66          22
1998               13.31      5.84       60,585         .97        4.53        1.11        4.39          27
1999               12.45     (2.05)      52,846         .97        5.02        1.12        4.87          52
2000               13.08     10.41       54,051         .97        4.80        1.12        4.65          41
2001               12.96      4.06       60,321         .96        4.47        1.16        4.27          37

Class B
-------
1997               13.28      7.56        2,011        1.76        4.01        1.91        3.86          22
1998               13.29      5.00        2,562        1.77        3.73        1.91        3.59          27
1999               12.43     (2.85)       3,338        1.77        4.22        1.92        4.07          52
2000               13.05      9.51        3,799        1.77        4.00        1.92        3.85          41
2001               12.93      3.32        4,706        1.71        3.72        1.91        3.52          37
-----------------------------------------------------------------------------------------------------------

NORTH CAROLINA
--------------
Class A
-------
1997              $12.66      9.56      $ 6,697         .40        4.87        1.23        4.04          30
1998               12.90      6.72        8,297         .40        4.68        1.13        3.95          54
1999               12.01     (2.35)       8,978         .48        4.84        1.24        4.08          47
2000               12.86     12.45       10,723         .50        4.86        1.13        4.23          42
2001               12.78      3.94       13,316         .65        4.50        1.20        3.95          51

Class B
-------
1997               12.66      8.71          185        1.20        4.07        2.03        3.24          30
1998               12.90      5.83          246        1.20        3.88        1.93        3.15          54
1999               12.01     (3.18)         596        1.28        4.04        2.04        3.28          47
2000               12.87     11.63        1,566        1.30        4.06        1.93        3.43          42
2001               12.79      3.15        1,839        1.40        3.75        1.95        3.20          51
-----------------------------------------------------------------------------------------------------------



Financial Highlights (continued)
FIRST INVESTORS

-----------------------------------------------------------------------------------------------------
                                            P E R  S H A R E  D A T A
             ----------------------------------------------------------------------------------------
                                                                  Less Distributions
                             Income from Investment Operations           from
              Net Asset  -------------------------------------  ----------------------
                  Value               Net Realized
              ---------         Net and Unrealized  Total from         Net         Net
              Beginning  Investment Gain (Loss) on  Investment  Investment    Realized          Total
                of Year      Income    Investments  Operations      Income        Gain  Distributions
-----------------------------------------------------------------------------------------------------
OHIO FUND
---------
Class A
-------
1997            $12.35       $.607         $ .430      $1.037       $.606       $.071          $.677
1998             12.71        .614           .040        .654        .597        .067           .664
1999             12.70        .636          (.853)      (.217)       .603          --           .603
2000             11.88        .594           .710       1.304        .636        .088           .724
2001             12.46        .567          (.067)       .500        .575        .105           .680

Class B
-------
1997             12.35        .507           .424        .931        .510        .071           .581
1998             12.70        .495           .061        .556        .489        .067           .556
1999             12.70        .529          (.850)      (.321)       .499          --           .499
2000             11.88        .495           .723       1.218        .540        .088           .628
2001             12.47        .477          (.073)       .404        .479        .105           .584
-----------------------------------------------------------------------------------------------------

OREGON FUND
-----------
Class A
-------
1997            $12.00       $.582         $ .582      $1.164       $.584        $ --          $.584
1998             12.58        .582           .191        .773        .583          --           .583
1999             12.77        .585          (.828)      (.243)       .577          --           .577
2000             11.95        .593           .689       1.282        .602          --           .602
2001             12.63        .573          (.067)       .506        .566          --           .566

Class B
-------
1997             11.99        .485           .573       1.058        .488          --           .488
1998             12.56        .480           .204        .684        .484          --           .484
1999             12.76        .489          (.846)      (.357)       .473          --           .473
2000             11.93        .497           .688       1.185        .505          --           .505
2001             12.61        .477          (.057)       .420        .470          --           .470
-----------------------------------------------------------------------------------------------------

PENNSYLVANIA FUND
-----------------
Class A
-------
1997            $12.91       $.624         $ .523      $1.147       $.624       $.153          $.777
1998             13.28        .642           .038        .680        .605        .095           .700
1999             13.26        .606          (.893)      (.287)       .613          --           .613
2000             12.36        .615           .740       1.355        .631        .114           .745
2001             12.97        .577          (.002)       .575        .591        .074           .665

Class B
-------
1997             12.91        .526           .510       1.036        .523        .153           .676
1998             13.27        .533           .039        .572        .497        .095           .592
1999             13.25        .498          (.890)      (.392)       .508          --           .508
2000             12.35        .529           .728       1.257        .533        .114           .647
2001             12.96        .473          (.004)       .469        .495        .074           .569
-----------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                                           R A T I O S / S U P P L E M E N T A L  D A T A
------------------------   --------------------------------------------------------------------------------
                                                                           Ratio to Average Net
                                                   Ratio to Average Net  Assets Before Expenses
                                                               Assets++       Waived or Assumed
               Net Asset                           --------------------  ----------------------
                   Value                                            Net                     Net   Portfolio
                  ------     Total    Net Assets             Investment              Investment    Turnover
                  End of   Return*   End of Year   Expenses      Income    Expenses      Income        Rate
                    Year       (%) (in thousands)        (%)         (%)         (%)         (%)         (%)
-----------------------------------------------------------------------------------------------------------
OHIO FUND
---------
Class A
-------
1997              $12.71      8.64      $19,308         .80        4.88        1.18        4.50          25
1998               12.70      5.26       19,767         .80        4.83        1.19        4.44          34
1999               11.88     (1.77)      18,574         .80        5.15        1.17        4.78          48
2000               12.46     11.32       19,327         .80        4.92        1.15        4.57          35
2001               12.28      4.05       19,996         .80        4.51        1.18        4.13          40

Class B
-------
1997               12.70      7.73          335        1.60        4.08        1.98        3.70          25
1998               12.70      4.46          403        1.60        4.03        1.99        3.64          34
1999               11.88     (2.59)         640        1.60        4.35        1.97        3.98          48
2000               12.47     10.53          972        1.60        4.12        1.95        3.77          35
2001               12.29      3.26        1,444        1.55        3.76        1.93        3.38          40
-----------------------------------------------------------------------------------------------------------

OREGON FUND
-----------
Class A
-------
1997              $12.58      9.97      $11,800         .50        4.78        1.20        4.11          32
1998               12.77      6.29       13,038         .50        4.62        1.20        3.92          27
1999               11.95     (1.95)      12,389         .50        4.72        1.21        4.01          33
2000               12.63     11.04       15,145         .60        4.89        1.22        4.27          37
2001               12.57      4.05       17,341         .65        4.50        1.20        3.95          37

Class B
-------
1997               12.56      9.03          752        1.30        3.98        2.00        3.31          32
1998               12.76      5.55        1,040        1.30        3.82        2.00        3.12          27
1999               11.93     (2.85)       1,096        1.30        3.92        2.01        3.21          33
2000               12.61     10.18        1,226        1.40        4.09        2.02        3.47          37
2001               12.56      3.35        1,584        1.40        3.75        1.95        3.20          37
-----------------------------------------------------------------------------------------------------------

PENNSYLVANIA FUND
-----------------
Class A
-------
1997              $13.28      9.14      $42,223         .85        4.79        1.10        4.54          37
1998               13.26      5.23       40,774         .86        4.81        1.10        4.57          26
1999               12.36     (2.24)      36,737         .86        4.69        1.11        4.44          36
2000               12.97     11.29       37,012         .87        4.88        1.12        4.63          40
2001               12.88      4.47       39,649         .86        4.39        1.16        4.09          35

Class B
-------
1997               13.27      8.23        1,739        1.65        3.99        1.90        3.74          37
1998               13.25      4.39        2,048        1.66        4.01        1.90        3.77          26
1999               12.35     (3.03)       1,936        1.66        3.89        1.91        3.64          36
2000               12.96     10.44        1,235        1.67        4.08        1.92        3.83          40
2001               12.86      3.64        2,562        1.61        3.64        1.91        3.34          35
-----------------------------------------------------------------------------------------------------------



Financial Highlights (continued)
FIRST INVESTORS

-----------------------------------------------------------------------------------------------------
                                            P E R  S H A R E  D A T A
             ----------------------------------------------------------------------------------------
                                                                  Less Distributions
                             Income from Investment Operations           from
              Net Asset  -------------------------------------  ----------------------
                  Value               Net Realized
              ---------         Net and Unrealized  Total from         Net         Net
              Beginning  Investment Gain (Loss) on  Investment  Investment    Realized          Total
                of Year      Income    Investments  Operations      Income        Gain  Distributions
-----------------------------------------------------------------------------------------------------

VIRGINIA FUND
-------------
Class A
-------
1997            $12.75       $.615         $ .504      $1.119       $.617       $.032          $.649
1998             13.22        .612           .123        .735        .603        .092           .695
1999             13.26        .629          (.967)      (.338)       .612          --           .612
2000             12.31        .628           .745       1.373        .636        .047           .683
2001             13.00        .579          (.059)       .520        .598        .062           .660

Class B
-------
1997             12.74        .513           .505       1.018        .516        .032           .548
1998             13.21        .505           .112        .617        .495        .092           .587
1999             13.24        .537          (.982)      (.445)       .505          --           .505
2000             12.29        .538           .739       1.277        .540        .047           .587
2001             12.98        .472          (.048)       .424        .502        .062           .564
-----------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                                           R A T I O S / S U P P L E M E N T A L  D A T A
------------------------   --------------------------------------------------------------------------------
                                                                           Ratio to Average Net
                                                   Ratio to Average Net  Assets Before Expenses
                                                               Assets++       Waived or Assumed
               Net Asset                           --------------------  ----------------------
                   Value                                            Net                     Net   Portfolio
                  ------     Total    Net Assets             Investment              Investment    Turnover
                  End of   Return*   End of Year   Expenses      Income    Expenses      Income        Rate
                    Year       (%) (in thousands)        (%)         (%)         (%)         (%)         (%)
-----------------------------------------------------------------------------------------------------------

VIRGINIA FUND
-------------
Class A
-------
1997              $13.22      9.03      $22,136         .80        4.78        1.16        4.42          10
1998               13.26      5.69       23,423         .80        4.62        1.14        4.28          26
1999               12.31     (2.62)      21,008         .80        4.90        1.17        4.53          36
2000               13.00     11.46       23,606         .80        5.01        1.15        4.66          34
2001               12.86      4.04       32,580         .80        4.44        1.17        4.07          36

Class B
-------
1997               13.21      8.19        1,390        1.60        3.98        1.96        3.62          10
1998               13.24      4.76        1,484        1.60        3.82        1.94        3.48          26
1999               12.29     (3.44)       1,059        1.60        4.10        1.97        3.73          36
2000               12.98     10.64          899        1.60        4.21        1.95        3.86          34
2001               12.84      3.29        1,465        1.55        3.69        1.92        3.32          36
-----------------------------------------------------------------------------------------------------------

  * For the period December 18, 2000 (date Class B shares were first offered) to December 31, 2000

 ** Prior to December 18, 2000, known as Executive Investors Insured Tax
    Exempt Fund

*** Calculated without sales charges

  + Annualized

 ++ Net of expenses waived or assumed by the investment adviser and/or the transfer agent (Note 5)

See notes to financial statements




Independent Auditors' Report

To the Shareholders and Boards of Directors/Trustees of First InvestorsTax-Exempt Money Market Fund, Inc.
First Investors Series Fund
First Investors Insured Tax Exempt Fund, Inc.
Executive Investors Trust
First Investors New York Insured Tax Free Fund, Inc.
and First Investors Multi-State Insured Tax Free Fund

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of First Investors Tax-Exempt Money Market Fund, Inc., First Investors Insured Intermediate Tax Exempt Fund (a series of First Investors Series Fund), First Investors Insured Tax Exempt Fund, Inc., First Investors Insured Tax Exempt Fund II (a series of Executive Investors Trust), First Investors New York Insured Tax Free Fund, Inc. and the seventeen Funds comprising First Investors Multi-State Insured Tax Free Fund, as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation request we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Tax-Exempt Money Market Fund, Inc., First Investors Insured Intermediate Tax Exempt Fund, First Investors Insured Tax Exempt Fund, Inc., First Investors Insured Tax Exempt Fund II, First Investors New York Insured Tax Free Fund, Inc. and the seventeen Funds comprising First Investors Multi-State Insured Tax Free Fund, at December 31, 2001, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

                                             Tait, Weller & Baker
Philadelphia, Pennsylvania
February 1, 2002



This page intentionally left blank.



FIRST INVESTORS TAX EXEMPT FUNDS
Directors/Trustees and Officers*

                                             Position(s)
                                             Held with               Principal               Number of         Other
                                             Funds and               Occupation(s)           Portfolios in     Trusteeships
                                             Length of               During Past             Fund Complex      Directorships
Name, Age and Address                        Service                 5 Years                 Overseen          Held
---------------------                        -----------             -------------           -------------     -------------
DISINTERESTED DIRECTORS/TRUSTEES

Robert M. Grohol  69                         Director/Trustee        None/Retired            50                None
263 Woodland Road                            since 6/30/00
Madison, NJ 07940

Rex R. Reed  79                              Director/Trustee        None/Retired            50                None
259 Governors Drive                          since 3/31/84
Kiawah Island, SC 29455

Herbert Rubinstein  80                       Director/Trustee        None/Retired            50                None
695 Charolais Circle                         since 9/20/79
Edwards, CO 81632

James M. Srygley  69                         Director/Trustee        Owner                   50                None
39 Hampton Road                              since 1/19/95           Hampton
Chatham, NJ 07928                                                    Properties

Robert F. Wentworth  72                      Director/Trustee        None/Retired            50                None
217 Upland Downs Road                        since 10/15/92
Manchester Center, VT 05255



                                             Position(s)
                                             Held with               Principal               Number of         Other
                                             Funds and               Occupation(s)           Portfolios in     Trusteeships
                                             Length of               During Past             Fund Complex      Directorships
Name, Age and Address                        Service                 5 Years                 Overseen          Held
---------------------                        -----------             -------------           -------------     -------------
INTERESTED DIRECTORS/TRUSTEES**

Glenn O. Head  76                            Director/Trustee        Chairman of             50                None
c/o First Investors                          since 1968              First Investors
Management Company, Inc.                                             Corporation,
95 Wall Street                                                       Chairman of
New York, NY 10005                                                   First Investors
                                                                     Consolidated
                                                                     Corporation,
                                                                     Chairman of
                                                                     First Investors
                                                                     Management
                                                                     Company, Inc.,
                                                                     Chairman of
                                                                     Administrative Data
                                                                     Management Corp.,
                                                                     and officer of
                                                                     other affiliated
                                                                     companies***

Kathryn S. Head  46                          Director/Trustee        Vice President          50                None
c/o First Investors                          since 3/17/94           of First Investors
Management Company, Inc.                                             Corporation,
581 Main Street                                                      President of
Woodbridge, NJ 07095                                                 First Investors
                                                                     Consolidated
                                                                     Corporation,
                                                                     President of
                                                                     First Investors
                                                                     Management
                                                                     Company, Inc.,
                                                                     President of
                                                                     Administrative Data
                                                                     Management Corp.,
                                                                     Chairman of
                                                                     First Investors
                                                                     Federal Savings
                                                                     Bank and
                                                                     officer of
                                                                     other affiliated
                                                                     companies***



FIRST INVESTORS TAX EXEMPT FUNDS
Directors/Trustees and Officers* (continued)

                                             Position(s)
                                             Held with               Principal               Number of         Other
                                             Funds and               Occupation(s)           Portfolios in     Trusteeships
                                             Length of               During Past             Fund Complex      Directorships
Name, Age and Address                        Service                 5 Years                 Overseen          Held
---------------------                        -----------             -------------           -------------     -------------
INTERESTED DIRECTORS/TRUSTEES** (continued)

Larry R. Lavoie  54                          Director/Trustee        General Counsel         50                None
c/o First Investors                          since 9/17/98           First Investors
Management Company, Inc.                                             Corporation
95 Wall Street                                                       and other
New York, NY 10005                                                   affiliated
                                                                     companies***

John T. Sullivan  70                         Director/Trustee        Of Counsel              50                None
c/o First Investors                          since 9/20/79           Hawkins,
Management Company, Inc.                                             Delafield &
95 Wall Street                                                       Wood; Director
New York, NY 10005                                                   and Chairman
                                                                     of Executive
                                                                     Committee of
                                                                     First Investors
                                                                     Corporation

  *Each Trustee/Director serves for an indefinite term with the Funds, until his/her successor is elected.

 **Mr. Head and Ms. Head are interested trustees/directors because (a) they are indirect owners of more than 5% of the voting stock of the adviser and principal underwriters of the Funds, (b) they are officers, directors and employees of the advisers and principal underwriters of the Funds, and (c) they are officers of the Funds. Ms. Head is the daughter of Mr. Head. Mr. Lavoie is an interested trustee/director of the Funds because he is an officer of the adviser and principal underwriter of the Funds. Mr. Sullivan is an interested trustee/director because he is a director and Chairman of the Executive Committee of First Investors Corporation.

***Other affiliated companies consist of: First Investors Realty Company,
   Inc., First Investors Life Insurance Company, First Investors Leverage Corporation, Route 33 Realty Corporation, First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, School Financial Management Services, Inc., First Investors Federal Savings Bank, First Investors Credit Corporation and First Investors Resources, Inc.



                                             Position(s)
                                             Held with               Principal               Number of         Other
                                             Funds and               Occupation(s)           Portfolios in     Trusteeships
                                             Length of               During Past             Fund Complex      Directorships
Name, Age and Address                        Service                 5 Years                 Overseen          Held
---------------------                        -----------             -------------           -------------     -------------
OFFICER(S) WHO ARE NOT DIRECTORS/TRUSTEES

Clark D. Wagner  42                          Vice President          Director of             19                None
c/o First Investors                          since 1991              Fixed Income
Management Company, Inc.                                             (previously Chief
95 Wall Street                                                       Investment Officer)
New York, NY 10005

Michael J. O'Keefe  36                       Vice President          Portfolio Manager        3                None
c/o First Investors                          since 1996              of First Investors
Management Company, Inc.                                             Management
95 Wall Street                                                       Company, Inc.
New York, NY 10005

Joseph I. Benedek  44                        Treasurer               Treasurer               50                None
c/o First Investors                          since 1988              and Principal
Management Company, Inc.                                             Accounting Officer
581 Main Street
Woodbridge, NJ 07095

Concetta Durso  65                           Vice President          Vice President of       50                None
c/o First Investors                          and Secretary           First Investors
Management Company, Inc.                     since 1984              Management
95 Wall Street                                                       Company, Inc.
New York, NY 10005                                                   and Secretary
                                                                     of the
                                                                     First Investors
                                                                     Family of
                                                                     Funds



FIRST INVESTORS TAX EXEMPT FUNDS
Shareholder Information

Investment Adviser
First Investors Management Company, Inc.
95 Wall Street
New York, NY 10005

Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103

The Tax-Exempt Money Market Fund is a money market fund and seeks to maintain a stable net asset value of $1.00 per share. However, there can be no assurance that the Fund will be able to do so or to achieve its investment objective. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.

It is the Funds' practice to mail only one copy of their annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Funds will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Funds' prospectus.



NOTES



NOTES



NOTES



NOTES